                                                       Registration No. 33-89188


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                ----------------

                        POST-EFFECTIVE AMENDMENT NO. 8 TO
                                    FORM S-6
                                FOR REGISTRATION
                                      UNDER
                    THE SECURITIES ACT OF 1933 OF SECURITIES
                      OF UNIT INVESTMENT TRUSTS REGISTERED
                                 ON FORM N-8B-2

                                ----------------

                    NORTHWESTERN MUTUAL VARIABLE LIFE ACCOUNT
                              (EXACT NAME OF TRUST)

                 THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY
                               (NAME OF DEPOSITOR)
                            720 EAST WISCONSIN AVENUE
                           MILWAUKEE, WISCONSIN 53202
          (COMPLETE ADDRESS OF DEPOSITOR'S PRINCIPAL EXECUTIVE OFFICES)

         ROBERT J. BERDAN, VICE PRESIDENT, GENERAL COUNSEL AND SECRETARY
                 THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY
                            720 EAST WISCONSIN AVENUE
                           MILWAUKEE, WISCONSIN 53202
                (NAME AND COMPLETE ADDRESS OF AGENT FOR SERVICE)

It is proposed that this filing will become effective
_____ immediately upon filing pursuant to paragraph (b)
__X__ on April 30, 2002 pursuant to paragraph (b)
_____ 60 days after filing pursuant to paragraph (a)(1)
_____ on (DATE) pursuant to paragraph (a)(1)
      of Rule 485
_____ this post-effective amendment designates a new effective date for a previously filed post-effective amendment



                                ----------------

                 THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY

                    NORTHWESTERN MUTUAL VARIABLE LIFE ACCOUNT

                              CROSS-REFERENCE SHEET


         Cross reference sheet showing location in Prospectus of information required by Form N-8B-2.

  Item Number                                    Heading in Prospectus
  -----------                                    ---------------------
       1.........................................Cover Page
       2 ........................................Cover Page; Northwestern Mutual
       3 ........................................Not Applicable
       4 ........................................Distribution of the Policies
       5 ........................................The Account and its Divisions
       6 ........................................The Account and its Divisions
       7 ........................................Not Applicable
       8 ........................................Not Applicable
       9 ........................................Legal Proceedings
      10(a)......................................Other Policy Provisions:  Owner
      10(b)......................................Annual Dividends
      10(c) and (d)..............................Death Benefit, Cash Value, Loans
                                                 and  Withdrawals,  Right to  Return  Policy,  Right to
                                                 Exchange for a Fixed Benefit Policy, Payment Plans
      10(e)......................................Premiums, Paid-Up Insurance,
                                                 Reinstatement
      10(f)......................................Voting Rights
      10(g)......................................Voting Rights, Substitution of Fund
                                                 Shares and Other Changes
      10(h)......................................Voting Rights, Substitution of Fund
                                                 Shares and Other Changes
      10(i)......................................Premiums, Death Benefit, Annual
                                                 Dividends, Other Policy Provisions:

                                                 Payment Plans

      11 ........................................The Account, The Funds: Northwestern Mutual Series
                                                 Fund, Inc. -- Small Cap Growth Stock Portfolio, T.
                                                 Rowe Price Small Cap Value Portfolio, Aggressive Growth
                                                 Stock Portfolio, International Growth Portfolio,
                                                 Franklin Templeton International Equity Portfolio,
                                                 Index 400 Stock Portfolio, Growth Stock Portfolio, J.P.
                                                 Morgan Select Growth and Income Stock Portfolio,
                                                 Capital Guardian Domestic Equity Portfolio, Index 500
                                                 Stock Portfolio, Asset Allocation Portfolio, Balanced
                                                 Portfolio, High Yield Bond Portfolio, Select Bond
                                                 Portfolio, and Money Market Portfolio. Russell
                                                 Insurance Funds -- Multi-Style Equity Fund, Aggressive
                                                 Equity Fund, Non-U.S. Fund, Real Estate Securities
                                                 Fund, and Core Bond Fund
      12 ........................................The Funds
      13 ........................................Summary, The Funds, Deductions and
                                                 Charges, Distribution of the Policies
      14 ........................................Requirements for Insurance
      15 ........................................Premiums, Allocations to the Account
      16 ........................................The Account, The Funds, Allocations
                                                 to the Account

      17 ........................................Same Captions as Items 10(a), (c),
                                                 and (d)
      18 ........................................The Account, Annual Dividends
      19 ........................................Reports
      20 ........................................Not Applicable
      21 ........................................Loans and Withdrawals
      22 ........................................Not Applicable
      23.........................................Not Applicable
      24 ........................................Not Applicable
      25 ........................................Northwestern Mutual
      26 ........................................The Funds, Deductions and Charges
      27 ........................................Northwestern Mutual
      28 ........................................Management
      29 ........................................Not Applicable
      30 ........................................Not Applicable
      31 ........................................Not Applicable
      32 ........................................Not Applicable
      33 ........................................Not Applicable
      34 ........................................Not Applicable
      35 ........................................Northwestern Mutual
      36 ........................................Not Applicable
      37 ........................................Not Applicable
      38 ........................................Distribution of the Policies
      39 ........................................Distribution of the Policies
      40 ........................................The Funds
      41 ........................................The Fund, Distribution of the Policies
      42 ........................................Not Applicable
      43 ........................................Not Applicable
      44 ........................................The Funds, Requirements for Insurance,
                                                 Premiums, Death Benefit, Cash Value
      45 ........................................Not Applicable
      46 ........................................Same Captions as Items 10(c) and (d)
      47 ........................................Not Applicable
      48 ........................................Not Applicable
      49 ........................................Not Applicable
      50 ........................................The Account
      51 ........................................Numerous Captions
      52 ........................................Substitution of Fund Shares and
                                                 Other Changes
      53 ........................................Not Applicable
      54 ........................................Not Applicable
      55 ........................................Not Applicable
      56 ........................................Not Applicable
      57 ........................................Not Applicable
      58 ........................................Not Applicable
      59 ........................................Financial Statements

APRIL 30, 2002



         VARIABLE COMPLIFE(R)



         Variable Whole Life Policy

         with Additional Protection








         CompLife(R)is a registered
         service mark of
         Northwestern Mutual
         Life Insurance Company











                                                                       (PHOTO)










         NORTHWESTERN MUTUAL                       The Northwestern Mutual Life
         SERIES FUND, INC. AND                     Insurance Company
         RUSSELL INSURANCE FUNDS                   720 East Wisconsin Avenue
                                                   Milwaukee, Wisconsin 53202
                                                   (414) 271-1444






         P R O S P E C T U S E S

                                                  [LOGO NORTHWESTERN MUTUAL(TM)]

CONTENTS FOR THIS PROSPECTUS
                                                      PAGE
                                                      ----

Prospectus..............................................1
Summary ................................................2
     Variable Life Insurance............................2
     The Account and its Divisions......................2
     The Policy.........................................2
       Premiums.........................................2
       Death Benefit....................................2
       Cash Value ......................................2
       Deductions and Charges...........................2
         From Premiums..................................2
         From Policy Value..............................3
         From the Assets of the Account.................3
         Transaction Charges............................3
         Surrender Charges..............................3
         From the Mutual Funds..........................3
The Northwestern Mutual Life Insurance Company,
     Northwestern Mutual Variable Life Account,
         Northwestern Mutual Series Fund, Inc. and
         Russell Insurance Funds........................5
     Northwestern Mutual................................5
     The Account........................................5
     The Funds..........................................5
    Northwestern Mutual Series Fund, Inc................5
     Small Cap Growth Stock Portfolio...................5
     T. Rowe Price Small Cap Value Portfolio............5
     Aggressive Growth Stock Portfolio..................5
     International Growth Portfolio.....................6
     Franklin Templeton International Equity Portfolio..6
     Index 400 Stock Portfolio..........................6
     Growth Stock Portfolio.............................6
     J.P. Morgan Select Growth and Income Stock
         Portfolio......................................6
     Capital Guardian Domestic Equity Portfolio.........6
     Index 500 Stock Portfolio .........................6
     Asset Allocation Portfolio.........................6
     Balanced Portfolio.................................6
     High Yield Bond Portfolio..........................6
     Select Bond Portfolio..............................6
     Money Market Portfolio.............................6
    Russell Insurance Funds.............................6
     Multi-Style Equity Fund............................7
     Aggressive Equity Fund.............................7
     Non-U.S. Fund......................................7
     Real Estate Securities Fund........................7
     Core Bond Fund.....................................7
Detailed Information About the Policy...................7
     The Policy Design..................................7
     Requirements for Insurance.........................8
     Premiums...........................................8
     Death Benefit......................................9
     Policy Value and Paid-Up Additional Insurance.....10
     Allocations to the Account........................10
     Deductions and Charges............................11
       Deductions from Premiums........................11
     Charges Against the Policy Value..................11
     Charges Against the Account Assets................12
     Transaction Charges...............................12
       Surrender Charges...............................12
     Guarantee of Premiums, Deductions
       and Charges.....................................13
       Cash Value......................................13
       Annual Dividends................................13
       Loans and Withdrawals...........................14
       Excess Amount...................................14
       Paid-Up Insurance...............................15
       Reinstatement...................................15
       Right to Return Policy..........................15
       Right to Exchange for a Fixed Benefit Policy....15
       Other Policy Provisions.........................15
           Owner.......................................15
           Beneficiary.................................15
           Incontestability............................15
           Suicide.....................................16
           Misstatement of Age or Sex..................16
           Collateral Assignment.......................16
           Payment Plans...............................16
           Deferral of Determination and Payment.......16
       Voting Rights...................................16
       Substitution of Fund Shares
         and Other Changes.............................16
       Reports.........................................16
       Special Policy for Employers....................16
       Distribution of the Policies....................17
       Tax Treatment of Policy Benefits................17
         General.......................................17
         Life Insurance Qualification..................17
         Tax Treatment of Life Insurance...............17
         Modified Endowment Contracts..................18
         Other Tax Considerations......................19
   Other Information...................................20
       Management......................................20
       Regulation......................................22
       Legal Proceedings...............................22
       Illustrations...................................22
       Registration Statement..........................22
       Experts.........................................22
   Financial Statements................................23


     Report of Independent Accountants
       (as of December 31, 2001 and for each of the
       two years in the period ended
       December 31, 2001)..............................23
     Financial Statements of the Account
       (as of December 31, 2001 and for each of
       the two years in the period ended
       December 31, 2001)..............................24
     Financial Statements of Northwestern Mutual
       (as of December 31, 2001 and 2000 and for
       each of the three years in the period ended
       December 31, 2001)..............................35
     Report of Independent Accountants
       (as of December 31, 2001 and 2000 and for
       each of the three years in the period ended
       December 31, 2001)..............................52

P R O S P E C T U S


NORTHWESTERN MUTUAL VARIABLE COMPLIFE(R)

VARIABLE WHOLE LIFE POLICY WITH ADDITIONAL PROTECTION



This prospectus describes the Variable CompLife(R) Policy (the "Policy") offered by The Northwestern Mutual Life Insurance Company. We have designed the Policy to provide lifetime insurance coverage on the insured named in the Policy. We use Northwestern Mutual Variable Life Account (the "Account") to keep the money you invest separate from our general assets. Both the death benefit and the cash value provided by the Policy will vary daily to reflect the investment experience of the Account.

You may allocate the net premiums to one or more of the twenty divisions of the Account. The assets of each division will be invested in a corresponding Portfolio of Northwestern Mutual Series Fund, Inc. or one of the Russell Insurance Funds. The prospectuses for these mutual funds, attached to this prospectus, describe the investment objectives for all of the Portfolios and Funds.

The Policy provides for a scheduled premium payable at least annually, but you may pay more than the scheduled amount. In some situations you may pay less than the scheduled amount. We guarantee that the death benefit will never be less than the Policy's initial amount of whole life insurance, regardless of the Account's investment experience, so long as you pay scheduled premiums when they are due and no Policy debt is outstanding. The Policy may include insurance which we guarantee for only a specified number of years. There is no guaranteed minimum cash value.

In the early years of a Policy it is likely that the cash value will be less than the premium amounts accumulated at interest. This is because of the sales and insurance costs for a new Policy. We make deductions for sales costs and administrative expenses from the cash values of Policies surrendered during the early Policy years. Therefore you should purchase a Policy only if you intend to keep it in force for a reasonably long period.

You may return a Policy for a full refund for a limited period of time. See "Right to Return Policy", p.15.

IT MAY NOT BE ADVANTAGEOUS TO REPLACE EXISTING INSURANCE WITH A VARIABLE LIFE INSURANCE POLICY. SEE DEDUCTIONS AND CHARGES AND CASH VALUE.

THIS PROSPECTUS IS VALID ONLY WHEN ACCOMPANIED BY THE CURRENT PROSPECTUSES FOR NORTHWESTERN MUTUAL SERIES FUND, INC. AND THE RUSSELL INSURANCE FUNDS WHICH ARE ATTACHED HERETO, AND SHOULD BE RETAINED FOR FUTURE REFERENCE.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

SUMMARY

The following summary provides a brief overview of the Account and the Policy. It omits details which are included elsewhere in this prospectus, in the attached mutual fund prospectuses and in the terms of the Policy.

VARIABLE LIFE INSURANCE

Variable life insurance is cash value life insurance and is similar in many ways to traditional fixed benefit life insurance. Variable life insurance allows the policyowner to direct the premiums, after certain deductions, among a range of investment options. The variable life insurance death benefit and cash value vary daily to reflect the performance of the selected investments. Since a substantial part of the premium pays for the insurance risk of death you should not consider variable life insurance unless your primary need is life insurance protection.

THE ACCOUNT AND ITS DIVISIONS

Northwestern Mutual Variable Life Account is the investment vehicle for the Policies. The Account has twenty divisions. You determine how net premiums are to be apportioned. You may select up to ten divisions at any one point in time. We invest the assets of each division in a corresponding Portfolio of Northwestern Mutual Series Fund, Inc. or one of the Russell Insurance Funds. The fifteen Portfolios of Northwestern Mutual Series Fund, Inc. are the Small Cap Growth Stock Portfolio, T. Rowe Price Small Cap Value Portfolio, Aggressive Growth Stock Portfolio, International Growth Portfolio, Franklin Templeton International Equity Portfolio, Index 400 Stock Portfolio, Growth Stock Portfolio, J.P. Morgan Select Growth and Income Stock Portfolio, Capital Guardian Domestic Equity Portfolio, Index 500 Stock Portfolio, Asset Allocation Portfolio, Balanced Portfolio, High Yield Bond Portfolio, Select Bond Portfolio and Money Market Portfolio. The five Russell Insurance Funds are the Multi-Style Equity Fund, Aggressive Equity Fund, Non-U.S. Fund, Real Estate Securities Fund, and Core Bond Fund. For additional information about the funds see the attached prospectuses.

THE POLICY

PREMIUMS The Policy provides for a scheduled premium for the Minimum Guaranteed Death Benefit and any Additional Protection you purchase as part of the Policy. The Minimum Guaranteed Death Benefit is the initial amount of whole life insurance provided by the Policy. Additional Protection is insurance which does not have a lifetime guarantee, but we guarantee this insurance for a specified period. The scheduled premium may include additional amounts to purchase variable paid-up additional insurance or to increase Policy Value. The scheduled premium also includes the amount required for any additional benefits that you purchase with the Policy. You may pay optional unscheduled additional premiums, within limits, to purchase variable paid-up additional insurance or to increase Policy Value. You may suspend payment of premiums if we determine under a certain set of assumptions that the Policy Value is already sufficient to cover future insurance costs. You may have to resume payment of premiums in the future if the Policy Value becomes insufficient. The Policy Value reflects investment experience as well as premiums paid and the cost of insurance and other charges. After a Policy is issued you may increase or decrease the amount of scheduled premiums within limits. Premiums are payable at least annually.

DEATH BENEFIT We guarantee that the Minimum Guaranteed Death Benefit provided by a Policy will be paid upon the death of the insured, regardless of investment experience, if you have paid scheduled premiums when they are due and no Policy debt is outstanding. The death benefit will be increased by the amount of any Additional Protection in force. We guarantee Additional Protection for a period which depends on the sex and risk classification and age of the insured when the Policy is issued and on the proportions of Minimum Guaranteed Death Benefit and Additional Protection. The death benefit will also be increased by the amount of any variable paid-up additional insurance, any excess Policy Value and any amount needed to meet federal income tax requirements for life insurance.

CASH VALUE The cash value of a Policy is not guaranteed and varies daily to reflect investment experience. You may surrender a Policy for its cash value. A surrender charge applies during the first 15 policy years. We permit partial surrenders by administrative practice if the remaining Policy meets our minimum size requirements.

DEDUCTIONS AND CHARGES

FROM PREMIUMS

     -    Deduction of 3.5% for state and federal taxes attributable to premiums

     -    Sales load of 4.5%

     - Annual charge of $84, currently expected to be reduced to $60 after ten years

     -    Annual charge of $0.12 per $1,000 of Minimum Guaranteed Death Benefit

     - Annual expense charge of $0.12 per $1,000 of Minimum Guaranteed Death Benefit and Additional Protection (currently expected to be charged for ten years only)

     - Any extra premium charged for insureds who do not qualify as select, standard plus or standard risks

     -    Any extra premium for additional benefits purchased with the Policy

FROM POLICY VALUE

     - An annual charge, based on the amount at risk and the attained age and risk classification of the insured, with rates based on the 1980 CSO Mortality Tables. This charge also applies for the values which support any paid-up additional insurance.

     - Any surrender charges, administrative charges or decrease in Policy debt that may result from a partial withdrawal, a decrease in the face amount of insurance or a transfer of Policy Value to paid-up insurance

FROM THE ASSETS OF THE ACCOUNT

     - A daily charge at the annual rate of .60% of the Account assets for mortality and expense risks

TRANSACTION CHARGES

     - Fee of up to $25 (currently waived) for transfers among the Account Divisions

     -    Fee of up to $25 (currently waived) for withdrawals of Excess Amount

     - Charge for administrative costs to process a partial surrender, currently expected to be $250

SURRENDER CHARGES

     - Surrender charges for sales and issuance expenses we deduct from Policy proceeds if you surrender the Policy during the first 15 years. See "Surrender Charges", p. 12.


FROM THE MUTUAL FUNDS

     - A daily charge for investment advisory and other services provided to the mutual funds. The total expenses vary by Portfolio or Fund and currently fall in an approximate range of .20% to 1.43% of assets on an annual basis.

The following table shows the annual expenses for each of the Portfolios and Funds, as a percentage of their average net assets of the Portfolio, based on 2001 operations.


                      NORTHWESTERN MUTUAL SERIES FUND, INC.

                   INVESTMENT
                    ADVISORY       OTHER      TOTAL
PORTFOLIO              FEE       EXPENSES   EXPENSES
---------           ---------    --------   --------
Small Cap Growth
  Stock ............  .59%         .01%       .60%
T. Rowe Price
  Small Cap
  Value*............  .85%         .51%      1.36%
Aggressive Growth
  Stock.............  .52%          .00%      .52%
International
  Growth*...........  .75%          .50%     1.25%
Franklin Templeton
  International
  Equity............  .66%          .08%      .74%
Index 400 Stock.....  .25%          .06%      .31%
Growth Stock .......  .42%          .01%      .43%
J.P. Morgan
  Select Growth
  and Income Stock..  .57%          .01%      .58%
Capital Guardian
  Domestic
  Equity*...........  .65%          .25%      .90%
Index 500 Stock.....  .20%          .01%      .21%
Asset Allocation*...  .60%          .32%      .92%
Balanced............  .30%          .00%      .30%
High Yield Bond.....  .50%          .03%      .53%
Select Bond.........  .30%          .00%      .30%
Money Market........  .30%          .00%      .30%

* T. Rowe Price Small Cap Value Portfolio Northwestern Mutual Series Funds' advisor, Mason Street Advisors, LLC ("MSA") has contractually agreed to waive, at least until December 31, 2006, a portion of its 0.85% management fee, up to the full amount of that fee, equal to the amount by which the Portfolio's total operating expenses exceed 1.00% of the Fund's average daily net assets on an annual basis and to reimburse the Portfolio for all remaining expenses after fee waivers which exceed 1.00% of the average daily net assets on an annual basis. Taking the fee waivers into account, the annual total operating expenses were 1.00% of the average net assets of the T. Rowe Price Small Cap Value Portfolio.

International Growth Portfolio MSA has contractually agreed to waive, at least until December 31, 2006, a portion of its 0.75% management fee, up to the full amount of that fee, equal to the amount by which the Portfolio's total operating expenses exceed 1.10% of the Fund's average daily net assets on an annual basis and to reimburse the Portfolio for all remaining expenses after fee waivers which exceed 1.10% of the average daily net assets on an annual basis. Taking the fee waivers into account, the annual total operating expenses were 1.10% of the average net assets of the International Growth Portfolio.

Capital Guardian Domestic Equity Portfolio MSA has contractually agreed to waive, at least until December 31, 2006, a portion of its 0.65% management fee, up to the full amount of that fee, equal to the amount by which the Portfolio's total operating expenses exceed 0.75% of the Fund's average daily net assets on an annual basis and to reimburse the Portfolio for all remaining expenses after fee waivers which exceed 0.75% of the average daily net assets on an annual basis. Taking the fee waivers into account, the annual total operating expenses were 0.75% of the average net assets of the Capital Guardian Domestic Equity Portfolio.

Asset Allocation Portfolio MSA has contractually agreed to waive, at least until December 31, 2006, a portion of its 0.60% management fee, up to the full amount of that fee, equal to the amount by which the Portfolio's total operating expenses exceed 0.75% of the Fund's average daily net assets on an annual basis and to reimburse the Portfolio for all remaining expenses after fee waivers which exceed 0.75% of the average daily net assets on an annual basis. Taking the fee waivers into account, the annual total operating expenses were 0.75% of the average net assets of the Asset Allocation Portfolio.

                             RUSSELL INSURANCE FUNDS

                   INVESTMENT
                    ADVISORY      OTHER      TOTAL
FUND                 FEE **     EXPENSES**  EXPENSES
----               ----------   ----------  --------
Multi-Style Equity
  Fund.............. 0.78%         0.21%     0.99%
Aggressive Equity
  Fund.............. 0.95%         0.43%     1.38%
Non-U.S. Fund....... 0.94%         0.49%     1.43%
Real Estate
  Securities
  Fund.............. 0.84%         0.22%     1.06%
Core Bond Fund...... 0.60%         0.28%     0.88%

**Multi-Style Equity Fund Russell Insurance Funds' advisor, Frank Russell Investment Management Company (FRIMCo) has contractually agreed to waive, at least until April 30, 2003, a portion of its 0.78% management fee, up to the full amount of that fee, equal to the amount by which the Fund's total operating expenses exceed 0.92% of the Fund's average daily net assets on an annual basis and to reimburse the Fund for all remaining expenses after fee waivers which exceed 0.92% of the average daily net assets on an annual basis. Taking the fee waivers into account, the actual annual total operating expenses were 0.92% of the average net assets of the Multi-Style Fund.

Aggressive Equity Fund FRIMCo has contractually agreed to waive, at least until April 30, 2003, a portion of its 0.95% management fee, up to the full amount of that fee, equal to the amount by which the Fund's total operating expenses exceed 1.25% of the Fund's average daily net assets on an annual basis and to reimburse the Fund for all remaining expenses after fee waivers which exceed 1.25% of the average daily net assets on an annual basis. Taking the fee waivers into account, the actual annual total operating expenses were 1.25% of the average net assets of the Aggressive Equity Fund.

Non-U.S. Fund FRIMCo has contractually agreed to waive, at least until April 30, 2003, a portion of its 0.94% management fee, up to the full amount of that fee, equal to the amount by which the Fund's total operating expenses exceed 1.30% of the Fund's average daily net assets on an annual basis and to reimburse the Fund for all remaining expenses after fee waivers which exceed 1.30% of the average daily net assets on an annual basis. Taking the fee waivers into account, the actual annual total operating expenses were 1.30% of the average net assets of the Non-U.S. Fund.

Real Estate Securities Fund FRIMCo has contractually agreed to waive, at least until April 30, 2003, a portion of its .84% management fee, up to the full amount of that fee, equal to the amount by which the Fund's total operating expenses exceed 1.06% of the Fund's average daily net assets on an annual basis and to reimburse the Fund for all remaining expenses after fee waivers which exceed 1.06% of the average daily net assets on an annual basis.

Core Bond Fund FRIMCo has contractually agreed to waive, at least until April 30, 2003, a portion of its 0.60% management fee, up to the full amount of that fee, equal to the amount by which the Fund's total operating expenses exceed ..80% of the Fund's average daily net assets on an annual basis and to reimburse the Fund for all remaining expenses after fee waivers which exceed .80% of the average daily net assets on an annual basis. Taking the fee waivers into account, the actual annual total operating expenses were .80% of the average net assets of the Core Bond Fund.

THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY,
NORTHWESTERN MUTUAL VARIABLE LIFE ACCOUNT,
NORTHWESTERN MUTUAL SERIES FUND, INC. AND
RUSSELL INSURANCE FUNDS


NORTHWESTERN MUTUAL


The Northwestern Mutual Life Insurance Company is a mutual life insurance company organized by a special act of the Wisconsin Legislature in 1857. It is licensed to conduct a conventional life insurance business in the District of Columbia and in all states of the United States. The total assets of Northwestern Mutual exceed $98 billion. Northwestern Mutual sells life and disability insurance policies and annuity contracts through its own field force of approximately 6,000 full time producing agents. The Internal Revenue Service Employer Identification Number of Northwestern Mutual is 39-0509570.


"We" in this prospectus means Northwestern Mutual.

THE ACCOUNT

We established Northwestern Mutual Variable Life Account by action of our Trustees on November 23, 1983, in accordance with the provisions of Wisconsin insurance law. Under Wisconsin law the income, gains and losses, realized or unrealized, of the Account are credited to or charged against the assets of the Account without regard to our other income, gains or losses. We use the Account only for variable life insurance policies. However, the policies issued prior to the introduction of Variable CompLife(R) (October 11, 1995 in most states) are different from the Variable CompLife(R) Policies described in this prospectus. The older policies are described in a separate prospectus and are no longer offered. We also use the Account for other variable life insurance policies which are described in other prospectuses.

The Account is registered with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940. This registration does not involve supervision of management or investment practices or policies. The Account has twenty divisions. All of the assets of each division are invested in shares of the corresponding Portfolio or Fund described below.

THE FUNDS

NORTHWESTERN MUTUAL SERIES FUND, INC.

Northwestern Mutual Series Fund, Inc. is a mutual fund of the series type registered under the Investment Company Act of 1940 as an open-end diversified management investment company. The Account buys shares of each Portfolio at their net asset value without any sales charge.


The investment adviser for the Fund is Mason Street Advisors, LLC ("MSA"), our wholly-owned company. The investment advisory agreements for the respective Portfolios provide that MSA will provide services and bear certain expenses of the Fund. For providing investment advisory and other services and bearing Fund expenses, the Fund pays MSA a fee at an annual rate which ranges from .20% of the aggregate average daily net assets of the Index 500 Stock Portfolio to a maximum of .85% for the T. Rowe Price Small Cap Value Portfolio. Other expenses borne by the Portfolios range from .00% for the Aggressive Growth Stock, Select Bond, Money Market and Balanced Portfolios to .51% for the T. Rowe Price Small Cap Value Portfolio. We provide the people and facilities MSA uses in performing its investment advisory functions and we are a party to the investment advisory agreement. MSA has retained J.P. Morgan Investment Management, Inc., Templeton Investment Counsel, LLC, Capital Guardian Trust Company and T. Rowe Price Associates, Inc. under investment sub-advisory agreements to provide investment advice to the J.P. Morgan Select Growth and Income Stock Portfolio, the Franklin Templeton International Equity Portfolio, the Capital Guardian Domestic Equity Portfolio and the T. Rowe Price Small Cap Value Portfolio.


The investment objectives and types of investments for each of the fifteen Portfolios of the Fund are set forth below. There can be no assurance that the Portfolios will realize their objectives. For more information about the investment objectives and policies, the attendant risk factors and expenses see the attached prospectus for Northwestern Mutual Series Fund, Inc.

SMALL CAP GROWTH STOCK PORTFOLIO. The investment objective of the Small Cap Growth Stock Portfolio is long-term growth of capital. The Portfolio will seek to achieve this objective primarily by investing in the common stocks of companies which can reasonably be expected to increase sales and earnings at a pace which will exceed the growth rate of the U.S. economy over an extended period.

T. ROWE PRICE SMALL CAP VALUE PORTFOLIO. The investment objective of the T. Rowe Price Small Cap Value Portfolio is long-term growth of capital. The Portfolio seeks to achieve this objective by investing primarily in small companies whose common stocks are believed to be undervalued.

AGGRESSIVE GROWTH STOCK PORTFOLIO. The investment objective of the Aggressive Growth Stock Portfolio is to achieve long-term appreciation of capital primarily by investing in the common stocks of companies which can reasonably be expected to increase their sales and earnings at a pace which will exceed the growth rate of the nation's economy over an extended period.

INTERNATIONAL GROWTH PORTFOLIO. The investment objective of the International Growth Portfolio is long-term capital appreciation. Normally, the Portfolio invests at least 80% of its assets in non-U.S. securities. In addition to common stocks, the Portfolio may invest in preferred stocks, convertible bonds, warrants and money market instruments.

FRANKLIN TEMPLETON INTERNATIONAL EQUITY PORTFOLIO. The investment objective of the Franklin Templeton International Equity Portfolio is long-term capital growth. It pursues its objective through a flexible policy of investing in stocks and debt securities of companies and governments outside the United States.

INDEX 400 STOCK PORTFOLIO. The investment objective of the Index 400 Stock Portfolio is to achieve investment results that approximate the performance of the Standard & Poor's MidCap 400 Index ("S&P 400 Index"). The Portfolio will attempt to meet this objective by investing in stocks included in the S&P 400 Index.

GROWTH STOCK PORTFOLIO. The investment objective of the Growth Stock Portfolio is long-term growth of capital; current income is secondary. The Portfolio will seek to achieve this objective by selecting investments in companies which have above average earnings growth potential.

J.P. MORGAN SELECT GROWTH AND INCOME STOCK PORTFOLIO. The investment objective of the J.P. Morgan Select Growth and Income Stock Portfolio is long-term growth of capital and income. Ordinarily the Portfolio pursues its investment objectives by investing primarily in dividend-paying common stock.

CAPITAL GUARDIAN DOMESTIC EQUITY PORTFOLIO. The investment objective of the Capital Guardian Domestic Equity Portfolio is long-term growth of capital and income. The Portfolio seeks to achieve this objective by investing primarily in the stocks of larger American companies.

INDEX 500 STOCK PORTFOLIO. The investment objective of the Index 500 Stock Portfolio is to achieve investment results that approximate the performance of the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index"). The Portfolio will attempt to meet this objective by investing in stocks included in the S&P 500 Index. Stocks are generally more volatile than debt securities and involve greater investment risks.

ASSET ALLOCATION PORTFOLIO. The investment objective of the Asset Allocation Portfolio is to realize as high a level of total return, including current income and capital appreciation, as is consistent with reasonable investment risk. The Portfolio will follow a flexible policy for allocating assets among common stocks, bonds and cash. Stocks may include foreign stocks and bonds may include non-investment grade obligations

BALANCED PORTFOLIO. The investment objective of the Balanced Portfolio is to realize as high a level of long-term total rate of return as is consistent with prudent investment risk. The Balanced Portfolio will invest in common stocks and other equity securities, bonds and money market instruments. Investment in the Balanced Portfolio necessarily involves the risks inherent in stocks and debt securities of varying maturities, including the risk that the Portfolio may invest too much or too little of its assets in each type of security at any particular time.

HIGH YIELD BOND PORTFOLIO. The investment objective of the High Yield Bond Portfolio is to achieve high current income and capital appreciation by investing primarily in fixed income securities that are rated below investment grade by the major rating agencies.

SELECT BOND PORTFOLIO. The primary investment objective of the Select Bond Portfolio is to provide as high a level of long-term total rate of return as is consistent with prudent investment risk. A secondary objective is to seek preservation of shareholders' capital. The Select Bond Portfolio will invest primarily in debt securities. The value of debt securities will tend to rise and fall inversely with the rise and fall of interest rates.

MONEY MARKET PORTFOLIO. The investment objective of the Money Market Portfolio is to realize maximum current income consistent with liquidity and stability of capital. The Money Market Portfolio will invest in money market instruments and other debt securities with maturities generally not exceeding one year. The return produced by these securities will reflect fluctuations in short-term interest rates.

RUSSELL INSURANCE FUNDS

The Russell Insurance Funds also comprise a mutual fund of the series type registered under the Investment Company Act of 1940 as an open-end diversified management investment company. The Account buys shares of each of the Russell Insurance Funds at their net asset value without any sales charge.

The assets of each of the Russell Insurance Funds are invested by one or more investment management organizations researched and recommended by Frank Russell Company ("Russell"), and an affiliate of Russell, Frank Russell Investment Management Company ("FRIMCo"). FRIMCo also advises, operates and administers the Russell Insurance Funds. Russell is our majority-owned subsidiary.

The investment objectives and types of investments for each of the five Russell Insurance Funds are set forth below. There can be no assurance that the Funds will realize their objectives. A table showing the expense ratios for each of the Russell Insurance Funds is included in the Summary above, at page 3. For more information about the investment objectives and policies, the attendant risk factors and expenses see the attached prospectus for the Russell Insurance Funds.

MULTI-STYLE EQUITY FUND. The investment objective of the Multi-Style Equity Fund is to provide income and capital growth by investing principally in equity securities. The Multi-Style Equity Fund invests primarily in common stocks of medium and large capitalization companies. These companies are predominately US-based, although the Fund may invest a limited portion of its assets in non-US firms from time to time.

AGGRESSIVE EQUITY FUND. The investment objective of the Aggressive Equity Fund is to provide capital appreciation by assuming a higher level of volatility than is ordinarily expected from Multi-Style Equity Fund by investing in equity securities. The Aggressive Equity Fund invests primarily in common stocks of small and medium capitalization companies. These companies are predominately US-based, although the Fund may invest in non-US firms from time to time.

NON-U.S. FUND. The investment objective of the Non-U.S. Fund is to provide favorable total return and additional diversification for US investors by investing primarily in equity and fixed-income securities of non-US companies, and securities issued by non-US governments. The Non-U.S. Fund invests primarily in equity securities issued by companies domiciled outside the United States and in depository receipts, which represent ownership of securities of non-US companies.

REAL ESTATE SECURITIES FUND. The investment objective of the Real Estate Securities Fund is to generate a high level of total return through above average current income, while maintaining the potential for capital appreciation. The Fund seeks to achieve its objective by concentrating its investments in equity securities of issuers whose value is derived primarily from development, management and market pricing of underlying real estate properties.

CORE BOND FUND. The investment objective of the Core Bond Fund is to maximize total return, through capital appreciation and income, by assuming a level of volatility consistent with the broad fixed-income market, by investing in fixed-income securities. The Core Bond Fund invests primarily in fixed-income securities. In particular, the Fund holds debt securities issued or guaranteed by the US government, or to a lesser extent by non-US governments, or by their respective agencies and instrumentalities. It also holds mortgage-backed securities, including collateralized mortgage obligations. The Fund also invests in corporate debt securities and dollar-denominated obligations issued in the US by non-US banks and corporations (Yankee Bonds). A majority of the Fund's holdings are US dollar-denominated. From time to time the Fund may invest in municipal debt obligations.

--------------------------------------------------------------------------------

DETAILED INFORMATION ABOUT THE POLICY

THE POLICY DESIGN

We have included this simplified description of the Variable CompLife(R) Policy design in this section to help you understand how the Policy is constructed. It omits details and important qualifications which are discussed in the following sections.

The Policy combines a Minimum Guaranteed Death Benefit with Additional Protection in an integrated policy design. The Minimum Guaranteed Death Benefit represents permanent life insurance guaranteed for the lifetime of the insured if premiums are paid when due and no Policy debt is outstanding. The Additional Protection is guaranteed for a period of years which depends on the sex and risk classification and age of the insured when the Policy is issued and the relative proportions of Minimum Guaranteed Death Benefit and Additional Protection. For an insured aged less than 43 the guaranteed period is not less than ten years. It is generally longer for younger insureds and shorter for insureds who are older, but will not be less than six years.

We place net premiums in the Account divisions you select. The net premiums increase the Policy Value. The Policy Value is the cumulative amount invested, adjusted for investment results, reduced by the cost of insurance. The cost of insurance is based on the net amount at risk. This is the amount of insurance in force less the Policy Value. The cost of insurance also reflects the attained age of the insured each year. If you pay premiums when they are due, and investment experience is favorable, the Policy Value will increase year by year.

We have designed the Policy so that the increase in Policy Value over time should reduce the net amount at risk. The reduction in the net amount at risk offsets the rising cost of the mortality risk as the age of the insured increases, reducing the total cost of insurance which we subtract from the Policy Value each year. This scenario depends, however, on the investment experience which is a principal factor in determining Policy Value. Investment experience is not guaranteed. If investment experience does not produce a sufficient rate of return, the amount of Additional Protection will be reduced in later Policy years, or you will need to pay additional premium to keep the Additional Protection from falling. For a typical Policy the average annual net investment rate of return required to maintain the initial amount of Additional Protection, without additional premium, should be between 4% and 6%, based on the current charges and dividend scale. Any excess Policy Value (we call it the "Excess Amount") is simply added to the death benefit and the cash value, dollar for dollar, unless a greater increase in the death benefit is required to meet tax requirements for life insurance. See "Excess Amount", p.14.

The Policy also allows you to pay additional premiums to purchase variable paid-up additional insurance. We calculate the values for the additional insurance separately from those which support the initial amount of insurance. The values for the variable paid-up additional insurance do not affect the Policy Value. We allow unscheduled additional premiums to purchase variable paid-up additional insurance, subject to insurability of the insured when we accept the premiums.

REQUIREMENTS FOR INSURANCE

The minimum amount we require for the Minimum Guaranteed Death Benefit is $100,000, reduced to $50,000 if the insured is below age 15 or over age 59. If the initial premium is at least $10,000 ($5,000 for ages below 15) the required minimum for the Minimum Guaranteed Death Benefit is $1,000. A lower minimum may apply in some circumstances and will apply if the Policy is purchased for an employer-sponsored benefit plan. See "Special Policy for Employers", p. 16. The Minimum Guaranteed Death Benefit must always be at least $1,000.

Before issuing a Policy, we will require satisfactory evidence of insurability. Non-smokers who meet preferred underwriting requirements are considered select risks. Nonsmokers in the second best classification are considered standard plus risks. The best class of smokers are considered standard risks. The premium is different for each risk classification. We charge a higher premium for insureds who do not qualify as select, standard plus or standard risks. The amount of extra premium depends on the risk classification in which we place the insured.

PREMIUMS

The Policy provides for a level scheduled premium to be paid annually at the beginning of each Policy year. Premiums are payable at our Home Office or to an authorized Agent of Northwestern Mutual.

By administrative practice, we accept premiums on a monthly, quarterly or semi-annual schedule. If you pay premiums more frequently than annually, we place the scheduled net annual premium in the Account on each Policy anniversary. We advance this amount on this date and we are reimbursed as we receive your premium payments. You have no obligation to repay the amount that we have advanced, but failure to pay the premiums when due will cause (a) premium payments to be suspended (subject to the conditions described later in this section), (b) the Policy to continue in force as a reduced amount of paid-up insurance, or (c) the Policy to terminate. If you do not pay premiums when they are due, we will reduce the Account assets supporting the Policy to reflect the premiums due later in the Policy year.

Premiums you pay other than on an annual basis are increased to (1) reflect the time value of money, based on an 8% interest rate, and (2) cover the administrative costs to process the additional premium payments. A monthly premium is currently equal to the annual premium times .0863 plus 50 cents.
Thus, the total of monthly premiums for a year is currently 3.56% plus $6.00 higher than a premium paid annually. You may pay monthly premiums only through an automatic payment plan arranged with your bank. A quarterly premium is currently equal to the annual premium times .2573 plus $2.00. Thus, the total of quarterly premiums for a year is currently 2.92% plus $8.00 higher than a premium paid annually. A semiannual premium is equal to the annual premium times ..5096 plus $1.35. Thus, the total of semiannual premiums for a year is currently 1.92% plus $2.70 higher than a premium paid annually.

The scheduled premium includes the premium for the Minimum Guaranteed Death Benefit and the premium for any Additional Protection. The amount of the premium depends on the amount of the Minimum Guaranteed Death Benefit and the amount of Additional Protection, as well as the insured's age and risk classification. The amount of the premium also reflects the sex of the insured except where state or federal law requires that premiums and other charges and values be determined without regard to sex. We send a notice to you not less than two weeks before each premium is due.

You may select the proportions of Minimum Guaranteed Death Benefit and Additional Protection, subject to the required minimum amount for the Minimum Guaranteed Death Benefit. See "Requirements for Insurance", above.

Policies that include Additional Protection are subject to a minimum premium that is equal to 70% of the premium for a Policy that consists solely of Minimum Guaranteed Death Benefit. The premium for the Additional Protection consists of two times the cost of term insurance (for the insured's age when the Policy was issued) as long as this amount in combination with the premium for the Minimum Guaranteed Death Benefit meets the 70% requirement. If this combination does not meet the 70% requirement the premium for Additional Protection is increased to bring the total up to the 70% level. We apply the amount by which the premium is increased, after deductions, to increase the Policy Value. In most cases we will also guarantee the Additional Protection for a longer period.

In addition to the premium required for the Minimum Guaranteed Death Benefit and any Additional Protection, the scheduled premium may include additional premium to purchase paid-up additional insurance or to increase the Policy Value. The scheduled premium will also include the premium required for any additional benefit included as part of the Policy.

After the Policy is issued we will reduce the additional premium included in the scheduled premium at any time upon your request. You may increase the additional premium included in the scheduled premium, or you may pay optional unscheduled additional premiums, at any time before the Policy anniversary nearest to the insured's 85th birthday, subject to our insurability requirements and issue limits.

If the Policy includes Additional Protection, we may require an increased premium after the guaranteed period to prevent a reduction of the amount of Additional Protection. We determine the increased premium, if required, each year as of the date 25 days before the Policy anniversary. You are entitled to pay the increased premium required to keep the Additional Protection from falling until the insured reaches age 80 but this right terminates as of the first Policy anniversary on which you do not pay the increased premium when it is due.

You may suspend payment of scheduled premiums, at your option, if as of 25 days prior to the Policy anniversary on or before the due date of the premium, (1) the Excess Amount exceeds one year's minimum premium, and (2) the Policy Value exceeds the sum of the net single premium for the amount of insurance then in force, plus the present value of future charges for expenses, additional benefits, and any extra mortality. See "Excess Amount", p. 14. The minimum premium is the sum of the premiums for the Minimum Guaranteed Death Benefit, the Additional Protection and any additional benefit included in the Policy. We will calculate the net single premium and the present value of future charges using the mortality basis for the cost of insurance charges with 6% interest. See "Charges Against the Policy Value", p. 11. While payment of premiums is suspended, certain charges ordinarily deducted from premiums will reduce the Policy Value instead. You may resume payment of scheduled premiums as of any Policy anniversary. You must resume payment of scheduled premiums as of the next Policy anniversary if the Excess Amount, as of 25 days prior to the Policy anniversary, is determined to be less than one year's minimum premium. You may pay unscheduled additional premiums while suspension of scheduled premiums is in effect, subject to our insurability requirements and issue limits.

The Policy provides for a grace period of 31 days for any premium that is not paid when due. The Policy remains in force during this period. If you pay a premium during the grace period, the values for the Policy will be the same as if you had paid the premium when it was due. If you do not pay the premium within the grace period, and the Policy does not qualify for premium suspension, the Policy will terminate as of the date when the premium was due and will no longer be in force, unless it is continued as paid-up insurance. See "Paid-Up Insurance", p. 15. If you surrender a Policy, its cash value will be paid. See "Cash Value", p. 13.

The following table shows representative annual premiums for a Policy with an initial amount of $400,000, divided equally between Minimum Guaranteed Death Benefit and Additional Protection, for male select, standard plus and standard risks, at three ages.


                                     PREMIUM FOR
                     MINIMUM           MINIMUM
                   GUARANTEED        GUARANTEED                        PREMIUM FOR
AGE AT                DEATH             DEATH      ADDITIONAL           ADDITIONAL        TOTAL
ISSUE                BENEFIT           BENEFIT     PROTECTION           PROTECTION       PREMIUM
-----             ------------       -----------   ----------          ------------      -------
                                                     SELECT
15............      $200,000           $1,292        $200,000               $588          $1,880
35............       200,000            2,610         200,000              1,010           3,620
55............       200,000            6,618         200,000              3,320           9,938
                                                  STANDARD PLUS
15............      $200,000           $1,406        $200,000               $608          $2,014
35............       200,000            2,874         200,000              1,118           3,992
55............       200,000            7,196         200,000              4,428          11,624
                                                    STANDARD
15............      $200,000           $1,612        $200,000               $740          $2,352
35............       200,000            3,362         200,000              1,310           4,672
55............       200,000            8,650         200,000              6,380          15,030




DEATH BENEFIT

The death benefit for a Policy includes the Minimum Guaranteed Death Benefit, any Additional Protection in effect, any Excess Amount and any paid-up additional insurance. It is reduced by the amount of any Policy debt outstanding and by an adjustment for any unpaid premiums which have been applied to purchase paid-up additional insurance.

The Minimum Guaranteed Death Benefit you select when the Policy is issued will neither increase nor decrease, regardless of the investment experience of the Account divisions where assets for the Policy are held, so long as you pay scheduled premiums when they are due and no Policy debt is outstanding. In setting the premium rates for the Minimum Guaranteed Death Benefit we have assumed that the Account assets will grow at a net annual rate of 4%. We bear the risk that the rate of growth will be less. A higher rate of growth results in an increase in the Policy Value.

The Additional Protection included in a Policy when it is issued will not increase by reason of investment experience more favorable than the assumed 4% net annual rate of growth. It will not decrease, regardless of investment experience, until expiration of the guaranteed period, so long as you pay scheduled premiums when they are due and no Policy debt is outstanding. A condition for this guarantee is that you must use any dividends paid on the Policy to increase Policy Value until the end of the guaranteed period unless the Policy has an Excess Amount. See "Excess Amount" p. 14. After the guaranteed period, the Additional Protection may be reduced unless the Policy Value exceeds the amount defined by the formula in the Policy. We calculate the amount of Policy Value, and the amount of increased premium required to prevent a reduction in the Additional Protection, 25 days before each Policy anniversary. You may pay any increased premium required to prevent a reduction in the Additional Protection each year until the Policy anniversary nearest the insured's 80th birthday, but this right terminates the first time you do not pay any required increased premium when it is due.

The Policy Value represents the total cumulative net premiums for the Minimum Guaranteed Death Benefit and the Additional Protection, including any additional net premiums or Policy dividends which have been used to increase the Policy Value, adjusted for investment experience, less the cost of insurance which we deduct from the Policy Value on each Policy anniversary. The Policy Value may exceed the amount required to support the Minimum Guaranteed Death Benefit and the Additional Protection. This may result from favorable investment experience or from additional premium or Policy dividends used to increase the Policy Value. The amount by which the Policy Value exceeds the amount needed to support the Minimum Guaranteed Death Benefit and the Additional Protection under a specified set of assumptions is called the Excess Amount. See "Excess Amount",
p. 14. Any Excess Amount will increase the death benefit for the Policy, dollar-for-dollar, except as described in the next paragraph. The Policy Value and any Excess Amount change daily.

We have designed the Policy to meet the definitional requirements for life insurance in Section 7702 of the Internal Revenue Code. See "Tax Treatment of Policy Benefits", p. 17. These rules require that the death benefit will never be less than the Policy Value divided by the net single premium per dollar of death benefit. The required difference between the death benefit and the Policy Value is higher at younger ages than at older ages. The Policy provides for an increase in the death benefit to the extent required to meet this test. After the death benefit has been increased to meet this requirement an increase in the Policy Value will cause a greater than dollar-for-dollar increase in the death benefit, and a decrease in the Policy Value will cause a greater than dollar-for-dollar decrease in the death benefit.

The death benefit is increased by the amount of any paid-up additional insurance purchased with additional premium or Policy dividends. The amount and value of the paid-up additional insurance vary daily to reflect investment experience and are not guaranteed. The amount of any paid-up additional insurance is its value used as a net single premium at the attained age of the insured.

POLICY VALUE AND PAID-UP ADDITIONAL INSURANCE

We determine the Policy Value and the value of any paid-up additional insurance daily by separate calculations. An increase or decrease in the Policy Value has no effect on the value of any paid-up additional insurance, and an increase or decrease in the value of any paid-up additional insurance has no effect on the Policy Value. You may increase or decrease the amount of scheduled additional premium which you are paying to increase the Policy Value or to increase the amount of paid-up additional insurance, and you may change the allocation for applying this additional premium. You must make changes in the scheduled additional premium and its allocation by written request. We may require evidence of insurability. We do not permit increases in the scheduled additional premium after the Policy anniversary nearest the insured's 85th birthday.

You may transfer the value of paid-up additional insurance to increase the Policy Value by written request. This will generally result in a decrease in the total death benefit. You may not transfer Policy Value to the value of paid-up additional insurance.

ALLOCATIONS TO THE ACCOUNT

We place the first net annual premium for the Policy, including any net scheduled additional premium, in the Account on the Policy date. We place the net scheduled annual premium in the Account on each Policy anniversary thereafter even if you are paying premiums on an other-than-annual frequency. We will place net unscheduled premiums in the Account on the date they are received at our Home Office. Net premiums are premiums less the deductions from premiums. See "Deductions from Premiums", below.

We invest premiums placed in the Account prior to the initial allocation date in the Money Market Division of the Account. The initial allocation date is identified in the Policy and is the latest of the Policy date, 45 days after the date of the completed application or 32 days after we approve the application. On the initial allocation date we invest the amount in the Money Market Division in the Account divisions as you have directed in the application for the Policy. You may change the allocation for future net premiums at any time by written request and the change will be effective for premiums placed in the Account thereafter. If you allocate any portion of a premium to a division, the division must receive at least 1% of that premium.

You may apportion the Account assets supporting your Policy among as many as ten divisions of the Account at any one time.


You may transfer accumulated amounts from one division of the Account to another as often as twelve times in a Policy year. If you contemplate the transfer of funds from one division to another, you should consider the risk inherent in a switch from one investment medium to another. In general, frequent transfers based on short-term expectations for the stock and bond markets, especially transfers of large sums, will tend to accentuate the danger that a transfer will be made at an inopportune time. Frequent transfers, or transfers that are large in relation to the assets of the Portfolio or Fund in which a division invests, may also be disruptive and may disadvantage other investors. We reserve the right to limit the frequency or amount of transfers if we determine that this is necessary to protect the interests of other investors. Transfers are effective on the date we receive a written request at our Home Office. We reserve the right to charge a fee of up to $25 to cover administrative costs of transfers. No fee is presently charged.


DEDUCTIONS AND CHARGES

DEDUCTIONS FROM PREMIUMS We deduct a charge for taxes attributable to premiums from each premium. The total amount of this deduction is 3.5% of the premium. Of this amount 2.25% is for state premium taxes. Premium taxes vary from state to state and currently range from .5% to 3.5% of life insurance premiums. The 2.25% rate is an average. The tax rate for a particular state may be lower, higher, or equal to the 2.25% deduction. We do not expect to profit from this charge. The remainder of the deduction, 1.25% of each premium, is for federal income taxes measured by premiums. We believe that this charge does not exceed a reasonable estimate of an increase in our federal income taxes resulting from a change in the Internal Revenue Code relating to deferred acquisition costs.

We deduct a charge of 4.5% for sales costs from each premium. We expect to recover our sales expenses from this amount, over the period while the Policies are in force, and from the surrender charges described below. The amounts we deduct for sales costs in a Policy year are not specifically related to sales costs incurred that year. To the extent that sales expenses exceed the amounts deducted, we will pay the expenses from our other assets. These assets may include, among other things, any gain realized from the charge against the assets of the Account for the mortality and expense risks we have assumed. See "Charges Against the Account Assets", p. 12. To the extent that the amounts deducted for sales costs exceed the amounts needed, we will realize a gain.

We deduct an annual charge of $60 from premiums each year for administrative costs to maintain the Policy. These expenses include costs of premium billing and collection, processing claims, keeping records and communicating with Policyowners. We retain the right to increase this charge after 10 years, but it is guaranteed not to exceed $84 plus 12 cents per $1,000 of both the Minimum Guaranteed Death Benefit and the Additional Protection. We do not expect to profit from this charge.

We deduct an annual charge from premiums each of the first 10 years to compensate us for expenses, other than sales expenses, incurred in conjunction with issuance of the Policy. These expenses include the costs of processing applications, medical examinations, determining insurability and establishing records. The annual amount of this charge is $24 plus 12 cents per $1,000 of Minimum Guaranteed Death Benefit and Additional Protection. If you surrender the Policy before these charges have been deducted for 10 years, the remaining charges will be reflected in the administrative surrender charge. See "Surrender Charges", p. 12.

We deduct an annual charge of 12 cents per $1,000 of Minimum Guaranteed Death Benefit from premiums each year to compensate us for the risk we have assumed by guaranteeing the Minimum Guaranteed Death Benefit, as long as you pay all premiums when they are due, no matter how unfavorable investment performance may be.

We will also deduct any extra amounts we charge for insureds who do not qualify as select, standard plus or standard risks, plus the cost of any additional benefits purchased with the Policy, to determine the net annual premium.

CHARGES AGAINST THE POLICY VALUE We deduct a cost of insurance charge from the Policy Value on each Policy Anniversary. We determine the amount by multiplying the net amount at risk by the cost of insurance rate. The net amount at risk is the projected insurance amount, discounted at 4%, less the Policy Value. The projected insurance amount is the amount of insurance at the end of the Policy year, assuming that the Policy Value increases by the 4% annual growth rate assumed in constructing the Policy. The cost of insurance rate reflects the attained age of the insured. For select and standard risks, the cost of insurance rate is based on the Commissioners 1980 Standard Ordinary Smoker and Non-Smoker Mortality Tables. For other risks, the cost of insurance rate is based on the Commissioners 1980 Standard Ordinary Mortality Tables. The cost of insurance rates are included in the Policy. We also deduct a cost of insurance charge from the cash value of any paid-up additional insurance on each Policy anniversary. If we receive an unscheduled premium on a day other than a Policy anniversary and the net amount at risk increases as a result, we will deduct a cost of insurance charge on that day, reflecting the increase in the net amount at risk and the portion of the Policy year remaining.

While payment of premiums is suspended, a portion of the annual charges which we would ordinarily deduct from premiums will be deducted from the Policy Value instead. We will also make this deduction on the Policy anniversary each year.

We will also reduce the Policy Value by any surrender charges, administrative charges or decrease in Policy debt that may result from a withdrawal, a decrease in the face amount of insurance or a change to variable benefit paid-up insurance.

CHARGES AGAINST THE ACCOUNT ASSETS There is a daily charge to the Account for the mortality and expense risks that we have assumed. The charge is at the annual rate of .60% of the assets of the Account. The mortality risk is that insureds may not live as long as we estimated. The expense risk is that expenses of issuing and administering the Policies may exceed the estimated costs. We will realize a gain from this charge to the extent it is not needed to provide benefits and pay expenses under the Policies. The actual mortality and expense experience under the Policies will be the basis for determining dividends. See "Annual Dividends", p. 13.

The Policies provide that a charge for taxes may be made against the assets of the Account. We are not currently making a daily charge for federal income taxes we have incurred. In no event will the charge for taxes exceed that portion of our actual tax expenses which is fairly allocable to the Policies.

TRANSACTION CHARGES The Policy provides for a fee of up to $25 for a transfer of assets among the Account divisions and for a fee of up to $25 for a withdrawal of Excess Amount. We are currently waiving these charges.

SURRENDER CHARGES If you surrender the Policy before you have paid the premium that is due at the beginning of the fifteenth year, we will deduct surrender charges from the Policy Value. A table of surrender charges is in the Policy.

The surrender charges consist of an administrative surrender charge and a premium surrender charge. The administrative surrender charge is equal to the sum of the issue expense charges which we have not deducted. The administrative surrender charge in the first Policy year is $216, plus $1.08 per $1,000 of Minimum Guaranteed Death Benefit and Additional Protection. This charge grades down linearly each year as you pay the premium (or payment of premiums is suspended) and is zero after you have paid the premium that is due at the beginning of the tenth Policy year (or it is suspended).

The premium surrender charge is a percentage (shown in the table below) of the surrender charge base. If payment of the premium for a Policy year has been suspended, the premium surrender charge percentage will be as if you had paid the annual premium. During the first five policy years, if you pay premiums more frequently than annually we will adjust the premium surrender charge percentages to reflect the actual period for which you have paid premiums.

If none of the premium payments during the first five Policy years have been suspended, the surrender charge base equals the sum of an annual premium for the Minimum Guaranteed Death Benefit (exclusive of the Policy fee and exclusive of any charge for extra mortality) plus a term insurance premium for the initial amount of Additional Protection.

If any of the premium payments during the first five Policy years have been suspended, the surrender charge base equals the lesser of (1) the sum of an annual premium for the Minimum Guaranteed Death Benefit (exclusive of the Policy fee and exclusive of any charge for extra mortality) plus a term insurance premium for the initial amount of Additional Protection, and (2) the sum of the total premiums paid (exclusive of any premiums for additional benefits purchased with the Policy, and premiums for extra mortality, and any extra amount for premiums paid more often than annually) divided by the number of years (including fractions), but not more than five, for which premiums have been paid or suspended.



    FOR POLICIES             PREMIUM SURRENDER CHARGE
 SURRENDERED AFTER                  PERCENTAGE
  PAYMENT OF THE      -------------------------------------
 BEGINNING OF YEAR    ISSUE AGE 65 AND UNDER   ISSUE AGE 75
 -----------------    ----------------------   ------------
         1                  24%                   24%
         2                  28%                 25.5%
         3                  32%                   27%
         4                  36%                 28.5%
    5 through 10            40%                   30%
         11                 32%                   24%
         12                 24%                   18%
         13                 16%                   12%
         14                  8%                    6%
    15 and later             0%                    0%

For issue ages 66 through 74, the percentages are determined by linear interpolation between the percentages shown.

For a Policy that has a Minimum Guaranteed Death Benefit of $50,000 or more, the surrender charges will not exceed $41.16 per $1,000 of Minimum Guaranteed Death Benefit. For a Policy that has a Minimum Guaranteed Death Benefit of $100,000 or more, issued for an insured ages 15-59, the surrender charges will not exceed $22.86 per $1,000 of Minimum Guaranteed Death Benefit. The surrender charges could equal or exceed the Policy Value but we will not apply the surrender charges to the value of any paid-up additional insurance.

GUARANTEE OF PREMIUMS, DEDUCTIONS AND CHARGES

We guarantee and may not increase the premiums for the Minimum Guaranteed Death Benefit and the charge for mortality and expense risks. These amounts will not increase regardless of future changes in longevity or increases in expenses.

CASH VALUE

The cash value for the Policy will change daily in response to investment results. No minimum cash value is guaranteed. The cash value is equal to the Policy Value plus the value of any paid-up additional insurance, reduced by any Policy debt outstanding and the surrender charges. If you are not paying premiums on an annual basis we reduce the cash value for any premiums due later in the Policy year.

We determine the cash value for a Policy at the end of each valuation period. Each business day, together with any non-business days before it, is a valuation period. A business day is any day on which the New York Stock Exchange is open for trading. In accordance with the requirements of the Investment Company Act of l940, we may also determine the cash value for a Policy on any other day on which there is sufficient trading in securities to materially affect the value of the securities held by the Portfolios or Funds.

You may surrender your Policy for the cash value at any time during the lifetime of the insured. Alternatively, you may request that we apply the cash value to provide a reduced amount of fixed or variable paid-up insurance. See "Paid-Up Insurance", p.15.

We will permit partial surrenders of the Policies so long as the Policy that remains meets the regular minimum size requirements. A partial surrender will cause the Policy to be split into two Policies. One Policy will be surrendered; the other will continue in force on the same terms as the original Policy except that the premiums will be based on the reduced amount of insurance. You will receive a new Policy document. The cash value and the death benefit will be proportionately reduced. We will make a deduction from the Policy proceeds for a proportionate part of the surrender charges if a partial surrender takes place before you have paid the premium that is due at the beginning of the fifteenth Policy year. We will make a transaction charge when a partial surrender is effected. The amount of the transaction charge will not exceed the actual administrative costs for the transaction. We currently expect this charge to be $250.

ANNUAL DIVIDENDS

The Policies share in divisible surplus to the extent we determine annually. We will distribute a Policy's share annually as a dividend payable on each Policy anniversary. Dividends under participating policies may be described as refunds of premiums which adjust the cost of a policy to the actual level of cost emerging over time after the policy's issue. Thus participating policies generally have gross premiums which are higher than those for comparable non-participating policies. Both federal and state tax law recognize that a dividend is considered to be a refund of a portion of the premium paid.

Dividend illustrations published at the time a life insurance policy is issued reflect the actual recent experience of the issuing company with respect to investment earnings, mortality and expenses. State law generally prohibits a company from projecting or estimating future results. State law also requires that dividends be paid out of surplus, after certain necessary amounts are set aside, and that such surplus be apportioned equitably among participating policies. In summary, dividends must be based on actual experience and cannot be guaranteed at issue of a policy.

Our actuary annually examines current and recent experience and compares these results with those which were assumed in determining premium rates when each class of policies was issued. We determine classes by such factors as year of issue, age, plan of insurance and risk classification. The actuary then determines the amount of dividends to be equitably apportioned to each class of policies. Following the actuary's recommendations, our Trustees adopt a dividend scale each year, thereby authorizing the distribution of the dividend.

We have no significant actual mortality experience with variable life insurance policies. For purposes of the current dividend scale used for the illustrations we publish, we have assumed that mortality experience in connection with the Policies will be comparable to that actually experienced with fixed benefit life insurance.

Dividends for variable life insurance are generally lower than those for participating fixed benefit life insurance, primarily because a variable life insurance policy provides a contractual mechanism for translation of investment experience into a variable death benefit and variable cash value. For participating fixed benefit life insurance the dividend includes amounts produced by favorable investment results. Dividends based on the Minimum Guaranteed Death Benefit for the Policies described in this prospectus are expected be relatively low during the first 15 Policy years.

You may use dividends to increase the Policy Value. If the Policy has Additional Protection in force, the dividends will be used to increase the Policy Value unless the Policy has Excess Amount. See "Excess Amount", p. 14. If the Policy has Excess Amount, or if no Additional Protection is in force, you may use dividends to purchase variable benefit paid-up additional insurance, or to pay premiums, or we will pay the dividend in cash. If the Policy is in force as fixed benefit paid-up insurance, you may use dividends to purchase fixed benefit paid-up additional insurance or we will pay you the dividend in cash. If the Policy is in force as variable benefit paid-up insurance, you may use the dividends to purchase variable benefit paid-up additional insurance or we will pay you the dividend in cash.

LOANS AND WITHDRAWALS

You may borrow up to 90% of the Policy's cash value using the Policy as security. If a Policy loan is already outstanding, the maximum amount for any new loan is 90% of the amount of cash value the Policy would have if there were no loan, less the amount already borrowed. You may take loan proceeds in cash or you may apply them to pay premiums on the Policy.

Interest on a Policy loan accrues and is payable on a daily basis. We add unpaid interest to the amount of the loan. The Policy cash value is reduced by the amount of the Policy loan. If the cash value decreases to zero the Policy will terminate unless a sufficient portion of the Policy loan is repaid. We will send you a notice at least 31 days before the termination date. The notice will show how much you must repay to keep the Policy in force.

You select the Policy loan interest rate. A specified annual effective rate of 5% is one choice. The other choice is a variable rate based on a corporate bond yield index. We will adjust the variable rate annually, but it will not be less than 5%.

We will take the amount of a Policy loan, including interest as it accrues, from the Account divisions in proportion to the amounts in the divisions. We will transfer the amounts withdrawn to our general account and will credit those amounts on a daily basis with an annual earnings rate equal to the Policy loan interest rate less a charge for the mortality and expense risks we have assumed and for expenses, including taxes. The aggregate charge is currently at the annual rate of .90% for the 5% specified Policy loan interest rate and .90% for the variable Policy loan interest rate. For example, the earnings rate corresponding to the specified 5% Policy loan interest rate is currently 4.10%. A Policy loan, even if it is repaid, will have a permanent effect on the Policy Value and cash value because the amounts borrowed will not participate in the Account's investment results while the loan is outstanding. The effect may be either favorable or unfavorable depending on whether the earnings rate credited to the loan amount is higher or lower than the rate credited to the unborrowed amount left in the Account.

Except when the Policy is in force as fixed benefit paid-up insurance, we will allocate a Policy loan between Policy Value and variable paid-up additional insurance in proportion to the amount of cash value attributable to each.

You may repay a Policy loan, and any accrued interest outstanding, in whole or in part, at any time. We will credit payments as of the date we receive them and transfer them from our general account to the Account divisions, in proportion to the amounts in the divisions, as of the same date.

You may make a withdrawal if the Excess Amount is sufficient. See "Excess Amount", p. 14. A withdrawal may neither decrease the Excess Amount to less than the surrender charge which would apply if the Policy were surrendered nor reduce the loan value to less than any Policy debt outstanding. The minimum amount for withdrawals is $250. An administrative charge of up to $25 may apply, but we are currently waiving that charge.

A withdrawal of Policy Value decreases the death benefit by the same amount. If the death benefit for a Policy has been increased to meet the federal tax requirements for life insurance, the decrease in the death benefit caused by a subsequent withdrawal may be larger than the amount of the withdrawal.

If cumulative withdrawals exceed the cumulative additional premiums which have been used to increase the Policy Value, with both withdrawals and premiums increased by 4% annual interest, subsequent unfavorable investment experience may cause the Policy to lapse unless you pay an additional unscheduled premium to increase the Policy Value. The due date for this premium is the Policy anniversary following written notice to you.

EXCESS AMOUNT

The Excess Amount is the amount by which the Policy Value exceeds the Tabular Cash Value for the sum of the Minimum Guaranteed Death Benefit and any Additional Protection in effect. The Tabular Cash Value is an amount equal to a Policy Value calculated assuming (1) a whole life Policy with a face amount equal to the sum of the Minimum Guaranteed Death Benefit and the Additional Protection, (2) all premiums are paid when due, (3) no additional premiums or dividends used to increase Policy Value, (4) a 4% level annual rate of return, and (5) maximum Policy charges apply. If you are not paying premiums on an annual basis, the Excess Amount is reduced for any premiums due later in the Policy year.

PAID-UP INSURANCE

If you do not pay a premium within the 31-day grace period, and the Policy does not qualify for suspension of premium payments, the Policy will continue in force as a reduced amount of fixed benefit paid-up insurance. Alternatively you may select a reduced amount of variable benefit paid-up insurance. You must make this selection during the grace period or sooner.

If the Policy is in force as a reduced amount of fixed benefit paid-up insurance, we will transfer the amount of the cash value from the Account to our general account. Thereafter the Policy will not participate in the Account's investment results unless the Policy is subsequently reinstated. See "Reinstatement", below. The minimum cash value for fixed benefit paid-up insurance is $1,000. If the cash value is less than $1,000 as of the last day of the grace period we will treat the Policy as surrendered. You may select variable benefit paid-up insurance only if the cash value of the Policy is at least $5,000.

We determine the amount of paid-up insurance by applying the amount of cash value plus any Policy debt as a net single premium at the attained age. Paid-up insurance has cash and loan values. For fixed benefit paid-up insurance the amounts of these are guaranteed. For variable paid-up insurance neither the death benefit or the cash value is guaranteed. Paid-up insurance remains in force for the lifetime of the insured unless you surrender or terminate the Policy. While the Policy is in force as either fixed or variable benefit paid-up insurance the Minimum Guaranteed Death Benefit and any Additional Protection will not be in effect. Any Policy debt will continue.

REINSTATEMENT

If a premium is due and remains unpaid after the grace period expires, the Policy may be reinstated while the insured is alive within three years after the premium due date. The insured must provide satisfactory evidence of insurability unless reinstatement takes place within 31 days after the end of the grace period. We may require a substantial payment. Following reinstatement the Policy will have the same Minimum Guaranteed Death Benefit, Additional Protection, Policy Value and paid-up additional insurance as if minimum premiums had been paid when due. We will credit a 4% rate of investment earnings for the period from the due date of the overdue premium to the date of reinstatement. We will make an adjustment for any Policy debt or the debt may be reinstated. The Policy may not be reinstated if you have surrendered it for its cash value.

RIGHT TO RETURN POLICY

You may return a Policy for a full refund of the premium you paid within 45 days after you sign the application for insurance, or within 10 days after you received the Policy, or within 10 days after a Notice of Cancellation Right is mailed or delivered to you, whichever date is latest. You may mail or deliver the Policy to the agent who sold it or to our Home Office. If returned, we will consider the Policy void from the beginning.

RIGHT TO EXCHANGE FOR A FIXED BENEFIT POLICY

You may exchange a Policy for a whole life insurance policy with benefits that do not vary with the investment experience of a separate account. You may elect the exchange at any time within twenty-four months after the issue date of the Policy provided premiums are duly paid. We do not require evidence of insurability.

The new policy will be on the life of the same insured and will have the same initial guaranteed death benefit, policy date and issue age. The premiums and cash values will be the same as those for fixed benefit policies we issued on the issue date of the Policy.

The exchange will be subject to an equitable cash adjustment. The amount will recognize the difference in premiums and investment performance of the two policies. An exchange will be effective when we receive a proper written request, as well as the Policy and any amount due on the exchange.

You may also exchange a Policy for a fixed benefit policy if either of the mutual funds changes its investment adviser or if there is a material change in the investment policies of a Portfolio or Fund. You will be given notice of any such change and will have 60 days to make the exchange.

OTHER POLICY PROVISIONS

OWNER. The owner is identified in the Policy. The owner may exercise all rights under the Policy while the insured is living. Ownership may be transferred to another. Written proof of the transfer must be received by Northwestern Mutual at its Home Office. In this prospectus "you" means the owner or prospective purchaser of a Policy.

BENEFICIARY. The beneficiary is the person to whom the death benefit is payable. The beneficiary is named in the application. After the Policy is issued you may change the beneficiary in accordance with the Policy provisions.

INCONTESTABILITY. We will not contest a Policy after it has been in force during the lifetime of the insured for two years from the date of issue.

SUICIDE. If the insured dies by suicide within one year from the date of issue, the amount payable under the Policy will be limited to the premiums paid, less the amount of any Policy debt and withdrawals and less the cash value of any variable paid-up insurance surrendered.

MISSTATEMENT OF AGE OR SEX. If the age or sex of the insured has been misstated, we will adjust benefits under a Policy to reflect the correct age and sex.

COLLATERAL ASSIGNMENT. You may assign a Policy as collateral security. We are not responsible for the validity or effect of a collateral assignment and will not be deemed to know of an assignment before receipt of the assignment in writing at our Home Office.

PAYMENT PLANS. The Policy provides a variety of payment plans for Policy benefits. Any Northwestern Mutual agent authorized to sell the Policies can explain these provisions on request.

DEFERRAL OF DETERMINATION AND PAYMENT. So long as premiums have been paid when due, we will ordinarily pay Policy benefits within seven days after we receive all required documents at our Home Office. However, we may defer determination and payment of benefits during any period when it is not reasonably practicable to value securities because the New York Stock Exchange is closed or an emergency exists or the Securities and Exchange Commission, by order, permits deferral for the protection of Policyowners.

If a Policy is in force as fixed benefit paid-up insurance, we have the right to defer payment of the cash value for up to six months from the date of a Policy loan or surrender. If payment is deferred for 30 days or more we will pay interest at an annual effective rate of 4%.

VOTING RIGHTS

We are the owner of the mutual fund shares in which all assets of the Account are invested. As the owner of the shares we will exercise our right to vote the shares to elect directors of the funds, to vote on matters required to be approved or ratified by mutual fund shareholders under the Investment Company Act of 1940 and to vote on any other matters that may be presented to any shareholders' meeting of the funds. However, we will vote the mutual fund shares held in the Account in accordance with instructions from owners of the Policies. We will vote any shares held in our general account in the same proportions as the shares for which voting instructions are received. If the applicable laws or regulations change so as to permit us to vote the shares in our own discretion, we may elect to do so.

The number of mutual fund shares for each division of the Account for which the owner of a Policy may give instructions is determined by dividing the amount of the Policy's cash value apportioned to that division, if any, by the per share value for the corresponding Portfolio or Fund. The number will be determined as of a date we choose, but not more than 90 days before the shareholders' meeting. Fractional votes are counted. We will solicit voting instructions with written materials at least 14 days before the meeting. We will vote shares as to which we receive no instructions in the same proportion as the shares as to which we receive instructions.

We may, if required by state insurance officials, disregard voting instructions which would require mutual fund shares to be voted for a change in the sub-classification or investment objectives of a Portfolio or Fund, or to approve or disapprove an investment advisory agreement for either of the mutual funds. We may also disregard voting instructions that would require changes in the investment policy or investment adviser for either a Portfolio or a Fund, provided that we reasonably determine to take this action in accordance with applicable federal law. If we disregard voting instructions we will include a summary of the action and reasons therefor in the next semiannual report to the owners of the Policies.

SUBSTITUTION OF FUND SHARES AND OTHER CHANGES

If, in our judgment, a Portfolio or Fund becomes unsuitable for continued use with the Policies because of a change in investment objectives or restrictions, we may substitute shares of another Portfolio or Fund or another mutual fund. Any substitution of shares will be subject to any required approval of the Securities and Exchange Commission, the Wisconsin Commissioner of Insurance or other regulatory authority. We have also reserved the right, subject to applicable federal and state law, to operate the Account or any of its divisions as a management company under the Investment Company Act of 1940, or in any other form permitted, or to terminate registration of the Account if registration is no longer required, and to change the provisions of the Policies to comply with any applicable laws.

REPORTS

For each Policy year (unless a Policy is in force as fixed benefit paid-up insurance) you will receive a statement showing the death benefit, cash value and any Policy loan (including interest charged) as of the anniversary date. This report will show the apportionment of invested assets among the Account divisions. You will also receive annual and semiannual reports for the Account and both of the mutual funds, including financial statements.

SPECIAL POLICY FOR EMPLOYERS

A reduced minimum amount applies for Policies where the insurance involves an employer sponsored benefit plan or arrangement. The sum of the Minimum Guaranteed Death Benefit and the Additional Protection must be at least $10,000, of which the Minimum Guaranteed Death Benefit must be at least $1,000. The premium for the Additional Protection is two times the cost of term insurance for the insured's age when the Policy is issued.

These Policies for employers may include a provision to permit the amount of Additional Protection to increase after issue. Any such increase amount must be based on the terms of the benefit plan or arrangement and may not be subject to the discretion of the insured or the insured's beneficiary. A description of the method of determining the amount of any increase is included in the Policy. Changes to the amount of Additional Protection will be effective on Policy anniversaries. The surrender charge and all charges for issue and administrative expenses will be based on the initial amount of Additional Protection.

For certain situations where the insurance involves an employer sponsored benefit plan or arrangement, federal law and the laws of certain states may require that premiums and annuity rates be determined without regard to sex. Special Policies are available for this purpose. You are urged to review any questions in this area with qualified counsel.

DISTRIBUTION OF THE POLICIES


We sell the Policies through individuals who are licensed life insurance agents appointed by Northwestern Mutual and are registered representatives of Northwestern Mutual Investment Services, LLC ("NMIS"), our wholly-owned company. NMIS is a registered broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers. NMIS was organized in 1968 and is a Wisconsin limited liability company. Its address is 611 East Wisconsin Avenue, Milwaukee, Wisconsin 53202. The Internal Revenue Service Employer Identification Number of NMIS is 52-2114207.


Commissions paid to the agents will not exceed 40% of the premium for the first year, 6% of the premium for the second through tenth years, and 2-3/4% of the premium thereafter.

Agents who meet certain productivity and persistency standards receive additional compensation. We may pay new agents differently during a training period. General agents and district agents who are registered representatives of NMIS and have supervisory responsibility for sales of the Policies receive commission overrides and other compensation.

TAX TREATMENT OF POLICY BENEFITS

GENERAL The following discussion provides a general description of federal income tax considerations relating to the Policy. The discussion is based on current provisions of the Internal Revenue Code ("Code") as currently interpreted by the Internal Revenue Service. We do not intend this as tax advice. The discussion is not exhaustive, it does not address the likelihood of future changes in federal income tax law or interpretations thereof, and it does not address state or local tax considerations which may be significant in the purchase and ownership of a Policy.

The Economic Growth and Tax Relief Reconciliation Act of 2001, enacted on June 7, 2001, made substantial changes to the estate, gift and generation skipping transfer tax. The Act increases the amount of an estate exempt from tax from $675,000 in 2001 to $1 million in 2002, $2 million in 2006 and $3.5 million in 2009. The Act reduces the top estate, gift and generation skipping transfer tax rate from 55% in 2001 to 45% in 2009. In 2010, the estate tax and generation skipping transfer tax are repealed and the gift tax is reduced to 35%. All of these changes are sunsetted or repealed in 2011, unless extended or made permanent. It is generally believed that the estate tax repeal will not be made permanent but that further changes may be made.

LIFE INSURANCE QUALIFICATION Section 7702 of the Code defines life insurance for federal income tax purposes. We have designed the Policy to comply with this definition.

Section 817(h) of the Code authorizes the Secretary of the Treasury to set standards for diversification of the investments underlying variable life insurance policies. Final regulations have been issued pursuant to this authority. Failure to meet the diversification requirements would disqualify the Policies as life insurance for purposes of Section 7702 of the Code. We intend to comply with these requirements.

The Treasury Department, in connection with the diversification requirements, stated that it expected to issue guidance about circumstances where a policyowner's control of separate account assets would cause the policyowner, and not the life insurance company, to be treated as the owner of those assets. These guidelines have not been issued. If the owner of a Policy were treated as the owner of the Fund shares held in the Account, the income and gains related to those shares would be included in the owner's gross income for federal income tax purposes. We believe that we own the assets of the Account under current federal income tax law.

TAX TREATMENT OF LIFE INSURANCE While a Policy is in force, increases in the cash value of the Policy as a result of investment experience are not subject to federal income tax until there is a distribution as defined by the Code. The death benefit received by a beneficiary will not be subject to federal income tax.

Unless the Policy is a modified endowment contract, as described below, a loan received under a Policy will not be treated as a distribution subject to current federal income tax. Interest paid by individual owners of the Policies will ordinarily not be deductible. You should consult a qualified tax adviser as to the deductibility of interest paid, or accrued, by other purchasers of the Policies. See "Other Tax Considerations", p. 19.

As a general rule, the proceeds from a withdrawal of cash value will be taxable only to the extent that the withdrawal exceeds the basis of the Policy. The basis of the Policy is generally equal to the premiums paid less any amounts previously received as tax-free distributions. In certain circumstances, a withdrawal of cash value during the first 15 Policy years may be taxable to the extent that the cash value exceeds the basis of the Policy. This means that the amount withdrawn may be taxable even if that amount is less than the basis of the Policy.

Caution must be used when taking cash out of a Policy through policy loans. If interest is not paid annually, it is added to the principal amount and the total amount will continue to accrue for as long as the loan is maintained on the Policy. If the Policy remains in force until death, the loan will be repaid from the tax-free death benefit. However, if the Policy terminates by any method other than death, the total cash value of the Policy, plus the total amount of the loan, will be taxable to the extent it exceeds the amount of premiums paid. In extreme situations, policyowners can face what is called the "surrender squeeze". The surrender squeeze occurs when there is neither enough unborrowed cash value remaining in the Policy to cover the interest payment required to keep the Policy in force, nor to cover the tax due if the Policy terminates. Either the interest would have to be paid annually or the Policy would terminate and any income tax due would have to be paid with other assets.

Special tax rules may apply when ownership of a Policy is transferred. You should seek qualified tax advice if you plan a transfer of ownership.

MODIFIED ENDOWMENT CONTRACTS A Policy will be classified as a modified endowment contract if the cumulative premium paid during the first seven Policy years exceeds a defined "seven-pay" limit. The seven-pay limit is based on a hypothetical life insurance policy issued on the same insured person and for the same initial death benefit which, under specified conditions (which include the absence of expense and administrative charges) will be fully paid for after seven level annual payments. A Policy will be treated as a modified endowment contract unless cumulative premiums paid under the Policy, at all times during the first seven Policy years, are less than or equal to the cumulative seven-pay premiums which would have been paid under the hypothetical policy on or before such times.

Whenever there is a "material change" under a Policy, it will generally be treated as a new contract for purposes of determining whether the Policy is a modified endowment contract, and subjected to a new seven-pay period and a new seven-pay limit. The new seven-pay limit would be determined taking into account the cash value of the Policy at the time of such change. A materially changed Policy would be considered a modified endowment contract if it failed to satisfy the new seven-pay limit. A material change could occur as a result of a change in the death benefit, a change in the level of premium payments, and certain other changes.

If the benefits are reduced during the first seven Policy years after entering into the Policy (or within seven years after a material change), for example, by making a withdrawal of cash value or, in some cases, by lapsing the Policy, the seven-pay premium limit will be redetermined based on the reduced level of benefits and applied retroactively for purposes of the seven-pay test. If the premiums previously paid are greater than the recalculated seven-pay premium limit, the Policy will become a modified endowment contract. A life insurance policy which is received in exchange for a modified endowment contract will also be considered a modified endowment contract.

If a Policy is a modified endowment contract, any distribution from the Policy will be taxed on a gain-first basis. Distributions for this purpose include a loan (including any increase in the loan amount to pay interest on an existing loan or an assignment or a pledge to secure a loan) or a withdrawal of cash value. Any such distributions will be considered taxable income to the extent the cash value exceeds the basis in the Policy. For modified endowment contracts, the basis would be increased by the amount of any prior loan under the Policy that was considered taxable income. For purposes of determining the taxable portion of any distribution, all modified endowment contracts issued by Northwestern Mutual to the same policyowner (excluding certain qualified plans) during any calendar year are to be aggregated. The Secretary of the Treasury has authority to prescribe additional rules to prevent avoidance of gain-first taxation on distributions from modified endowment contracts.

A 10% penalty tax will apply to the taxable portion of a distribution from a modified endowment contract. The penalty tax will not, however, apply to distributions (i) to taxpayers 59 1/2 years of age or older, (ii) in the case of a disability (as defined in the Code) or (iii) received as part of a series of substantially equal periodic annuity payments for the life (or life expectancy) of the taxpayers or the joint lives (or joint life expectancies) of the taxpayer and his beneficiaries. If a Policy is surrendered, the excess, if any, of the cash value over the basis of the Policy will be subject to federal income tax and, unless one of the above exceptions applies, the 10% penalty tax. The exceptions generally do not apply to life insurance policies owned by corporations or other entities. If a Policy terminates while there is a Policy loan, the cancellation of the loan and accrued loan interest will be treated as a distribution to the extent not previously treated as such and could be subject to tax, including the penalty tax, as described under the above rules.

If a Policy becomes a modified endowment contract, distributions that occur during the Policy year it becomes a modified endowment contract and any subsequent Policy year will be taxed as described in the two preceding paragraphs. In addition, distributions from a Policy within two years before it becomes a modified endowment contract will be subject to tax in this manner. This means that a distribution made from a Policy that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract. The Secretary of the Treasury has been authorized to prescribe rules which would treat similarly other distributions made in anticipation of a policy becoming a modified endowment contract.

OTHER TAX CONSIDERATIONS Business-owned life insurance may be subject to certain additional rules. Section 264(a)(1) of the Code generally disallows a deduction for premiums paid on Policies by anyone who is directly or indirectly a beneficiary under the Policy. Increases in cash value may also be subject to tax under the corporation alternative minimum tax provisions.

Section 264(a)(4) of the Code limits the Policyowner's deduction for interest on loans taken against life insurance policies to interest on an aggregate total of $50,000 of loans per covered life only with respect to life insurance policies covering key persons. Generally, a key person means an officer or a 20% owner. However, the number of key persons will be limited to the greater of (a) five individuals, or (b) the lesser of 5% of the total officers and employees of the taxpayer or 20 individuals. Deductible interest for these Policies will be subject to limits based on current market rates.

In addition, Section 264(f) disallows a proportionate amount of a business' interest deduction on non-life insurance indebtedness based on the amount of unborrowed cash value of non-exempt life insurance policies held in relation to other business assets. Exempt policies include policies held by natural persons unless the business is a direct or indirect beneficiary under the policy and policies owned by a business and insuring employees, directors, officers and 20% owners (as well as joint policies insuring 20% owners and their spouses).


Finally, life insurance purchased under a split dollar arrangement is subject to special tax rules. Under prior Internal Revenue Service rulings, a split dollar arrangement was taxable to the employee in the amount of the annual value of the economic benefit to the employee measured by the insurer's lowest one year term rates as defined by the various Internal Revenue Service rulings or the government's P.S. 58 rate table. Then IRS Notice 2001-10, published on January 29, 2001, provided, as interim guidance, that the employer under a split dollar arrangement could be treated by the parties as making loans to the employee or as acquiring beneficial ownership of the contract attributable to its share of premium payments. Notice 2001-10 also replaced the government P.S. 58 table with Table 2001. On January 3, 2002, the Internal Revenue Service published Notice 2002-8 which: (1) revoked Notice 2001-10 and restored prior law (amended to allow loan treatment); (2) provided that future proposed regulations are expected to require that collateral assignment split dollar arrangements be taxed under a loan regime and endorsement split dollar arrangements be taxed under a Code section 83 economic benefit regime; (3) provided that, on an interim basis, life insurance protection can be valued using Table 2001 rates or the insurer's lower one year term rates (after 2003, the alternate term rates must satisfy additional sales requirements); and (4) provided that, for split dollar arrangements entered into prior to the publication of final regulations,
(a) the annual accrual of income will not, by itself, be enough to trigger a taxable transfer; (b) equity (cash surrender value in excess of the amount payable to the employer) will not be taxed regardless of the level of the employer's economic interest in the life insurance policy as long as the value of the life insurance protection is treated and reported as an economic benefit;
(c) the employee can elect loan treatment at any time, provided all premiums paid by the employer are treated as a loan entered into at the beginning of the first year in which payments are treated as loans; and (d) for arrangements entered into before January 28, 2002, equity is not taxed if the split dollar arrangement is terminated prior to January 1, 2004 or if the arrangement is converted to a loan beginning on or after January 1, 2004 and all payments by the employer from the beginning of the arrangement are treated as loans.


Depending on the circumstances, the exchange of a Policy, a Policy loan, a withdrawal of Policy Value, a change in ownership or an assignment of the Policy may have federal income tax consequences. In addition, federal, state and local transfer, estate, inheritance, and other tax consequences of Policy ownership, premium payments and receipt of Policy proceeds depend on the circumstances of each Policyowner or beneficiary. If you contemplate any such transaction you should consult a qualified tax adviser.

OTHER INFORMATION

MANAGEMENT

Northwestern Mutual is managed by a Board of Trustees. The Trustees and senior officers of Northwestern Mutual and their positions including Board committee memberships, and their principal occupations, are as follows:


TRUSTEES


NAME                                                      PRINCIPAL OCCUPATION DURING LAST FIVE YEARS
----                                                      -------------------------------------------

Edward E. Barr (HR)............................  Chairman, Sun Chemical Corporation, Fort Lee, New Jersey
                                                 (graphic arts) since 1998; prior thereto, President and Chief
                                                 Executive Officer

Gordon T. Beaham, III (OT).....................  Chairman and Chief Executive Officer, Faultless Starch/Bon Ami
                                                 Company, Kansas City, MO (consumer products manufacturer) since
                                                 2001; prior thereto, Chairman and President

John M. Bremer (E).............................  Senior Executive Vice President and Chief Operating Officer
                                                 since June 2001; from March 2000 to June 2001, Senior Executive
                                                 Vice President, General Counsel and Secretary; from February
                                                 1998 to March 2000, Executive Vice President, General Counsel
                                                 and Secretary; prior thereto, Senior Vice President, General
                                                 Counsel and Secretary

Peter W. Bruce (E)............................   Senior Executive Vice President since March 2000; prior thereto,
                                                 Executive Vice President

Robert C. Buchanan (A, E, F)...................  President and Chief Executive Officer, Fox Valley Corporation,
                                                 Appleton, WI (manufacturer of gift wrap and writing paper)

George A. Dickerman (AM).......................  Chairman (retired), Spalding Sports Worldwide, Longmeadow, MA
                                                 (manufacturer of sporting equipment) since 1999; Chairman of the
                                                 Board from 1997 to 1999; prior thereto, President

Pierre S. du Pont (AM).........................  Attorney, Richards, Layton and Finger, Wilmington, DE

James D. Ericson (AM, E, F)....................  Retired Chairman of Northwestern Mutual since 2001; Chairman,
                                                 2001; Chairman and Chief Executive Officer from 2000 to 2001;
                                                 prior thereto, President and Chief Executive Officer

J. E. Gallegos (A).............................  Attorney at Law; Gallegos Law Firm, Santa Fe, NM

Stephen N. Graff (A, E, F).....................  Retired Partner, Arthur Andersen LLP (public accountants), Elm
                                                 Grove, WI

Patricia Albjerg Graham (HR)...................  Professor, Graduate School of Education, Harvard University,
                                                 Cambridge, MA; President, The Spencer Foundation (social and behavioral sciences) from 1991 to 2000

James P. Hackett (OT)..........................  President and Chief Executive Officer of Steelcase Inc., Grand
                                                 Rapids, MI

Stephen F. Keller (HR).........................  Attorney

Barbara A. King (AM)...........................  President, Landscape Structures, Inc., Delano, MN (manufacturer of playground equipment)

J. Thomas Lewis (HR)...........................  Sole practitioner, New Orleans, LA, since 1998; prior thereto,
                                                 Attorney, Monroe & Lemann, New Orleans, LA

Daniel F. McKeithan, Jr. (E, F, HR)............  President, Tamarack Petroleum Company, Inc., Milwaukee, WI
                                                 (operator of oil and gas wells); President, Active Investor
                                                 Management, Inc., Milwaukee, WI

Guy A. Osborn (E, F, OT).......................  Retired Chairman of Universal Foods Corporation, Milwaukee, WI

Timothy D. Proctor (A) ........................  Group General Counsel, Diageo plc, since 2000 (multinational branded food and drink company); Director, Worldwide Human
                                                 Resources of Glaxo Wellcome plc (now Glaxo Smith Kline) from
                                                 1998 to 1999 (pharmaceuticals); prior thereto, Senior Vice
                                                 President, Human Resources, General Counsel & Secretary of Glaxo
                                                 Wellcome Inc., (Glaxo's US operating company)

H. Mason Sizemore, Jr. (AM)....................  President and Chief Operating Officer, The Seattle Times,
                                                 Seattle, WA (publishing)

Harold B. Smith (OT)...........................  Chairman, Executive Committee, Illinois Tool Works, Inc.,
                                                 Glenview, IL (engineered components and industrial systems and consumables)

Sherwood H. Smith, Jr. (AM)....................  Chairman Emeritus of CP&L (Carolina Power & Light), Raleigh, NC,
                                                 since 1999; Chairman of the Board from 1996 to 1999; prior thereto, Chairman of the Board and Chief Executive Officer

Peter M. Sommerhauser (E, F, HR)...............  Partner, Godfrey & Kahn, S.C. (attorneys), Milwaukee, WI

John E. Steuri (OT)............................  Private Investor, Little Rock, AR

John J. Stollenwerk (AM, E, F).................  President and Chief Executive Officer, Allen-Edmonds Shoe
                                                 Corporation, Port Washington, WI

Barry L. Williams (A)..........................  President and Chief Executive Officer of Williams Pacific
                                                 Ventures, Inc., San Francisco, CA (venture capital consulting)

Kathryn D. Wriston (A).........................  Director of various corporations, New York, NY

Edward J. Zore (AM, E, F, OT)..................  President and Chief Executive Officer of Northwestern Mutual
                                                 since 2001; President from 2000 to 2001; prior thereto,
                                                 Executive Vice President
A      -- Member, Audit Committee                F     --  Member, Finance Committee
AM     -- Member, Agency and Marketing           HR    --  Member, Human Resources and Public Policy
          Committee                                        Committee
E      -- Member, Executive Committee            OT    --  Member, Operations and Technology Committee

SENIOR OFFICERS (OTHER THAN TRUSTEES)

                                                               POSITION WITH
     NAME                                                   NORTHWESTERN MUTUAL
--------------------------------------   ----------------------------------------------------------
Deborah A. Beck                          Executive Vice President (Planning and Technology)
William H. Beckley                       Executive Vice President (Agencies)
Bruce L. Miller                          Executive  Vice President (Marketing)
Mason G. Ross                            Executive Vice President and Chief Investment Officer
Mark G. Doll                             Senior Vice President (Public Markets)
Richard L. Hall                          Senior Vice President (Life Insurance)
William C. Koenig                        Senior Vice President and Chief Actuary
Gary A. Poliner                          Senior Vice President & CFO
Charles D. Robinson                      Senior Vice President (Investment Products and Services)
John E. Schlifske                        Senior Vice President (Securities and Real Estate)
Leonard F. Stecklein                     Senior Vice President (Annuity and Accumulation Products)
Frederic H. Sweet                        Senior Vice President (Corporate and Government Relations)
Walt J. Wojcik                           Senior Vice President (Information Systems)
Robert J. Berdan                         Vice President, General Counsel and Secretary
Steven T. Catlett                        Vice President and Controller

REGULATION

We are subject to the laws of Wisconsin governing insurance companies and to regulation by the Wisconsin Commissioner of Insurance. We file an annual statement in a prescribed form with the Department of Insurance on or before March 1 in each year covering operations for the preceding year and including financial statements. Regulation by the Wisconsin Insurance Department includes periodic examination to determine solvency and compliance with insurance laws. We are also subject to the insurance laws and regulations of the other jurisdictions in which we are licensed to operate.

LEGAL PROCEEDINGS

We are engaged in litigation of various kinds which in our judgment is not of material importance in relation to our total assets. There are no legal proceedings pending to which the Account is a party.

ILLUSTRATIONS

We will provide you with illustrations for a Policy upon your request. The illustrations show how the death benefit and cash value for a Policy would vary based on hypothetical investment results. The illustrations will be based on the information you give us about the insured person and will reflect such factors as the amount of Minimum Guaranteed Death Benefit and amount of Additional Protection as you select. We have filed an example of such an illustration as an exhibit to the registration statement referred to below.

REGISTRATION STATEMENT

We have filed a registration statement with the Securities and Exchange Commission, Washington, D.C. under the Securities Act of 1933, as amended, with respect to the Policies. This prospectus does not contain all the information set forth in the registration statement. A copy of the omitted material is available from the main office of the SEC in Washington, D.C. upon payment of the prescribed fee. Further information about the Policies is also available from the Home Office of Northwestern Mutual. The address and telephone number are on the cover of this prospectus.

EXPERTS


The financial statements of Northwestern Mutual as of December 31, 2001 and 2000 and for each of the three years in the period ended December 31, 2001 and of the Account as of December 31, 2001 and for each of the two years in the period ended December 31, 2001 included in this prospectus have been so included in reliance on the reports of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting. Actuarial matters included in this prospectus have been examined by William C. Koenig, F.S.A., Senior Vice President and Chief Actuary of Northwestern Mutual. His opinion is filed as an exhibit to the registration statement.

 Accountants' Report

[PRICEWATERHOUSECOOPERS LOGO]

Report of Independent Accountants

To The Northwestern Mutual Life Insurance Company and
Contract Owners of Northwestern Mutual Variable Life Account

In our opinion, the accompanying combined statement of assets and liabilities and the related combined and separate statements of operations and of changes in equity and financial highlights, present fairly, in all material respects, the financial position of Northwestern Mutual Variable Life Account and its Small Cap Growth Stock Division, T. Rowe Price Small Cap Value Division, Aggressive Growth Stock Division, International Growth Stock Division, Franklin Templeton International Equity Division, Index 400 Stock Division, Growth Stock Division, J.P. Morgan Select Growth & Income Stock Division, Capital Guardian Domestic Equity Division, Index 500 Stock Division, Asset Allocation Division, Balanced Division, High Yield Bond Division, Select Bond Division, Money Market Division, Russell Multi-Style Equity Division, Russell Aggressive Equity Division, Russell Non-U.S. Division, Russell Real Estate Securities Division and Russell Core Bond Division thereof at December 31, 2001, the results of each of their operations for the year or period then ended and the changes in each of their equity for the two years or the period then ended and the financial highlights for the year or period then ended in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of The Northwestern Mutual Life Insurance Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included direct confirmation of the number of shares owned at December 31, 2001 with Northwestern Mutual Series Fund, Inc., and the Russell Insurance Funds, provide a reasonable basis for our opinion.

[PRICEWATERHOUSECOOPERS LLP]

Milwaukee, Wisconsin
January 25, 2002

 Financial Statements
NORTHWESTERN MUTUAL VARIABLE LIFE ACCOUNT
Statement of Assets and Liabilities
December 31, 2001
(in thousands)


 Assets
   Investments at Market Value:
     Northwestern Mutual Series Fund, Inc.
       Small Cap Growth Stock
          46,295 shares (cost $86,393).......................    $ 82,643
       T. Rowe Price Small Cap Value
          6,207 shares (cost $5,819).........................       6,302
       Aggressive Growth Stock
          97,403 shares (cost $341,112)......................     274,896
       International Growth Stock
          1,254 shares (cost $1,125).........................       1,136
       Franklin Templeton International Equity
          134,988 shares (cost $210,527).....................     170,668
       Index 400 Stock
          48,743 shares (cost $54,811).......................      54,677
       Growth Stock
          96,733 shares (cost $210,828)......................     196,115
       J.P. Morgan Select Growth and Income Stock
          107,992 shares (cost $153,430).....................     131,656
       Capital Guardian Domestic Equity
          5,715 shares (cost $5,268).........................       5,571
       Index 500 Stock
          148,020 shares (cost $435,818).....................     425,707
       Asset Allocation
          2,258 shares (cost $2,134).........................       2,194
       Balanced
          114,180 shares (cost $202,810).....................     208,026
       High Yield Bond
          42,510 shares (cost $35,306).......................      27,597
       Select Bond
          36,038 shares (cost $42,032).......................      43,382
       Money Market
          107,420 shares (cost $107,420).....................     107,420
     Russell Insurance Funds
       Multi-Style Equity
          5,140 shares (cost $72,596)........................      60,864
       Aggressive Equity
          2,551 shares (cost $30,954)........................      29,181
       Non-U.S.
          3,781 shares (cost $41,410)........................      32,708
       Real Estate Securities
          1,467 shares (cost $15,215)........................      15,767
       Core Bond
          1,879 shares (cost $18,868)........................      19,035    $1,895,545
                                                                 --------
   Due from Sale of Fund Shares..............................                       133
   Due from Northwestern Mutual Life Insurance Company.......                       798
                                                                             ----------
            Total Assets.....................................                $1,896,476
                                                                             ==========

 Liabilities
   Due to Northwestern Mutual Life Insurance Company.........                $      133
   Due on Purchase of Fund Shares............................                       798
                                                                             ----------
            Total Liabilities................................                       931
                                                                             ----------

 Equity (Note 8)
   Variable Life Policies Issued Before October 11, 1995.....                   441,285
   Variable Complife Policies Issued On or After October 11,
     1995....................................................                 1,320,475
   Variable Executive Life Policies Issued On or After March
     2, 1998.................................................                    72,653
   Variable Joint Life Policies Issued On or After December
     10, 1998................................................                    61,132
                                                                             ----------
            Total Equity.....................................                 1,895,545
                                                                             ----------
            Total Liabilities and Equity.....................                $1,896,476
                                                                             ==========

    The Accompanying Notes are an Integral Part of the Financial Statements

NORTHWESTERN MUTUAL VARIABLE LIFE ACCOUNT
Statement of Operations
(in thousands)

                                                                                       T. ROWE PRICE
                                                                                         SMALL CAP
                                                              SMALL CAP GROWTH             VALUE            AGGRESSIVE GROWTH
                                    COMBINED                   STOCK DIVISION            DIVISION#           STOCK DIVISION
                           ---------------------------   ---------------------------   -------------   ---------------------------
                            YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED    PERIOD ENDED     YEAR ENDED     YEAR ENDED
                           DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,    DECEMBER 31,   DECEMBER 31,
                               2001           2000           2001           2000           2001            2001           2000
----------------------------------------------------------------------------------------------------------------------------------

Investment Income
 Dividend Income.........   $ 127,172      $  98,818        $   5         $   828          $ 15         $  55,735       $ 29,746
 Mortality and Expense
   Risks.................       7,362          6,166          276             130             6             1,156          1,141
 Taxes...................       2,636          2,675           93              56             1               419            489
                            ---------      ---------        -----         -------          ----         ---------       --------
 Net Investment Income...     117,174         89,977         (364)            642             8            54,160         28,116
                            ---------      ---------        -----         -------          ----         ---------       --------

Realized and Unrealized
 Gain (Loss) on
 Investments
 Realized Gain (Loss) on
   Investments...........         199         15,962         (296)          1,839            --               470          3,321
 Unrealized Appreciation
   (Depreciation) of
   Investments During the
   Period................    (300,285)      (155,582)          21          (5,210)          483          (113,399)       (23,838)
                            ---------      ---------        -----         -------          ----         ---------       --------
 Net Gain (Loss) on
   Investments...........    (300,086)      (139,620)        (275)         (3,371)          483          (112,929)       (20,517)
                            ---------      ---------        -----         -------          ----         ---------       --------
 Increase (Decrease) in
   Equity Derived from
   Investment Activity...   $(182,912)     $ (49,643)       $(639)        $(2,729)         $491         $ (58,769)      $  7,599
                            =========      =========        =====         =======          ====         =========       ========

                           INTERNATIONAL
                              GROWTH           FRANKLIN TEMPLETON
                               STOCK              INTERNATIONAL                   INDEX 400
                             DIVISION#           EQUITY DIVISION               STOCK DIVISION             GROWTH STOCK DIVISION
                           -------------   ---------------------------   ---------------------------   ---------------------------
                           PERIOD ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                           DECEMBER 31,    DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                               2001            2001           2000           2001           2000           2001           2000
-------------------------  ---------------------------------------------------------------------------------------------------------
Investment Income
 Dividend Income.........      $ --          $ 16,480       $  9,885         $439         $ 2,587        $  7,586       $  6,953
 Mortality and Expense
   Risks.................         1               719            595          163              52             773            644
 Taxes...................        --               260            257           53              22             271            275
                               ----          --------       --------         ----         -------        --------       --------
 Net Investment Income...        (1)           15,501          9,033          223           2,513           6,542          6,034
                               ----          --------       --------         ----         -------        --------       --------
Realized and Unrealized
 Gain (Loss) on
 Investments
 Realized Gain (Loss) on
   Investments...........        --              (282)         1,818           (7)             71             352          1,026
 Unrealized Appreciation
   (Depreciation) of
   Investments During the
   Period................        10           (40,155)       (12,052)         718          (1,171)        (34,280)       (13,347)
                               ----          --------       --------         ----         -------        --------       --------
 Net Gain (Loss) on
   Investments...........        10           (40,437)       (10,234)         711          (1,100)        (33,928)       (12,321)
                               ----          --------       --------         ----         -------        --------       --------
 Increase (Decrease) in
   Equity Derived from
   Investment Activity...      $  9          $(24,936)      $ (1,201)        $934         $ 1,413        $(27,386)      $ (6,287)
                               ====          ========       ========         ====         =======        ========       ========




                                         J.P. MORGAN SELECT
                                          GROWTH AND INCOME
                                           STOCK DIVISION
                                     ---------------------------
                                      YEAR ENDED     YEAR ENDED
                                     DECEMBER 31,   DECEMBER 31,
                                         2001           2000
-------------------------           ----------------------------
Investment Income
 Dividend Income.........            $  4,135       $  6,106
 Mortality and Expense
   Risks.................                 530            470
 Taxes...................                 188            201
                                     --------       --------
 Net Investment Income...               3,417          5,435
                                     --------       --------
Realized and Unrealized
 Gain (Loss) on
 Investments
 Realized Gain (Loss) on
   Investments...........                (204)         1,538
 Unrealized Appreciation
   (Depreciation) of
   Investments During the
   Period................             (13,126)       (15,724)
                                     --------       --------
 Net Gain (Loss) on
   Investments...........             (13,330)       (14,186)
                                     --------       --------
 Increase (Decrease) in
   Equity Derived from
   Investment Activity...            $ (9,913)      $ (8,751)
                                     ========       ========


# The initial investment in this Division was made on July 31, 2001

    The Accompanying Notes are an Integral Part of the Financial Statements

NORTHWESTERN MUTUAL VARIABLE LIFE ACCOUNT
Statement of Operations
(in thousands)

                                            CAPITAL GUARDIAN                                   ASSET
                                             DOMESTIC EQUITY            INDEX 500            ALLOCATION
                                                DIVISION#            STOCK DIVISION          DIVISION#         BALANCED DIVISION
                                            -----------------  ---------------------------  ------------  --------------------------
                                              PERIOD ENDED      YEAR ENDED     YEAR ENDED   PERIOD ENDED   YEAR ENDED    YEAR ENDED
                                              DECEMBER 31,     DECEMBER 31,   DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,
                (CONTINUED)                       2001             2001           2000          2001          2001          2000
------------------------------------------------------------------------------------------------------------------------------------

Investment Income
 Dividend Income...........................       $ 23           $ 16,748       $ 14,015        $15         $ 15,012      $ 15,457
 Mortality and Expense Risks...............          5              1,726          1,575          2              915           891
 Taxes.....................................          1                633            676         --              376           382
                                                  ----           --------       --------        ---         --------      --------
 Net Investment Income.....................         17             14,389         11,764         13           13,721        14,184
                                                  ----           --------       --------        ---         --------      --------

Realized and Unrealized Gain (Loss) on
 Investments
 Realized Gain (Loss) on Investments.......         (2)             2,729          1,749          5              559         5,358
 Unrealized Appreciation (Depreciation) of
   Investments During the Period...........        302            (67,629)       (50,374)        60          (21,699)      (21,229)
                                                  ----           --------       --------        ---         --------      --------
 Net Gain (Loss) on Investments............        300            (64,900)       (48,625)        65          (21,140)      (15,871)
                                                  ----           --------       --------        ---         --------      --------
 Increase (Decrease) in Equity Derived from
   Investment Activity.....................       $317           $(50,511)      $(36,861)       $78         $ (7,419)     $ (1,687)
                                                  ====           ========       ========        ===         ========      ========


                                              HIGH YIELD BOND DIVISION        SELECT BOND DIVISION          MONEY MARKET DIVISION
                                             ---------------------------   ---------------------------   ---------------------------
                                              YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                                             DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                (CONTINUED)                      2001           2000           2001           2000           2001           2000
-------------------------------------------  ---------------------------------------------------------------------------------------
Investment Income
 Dividend Income...........................     $2,905        $ 2,383         $1,762         $1,285         $3,627         $4,666
 Mortality and Expense Risks...............        108             82            123             75            419            278
 Taxes.....................................         38             35             44             31            112            150
                                                ------        -------         ------         ------         ------         ------
 Net Investment Income.....................      2,759          2,266          1,595          1,179          3,096          4,238
                                                ------        -------         ------         ------         ------         ------
Realized and Unrealized Gain (Loss) on
 Investments
 Realized Gain (Loss) on Investments.......     (1,060)          (626)           (45)           (82)            --             --
 Unrealized Appreciation (Depreciation) of
   Investments During the Period...........       (861)        (2,680)         1,419            829             --             --
                                                ------        -------         ------         ------         ------         ------
 Net Gain (Loss) on Investments............     (1,921)        (3,306)         1,374            747             --             --
                                                ------        -------         ------         ------         ------         ------
 Increase (Decrease) in Equity Derived from
   Investment Activity.....................     $  838        $(1,040)        $2,969         $1,926         $3,096         $4,238
                                                ======        =======         ======         ======         ======         ======

# The initial investment in this Division was made on July 31, 2001

    The Accompanying Notes are an Integral Part of the Financial Statements

NORTHWESTERN MUTUAL VARIABLE LIFE ACCOUNT
Statement of Operations
(in thousands)

                                          RUSSELL MULTI-              RUSSELL AGGRESSIVE
                                       STYLE EQUITY DIVISION            EQUITY DIVISION
                                    ---------------------------   ---------------------------
                                     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                                    DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
           (CONTINUED)                  2001           2000           2001           2000
---------------------------------------------------------------------------------------------

Investment Income
  Dividend Income.................    $ 1,011        $   989         $  26         $ 1,909
  Mortality and Expense Risks.....        180            105            85              45
  Taxes...........................         60             45            28              20
                                      -------        -------         -----         -------
  Net Investment Income...........        771            839           (87)          1,844
                                      -------        -------         -----         -------

Realized and Unrealized Gain
  (Loss) on Investments
  Realized Gain (Loss) on
    Investments...................       (545)          (121)         (173)             47
  Unrealized Appreciation
    (Depreciation) of Investments
    During the Period.............     (7,053)        (5,159)          217          (2,428)
                                      -------        -------         -----         -------
  Net Gain (Loss) on
    Investments...................     (7,598)        (5,280)           44          (2,381)
                                      -------        -------         -----         -------
  Increase (Decrease) in Equity
    Derived from Investment
    Activity......................    $(6,827)       $(4,441)        $ (43)        $  (537)
                                      =======        =======         =====         =======

                                           RUSSELL NON-               RUSSELL REAL ESTATE                 RUSSELL
                                           U.S. DIVISION              SECURITIES DIVISION           CORE BOND DIVISION
                                    ---------------------------   ---------------------------   ---------------------------
                                     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                                    DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
           (CONTINUED)                  2001           2000           2001           2000           2001           2000
----------------------------------  ---------------------------------------------------------------------------------------
Investment Income
  Dividend Income.................    $   195        $ 1,559         $ 633           $204           $820           $246
  Mortality and Expense Risks.....        103             60            47             14             25              9
  Taxes...........................         35             26            16              6              8              4
                                      -------        -------         -----           ----           ----           ----
  Net Investment Income...........         57          1,473           570            184            787            233
                                      -------        -------         -----           ----           ----           ----
Realized and Unrealized Gain
  (Loss) on Investments
  Realized Gain (Loss) on
    Investments...................     (1,972)            31           486              1            184             (8)
  Unrealized Appreciation
    (Depreciation) of Investments
    During the Period.............     (5,137)        (4,148)         (130)           692            (46)           257
                                      -------        -------         -----           ----           ----           ----
  Net Gain (Loss) on
    Investments...................     (7,109)        (4,117)          356            693            138            249
                                      -------        -------         -----           ----           ----           ----
  Increase (Decrease) in Equity
    Derived from Investment
    Activity......................    $(7,052)       $(2,644)        $ 926           $877           $925           $482
                                      =======        =======         =====           ====           ====           ====

# The initial investment in this Division was made on July 31, 2001

    The Accompanying Notes are an Integral Part of the Financial Statements

NORTHWESTERN MUTUAL VARIABLE LIFE ACCOUNT
Statement of Changes in Equity
(in thousands)

                                                                                    T. ROWE PRICE
                                                          SMALL CAP GROWTH            SMALL CAP           AGGRESSIVE GROWTH
                                COMBINED                   STOCK DIVISION          VALUE DIVISION#         STOCK DIVISION
                       ---------------------------   ---------------------------   ---------------   ---------------------------
                        YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     PERIOD ENDED      YEAR ENDED     YEAR ENDED
                       DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,    DECEMBER 31,     DECEMBER 31,   DECEMBER 31,
                           2001           2000           2001           2000            2001             2001           2000
--------------------------------------------------------------------------------------------------------------------------------

Operations
 Net Investment
   Income............   $  117,174     $   89,977      $  (364)       $   642          $    8         $  54,160       $ 28,116
 Net Realized Gain
   (Loss)............          199         15,962         (296)         1,839              --               470          3,321
 Net Change in
   unrealized
   Appreciation
   (Depreciation)....     (300,285)      (155,582)          21         (5,210)            483          (113,399)       (23,838)
                        ----------     ----------      -------        -------          ------         ---------       --------
Increase (Decrease)
 in Equity...........     (182,912)       (49,643)        (639)        (2,729)            491           (58,769)         7,599
                        ----------     ----------      -------        -------          ------         ---------       --------

Equity Transactions
 Policyowners' Net
   Payments..........      697,763        613,832       23,485          8,148             434            66,834         46,622
 Policy Loans and
   Surrenders........     (112,180)       (85,955)      (4,593)        (1,391)            (67)          (18,126)       (17,395)
 Death Benefits,
   Mortality and
   Other (net).......     (107,907)       (91,405)      (4,385)        (1,558)            (58)          (13,223)       (10,329)
 Transfers from Other
   Divisions.........      402,319        419,640       26,320         44,208           5,543            43,394         65,880
 Transfers to Other
   Divisions.........     (402,319)      (419,640)      (7,922)        (3,863)            (41)          (23,039)       (20,612)
                        ----------     ----------      -------        -------          ------         ---------       --------
Increase in Equity
 Derived from Equity
 Transactions........      477,676        436,472       32,905         45,544           5,811            55,840         64,166
                        ----------     ----------      -------        -------          ------         ---------       --------
Net Increase in
 Equity..............      294,764        386,829       32,266         42,815           6,302            (2,929)        71,765

Equity
 Beginning of
   Period............    1,600,781      1,213,952       50,377          7,562              --           277,825        206,060
                        ----------     ----------      -------        -------          ------         ---------       --------
 End of Period.......   $1,895,545     $1,600,781      $82,643        $50,377          $6,302         $ 274,896       $277,825
                        ==========     ==========      =======        =======          ======         =========       ========

                        INTERNATIONAL        FRANKLIN TEMPLETON
                           GROWTH           INTERNATIONAL EQUITY                INDEX 400
                       STOCK DIVISION#            DIVISION                   STOCK DIVISION             GROWTH STOCK DIVISION
                       ---------------   ---------------------------   ---------------------------   ---------------------------
                        PERIOD ENDED      YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                        DECEMBER 31,     DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                            2001             2001           2000           2001           2000           2001           2000
---------------------  ----------------------------------------------------------------------------------------------------------
Operations
 Net Investment
   Income............      $   (1)         $ 15,501       $  9,033       $   223        $ 2,513        $  6,542       $  6,034
 Net Realized Gain
   (Loss)............          --              (282)         1,818            (7)            71             352          1,026
 Net Change in
   unrealized
   Appreciation
   (Depreciation)....          10           (40,155)       (12,052)          718         (1,171)        (34,280)       (13,347)
                           ------          --------       --------       -------        -------        --------       --------
Increase (Decrease)
 in Equity...........           9           (24,936)        (1,201)          934          1,413         (27,386)        (6,287)
                           ------          --------       --------       -------        -------        --------       --------
Equity Transactions
 Policyowners' Net
   Payments..........          98            41,543         32,762        12,735          3,691          52,360         37,607
 Policy Loans and
   Surrenders........          --           (10,571)        (8,140)       (2,168)          (586)        (11,723)        (9,123)
 Death Benefits,
   Mortality and
   Other (net).......         (11)           (7,910)        (6,157)       (2,455)          (724)        (10,223)        (7,575)
 Transfers from Other
   Divisions.........       1,041            26,521         28,171        25,046         17,439          37,491         44,134
 Transfers to Other
   Divisions.........          (1)          (11,896)       (10,026)       (3,729)        (1,179)        (16,082)       (12,837)
                           ------          --------       --------       -------        -------        --------       --------
Increase in Equity
 Derived from Equity
 Transactions........       1,127            37,687         36,610        29,429         18,641          51,823         52,206
                           ------          --------       --------       -------        -------        --------       --------
Net Increase in
 Equity..............       1,136            12,751         35,409        30,363         20,054          24,437         45,919
Equity
 Beginning of
   Period............          --           157,917        122,508        24,314          4,260         171,678        125,759
                           ------          --------       --------       -------        -------        --------       --------
 End of Period.......      $1,136          $170,668       $157,917       $54,677        $24,314        $196,115       $171,678
                           ======          ========       ========       =======        =======        ========       ========



                                          J.P. MORGAN SELECT
                                           GROWTH AND INCOME
                                            STOCK DIVISION
                                      ---------------------------
                                       YEAR ENDED     YEAR ENDED
                                      DECEMBER 31,   DECEMBER 31,
                                          2001           2000
---------------------               -----------------------------
Operations
 Net Investment
   Income............                 $  3,417       $  5,435
 Net Realized Gain
   (Loss)............                     (204)         1,538
 Net Change in
   unrealized
   Appreciation
   (Depreciation)....                  (13,126)       (15,724)
                                      --------       --------
Increase (Decrease)
 in Equity...........                   (9,913)        (8,751)
                                      --------       --------
Equity Transactions
 Policyowners' Net
   Payments..........                   32,889         29,344
 Policy Loans and
   Surrenders........                   (9,380)        (6,846)
 Death Benefits,
   Mortality and
   Other (net).......                   (6,571)        (6,174)
 Transfers from Other
   Divisions.........                   20,061         17,575
 Transfers to Other
   Divisions.........                   (7,529)       (16,300)
                                      --------       --------
Increase in Equity
 Derived from Equity
 Transactions........                   29,470         17,599
                                      --------       --------
Net Increase in
 Equity..............                   19,557          8,848
Equity
 Beginning of
   Period............                  112,099        103,251
                                      --------       --------
 End of Period.......                 $131,656       $112,099
                                      ========       ========


# The initial investment in this Division was made on July 31, 2001

    The Accompanying Notes are an Integral Part of the Financial Statements

NORTHWESTERN MUTUAL VARIABLE LIFE ACCOUNT
Statement of Changes in Equity
(in thousands)

                                  CAPITAL GUARDIAN
                                  DOMESTIC EQUITY             INDEX 500            ASSET ALLOCATION
                                     DIVISION#             STOCK DIVISION             DIVISION#            BALANCED DIVISION
                                  ----------------   ---------------------------   ----------------   ---------------------------
                                    PERIOD ENDED      YEAR ENDED     YEAR ENDED      PERIOD ENDED      YEAR ENDED     YEAR ENDED
                                    DECEMBER 31,     DECEMBER 31,   DECEMBER 31,     DECEMBER 31,     DECEMBER 31,   DECEMBER 31,
(CONTINUED)                             2001             2001           2000             2001             2001           2000
---------------------------------------------------------------------------------------------------------------------------------

Operations
  Net Investment Income........        $   17          $ 14,389       $ 11,764          $   13          $ 13,721       $ 14,184
  Net Realized Gain (Loss).....            (2)            2,729          1,749               5               559          5,358
  Net Change in unrealized
    Appreciation
    (Depreciation).............           302           (67,629)       (50,374)             60           (21,699)       (21,229)
                                       ------          --------       --------          ------          --------       --------
Increase (Decrease) in
  Equity.......................           317           (50,511)       (36,861)             78            (7,419)        (1,687)
                                       ------          --------       --------          ------          --------       --------

Equity Transactions
  Policyowners' Net Payments...           420           104,548         85,004              76            30,367         25,988
  Policy Loans and
    Surrenders.................           (62)          (25,831)       (20,850)            (15)          (11,836)       (11,702)
  Death Benefits, Mortality and
    Other (net)................           (47)          (20,549)       (16,957)            (30)           (6,614)        (5,718)
  Transfers from Other
    Divisions..................         4,971            67,234         69,748           2,086            21,637         14,233
  Transfers to Other
    Divisions..................           (28)          (29,177)       (28,136)             (1)          (11,057)       (16,597)
                                       ------          --------       --------          ------          --------       --------
Increase in Equity Derived from
  Equity Transactions..........         5,254            96,225         88,809           2,116            22,497          6,204
                                       ------          --------       --------          ------          --------       --------
Net Increase in Equity.........         5,571            45,714         51,948           2,194            15,078          4,517

Equity
  Beginning of Period..........            --           379,993        328,045              --           192,948        188,431
                                       ------          --------       --------          ------          --------       --------
  End of Period................        $5,571          $425,707       $379,993          $2,194          $208,026       $192,948
                                       ======          ========       ========          ======          ========       ========


                                         HIGH YIELD
                                        BOND DIVISION             SELECT BOND DIVISION          MONEY MARKET DIVISION
                                 ---------------------------   ---------------------------   ---------------------------
                                  YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                                 DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
(CONTINUED)                          2001           2000           2001           2000           2001           2000
-------------------------------  ---------------------------------------------------------------------------------------
Operations
  Net Investment Income........    $ 2,759        $ 2,266        $ 1,595        $ 1,179       $   3,096      $   4,238
  Net Realized Gain (Loss).....     (1,060)          (626)           (45)           (82)             --             --
  Net Change in unrealized
    Appreciation
    (Depreciation).............       (861)        (2,680)         1,419            829              --             --
                                   -------        -------        -------        -------       ---------      ---------
Increase (Decrease) in
  Equity.......................        838         (1,040)         2,969          1,926           3,096          4,238
                                   -------        -------        -------        -------       ---------      ---------
Equity Transactions
  Policyowners' Net Payments...      6,831          6,244          8,111          5,193         265,283        312,705
  Policy Loans and
    Surrenders.................     (2,040)        (1,031)        (1,894)          (930)         (7,403)        (5,338)
  Death Benefits, Mortality and
    Other (net)................     (1,318)        (1,023)        (1,589)          (930)        (24,561)       (30,361)
  Transfers from Other
    Divisions..................      6,262          3,354         23,459          6,989          35,827         26,244
  Transfers to Other
    Divisions..................     (3,473)        (3,972)       (12,147)        (3,102)       (252,248)      (287,463)
                                   -------        -------        -------        -------       ---------      ---------
Increase in Equity Derived from
  Equity Transactions..........      6,262          3,572         15,940          7,220          16,898         15,787
                                   -------        -------        -------        -------       ---------      ---------
Net Increase in Equity.........      7,100          2,532         18,909          9,146          19,994         20,025
Equity
  Beginning of Period..........     20,497         17,965         24,473         15,327          87,426         67,401
                                   -------        -------        -------        -------       ---------      ---------
  End of Period................    $27,597        $20,497        $43,382        $24,473       $ 107,420      $  87,426
                                   =======        =======        =======        =======       =========      =========

# The initial investment in this Division was made on July 31, 2001

    The Accompanying Notes are an Integral Part of the Financial Statements

NORTHWESTERN MUTUAL VARIABLE LIFE ACCOUNT
Statement of Changes in Equity
(in thousands)

                                        RUSSELL MULTI-STYLE           RUSSELL AGGRESSIVE
                                          EQUITY DIVISION               EQUITY DIVISION
                                    ---------------------------   ---------------------------
                                     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                                    DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
(CONTINUED)                             2001           2000           2001           2000
---------------------------------------------------------------------------------------------

Operations
 Net Investment Income............    $   771        $   839        $   (87)       $ 1,844
 Net Realized Gain (Loss).........       (545)          (121)          (173)            47
 Net Change in unrealized
   Appreciation (Depreciation)....     (7,053)        (5,159)           217         (2,428)
                                      -------        -------        -------        -------
Increase (Decrease) in Equity.....     (6,827)        (4,441)           (43)          (537)
                                      -------        -------        -------        -------

Equity Transactions
 Policyowners' Net Payments.......     21,720          9,683          8,802          3,674
 Policy Loans and Surrenders......     (2,510)        (1,153)        (1,295)          (550)
 Death Benefits, Mortality and
   Other (net)....................     (3,622)        (1,847)        (1,605)          (762)
 Transfers from Other Divisions...     16,182         30,351          8,226         14,978
 Transfers to Other Divisions.....     (5,154)        (5,256)        (4,141)        (2,922)
                                      -------        -------        -------        -------
Increase in Equity Derived from
 Equity Transactions..............     26,616         31,778          9,987         14,418
                                      -------        -------        -------        -------
Net Increase in Equity............     19,789         27,337          9,944         13,881

Equity
 Beginning of Period..............     41,075         13,738         19,237          5,356
                                      -------        -------        -------        -------
 End of Period....................    $60,864        $41,075        $29,181        $19,237
                                      =======        =======        =======        =======

                                           RUSSELL NON-               RUSSELL REAL ESTATE              RUSSELL CORE
                                           U.S. DIVISION              SECURITIES DIVISION              BOND DIVISION
                                    ---------------------------   ---------------------------   ---------------------------
                                     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                                    DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
(CONTINUED)                             2001           2000           2001           2000           2001           2000
----------------------------------  ---------------------------------------------------------------------------------------
Operations
 Net Investment Income............    $     57       $ 1,473        $   570         $  184        $   787         $  233
 Net Realized Gain (Loss).........      (1,972)           31            486              1            184             (8)
 Net Change in unrealized
   Appreciation (Depreciation)....      (5,137)       (4,148)          (130)           692            (46)           257
                                      --------       -------        -------         ------        -------         ------
Increase (Decrease) in Equity.....      (7,052)       (2,644)           926            877            925            482
                                      --------       -------        -------         ------        -------         ------
Equity Transactions
 Policyowners' Net Payments.......      12,021         5,228          3,200          1,150          6,006            789
 Policy Loans and Surrenders......      (1,528)         (550)          (833)           (73)          (305)          (297)
 Death Benefits, Mortality and
   Other (net)....................      (1,813)         (884)          (660)          (198)          (663)          (208)
 Transfers from Other Divisions...      15,996        25,372          8,119          5,039          6,903          5,925
 Transfers to Other Divisions.....     (10,603)       (6,442)        (2,497)          (431)        (1,554)          (502)
                                      --------       -------        -------         ------        -------         ------
Increase in Equity Derived from
 Equity Transactions..............      14,073        22,724          7,329          5,487         10,387          5,707
                                      --------       -------        -------         ------        -------         ------
Net Increase in Equity............       7,021        20,080          8,255          6,364         11,312          6,189
Equity
 Beginning of Period..............      25,687         5,607          7,512          1,148          7,723          1,534
                                      --------       -------        -------         ------        -------         ------
 End of Period....................    $ 32,708       $25,687        $15,767         $7,512        $19,035         $7,723
                                      ========       =======        =======         ======        =======         ======

# The initial investment in this Division was made on July 31, 2001

    The Accompanying Notes are an Integral Part of the Financial Statements

 Financial Highlights
NORTHWESTERN MUTUAL VARIABLE LIFE ACCOUNT
(For a unit outstanding during the period)


                                                                UNIT VALUE,    INCREASE
                                               YEAR OR PERIOD   BEGINNING     (DECREASE) IN   UNIT VALUE,      TOTAL      EXPENSE
                  DIVISION                        ENDED         OF PERIOD       EQUITY        END OF PERIOD   RETURN(2)   RATIO(3)
---------------------------------------------------------------------------------------------------------------------------------
Variable Life
Small Cap Growth Stock.......................     12/31/01       $1.625492     $(0.072172)      $1.553320       (4.44%)    0.70%
T. Rowe Price Small Cap Value (1)............     12/31/01        1.000000       0.014592        1.014592        1.46%     0.70%
Aggressive Growth Stock......................     12/31/01        3.065764      (0.626551)       2.439213      (20.44%)    0.70%
International Growth Stock (1)...............     12/31/01        1.000000      (0.096657)       0.903343       (9.67%)    0.70%
Franklin Templeton International Equity......     12/31/01        1.903987      (0.278048)       1.625939      (14.60%)    0.70%
Index 400 Stock..............................     12/31/01        1.240431      (0.016775)       1.223656       (1.35%)    0.70%
Growth Stock.................................     12/31/01        3.009395      (0.445945)       2.563450      (14.82%)    0.70%
J.P. Morgan Select Growth and Income Stock...     12/31/01        2.409229      (0.202875)       2.206354       (8.42%)    0.70%
Capital Guardian Domestic Equity (1).........     12/31/01        1.000000      (0.024750)       0.975250       (2.48%)    0.70%
Index 500 Stock..............................     12/31/01        8.120164      (1.014851)       7.105313      (12.50%)    0.70%
Asset Allocation (1).........................     12/31/01        1.000000      (0.023889)       0.976111       (2.39%)    0.70%
Balanced.....................................     12/31/01        5.984864      (0.229274)       5.755590       (3.83%)    0.70%
High Yield Bond..............................     12/31/01        1.485108       0.063770        1.548878        4.29%     0.70%
Select Bond..................................     12/31/01        3.963949       0.380276        4.344225        9.59%     0.70%
Money Market.................................     12/31/01        2.353569       0.075030        2.428599        3.19%     0.70%
Russell Multi-Style Equity...................     12/31/01        0.907213      (0.134361)       0.772852      (14.81%)    0.70%
Russell Aggressive Equity....................     12/31/01        1.032281      (0.031476)       1.000805       (3.05%)    0.70%
Russell Non-U.S..............................     12/31/01        1.054966      (0.238179)       0.816787      (22.58%)    0.70%
Russell Real Estate Securities...............     12/31/01        1.185448       0.083946        1.269394        7.08%     0.70%
Russell Core Bond............................     12/31/01        1.094091       0.072780        1.166871        6.65%     0.70%


                                                                UNIT VALUE,    INCREASE
                                               YEAR OR PERIOD   BEGINNING     (DECREASE) IN   UNIT VALUE,      TOTAL      EXPENSE
                  DIVISION                        ENDED         OF PERIOD       EQUITY        END OF PERIOD   RETURN(2)   RATIO(3)
---------------------------------------------------------------------------------------------------------------------------------
Variable Complife
Small Cap Growth Stock.......................     12/31/01       $1.627985     $(0.070672)      $1.557313       (4.34%)    0.60%
T. Rowe Price Small Cap Value (1)............     12/31/01        1.000000       0.015029        1.015029        1.50%     0.60%
Aggressive Growth Stock......................     12/31/01        2.345657      (0.477468)       1.868189      (20.36%)    0.60%
International Growth Stock (1)...............     12/31/01        1.000000      (0.096278)       0.903722       (9.63%)    0.60%
Franklin Templeton International Equity......     12/31/01        1.732972      (0.251549)       1.481423      (14.52%)    0.60%
Index 400 Stock..............................     12/31/01        1.242339      (0.015540)       1.226799       (1.25%)    0.60%
Growth Stock.................................     12/31/01        2.451994      (0.361209)       2.090785      (14.73%)    0.60%
J.P. Morgan Select Growth and Income Stock...     12/31/01        1.981528      (0.164993)       1.816535       (8.33%)    0.60%
Capital Guardian Domestic Equity (1).........     12/31/01        1.000000      (0.024335)       0.975665       (2.43%)    0.60%
Index 500 Stock..............................     12/31/01        2.402584      (0.298124)       2.104460      (12.41%)    0.60%
Asset Allocation (1).........................     12/31/01        1.000000      (0.023476)       0.976524       (2.35%)    0.60%
Balanced.....................................     12/31/01        1.853571      (0.069171)       1.784400       (3.73%)    0.60%
High Yield Bond..............................     12/31/01        1.266464       0.055737        1.322201        4.40%     0.60%
Select Bond..................................     12/31/01        1.328892       0.128981        1.457873        9.71%     0.60%
Money Market.................................     12/31/01        1.283261       0.042267        1.325528        3.29%     0.60%
Russell Multi-Style Equity...................     12/31/01        0.908607      (0.133773)       0.774834      (14.72%)    0.60%
Russell Aggressive Equity....................     12/31/01        1.033884      (0.030497)       1.003387       (2.95%)    0.60%
Russell Non-U.S..............................     12/31/01        1.056582      (0.237709)       0.818873      (22.50%)    0.60%
Russell Real Estate Securities...............     12/31/01        1.187265       0.085378        1.272643        7.19%     0.60%
Russell Core Bond............................     12/31/01        1.095758       0.074097        1.169855        6.76%     0.60%

(1) Portfolio commenced operations on July 31, 2001.
(2) Total Return includes deductions for management and other expenses; excludes deductions for sales loads and other charges. Returns are not annualized for periods less than one year.
(3) Computed on an annualized basis. Does not include expenses of the underlying portfolio.

    The Accompanying Notes are an Integral Part of the Financial Statements

 Financial Highlights
NORTHWESTERN MUTUAL VARIABLE LIFE ACCOUNT
(For a unit outstanding during the period)


                                                                UNIT VALUE,     INCREASE
                                               YEAR OR PERIOD   BEGINNING     (DECREASE) IN   UNIT VALUE,      TOTAL      EXPENSE
                  DIVISION                        ENDED         OF PERIOD        EQUITY       END OF PERIOD   RETURN(2)   RATIO(3)
---------------------------------------------------------------------------------------------------------------------------------
Variable Executive Life
Small Cap Growth Stock.......................     12/31/01      $19.859931     $ (0.747302)    $ 19.112629      (3.76%)    0.00%
T. Rowe Price Small Cap Value (1)............     12/31/01       10.000000        0.175772       10.175772       1.76%     0.00%
Aggressive Growth Stock......................     12/31/01       60.845203      (12.091795)      48.753408     (19.87%)    0.00%
International Growth Stock (1)...............     12/31/01       10.000000       (0.940000)       9.060000      (9.40%)    0.00%
Franklin Templeton International Equity......     12/31/01        2.477334       (0.346781)       2.130553     (14.00%)    0.00%
Index 400 Stock..............................     12/31/01       13.224995       (0.086543)      13.138452      (0.65%)    0.00%
Growth Stock.................................     12/31/01       31.531943       (4.482417)      27.049526     (14.22%)    0.00%
J.P. Morgan Select Growth and Income Stock...     12/31/01       25.243989       (1.962061)      23.281928      (7.77%)    0.00%
Capital Guardian Domestic Equity (1).........     12/31/01       10.000000       (0.218792)       9.781208      (2.19%)    0.00%
Index 500 Stock..............................     12/31/01       51.325633       (6.096747)      45.228886     (11.88%)    0.00%
Asset Allocation (1).........................     12/31/01       10.000000       (0.210197)       9.789803      (2.10%)    0.00%
Balanced.....................................     12/31/01       94.345469       (2.972733)      91.372736      (3.15%)    0.00%
High Yield Bond..............................     12/31/01       15.560950        0.782881       16.343831       5.03%     0.00%
Select Bond..................................     12/31/01       98.036463       10.163796      108.200259      10.37%     0.00%
Money Market.................................     12/31/01       32.311690        1.265628       33.577318       3.92%     0.00%
Russell Multi-Style Equity...................     12/31/01        9.440627       (1.341174)       8.099453     (14.21%)    0.00%
Russell Aggressive Equity....................     12/31/01       11.017913       (0.260391)      10.757522      (2.36%)    0.00%
Russell Non-U.S..............................     12/31/01       10.725190       (2.362632)       8.362558     (22.03%)    0.00%
Russell Real Estate Securities...............     12/31/01       11.800164        0.924897       12.725061       7.84%     0.00%
Russell Core Bond............................     12/31/01       10.905549        0.807668       11.713217       7.41%     0.00%


                                                                UNIT VALUE,     INCREASE
                                               YEAR OR PERIOD   BEGINNING     (DECREASE) IN   UNIT VALUE,      TOTAL      EXPENSE
                  DIVISION                        ENDED         OF PERIOD        EQUITY       END OF PERIOD   RETURN(2)   RATIO(3)
---------------------------------------------------------------------------------------------------------------------------------
Variable Joint Life
Small Cap Growth Stock.......................     12/31/01      $19.859931     $ (0.747302)    $ 19.112629      (3.76%)    0.00%
T. Rowe Price Small Cap Value (1)............     12/31/01       10.000000        0.175772       10.175772       1.76%     0.00%
Aggressive Growth Stock......................     12/31/01       60.845203      (12.091795)      48.753408     (19.87%)    0.00%
International Growth Stock (1)...............     12/31/01       10.000000       (0.940000)       9.060000      (9.40%)    0.00%
Franklin Templeton International Equity......     12/31/01        2.477334       (0.346781)       2.130553     (14.00%)    0.00%
Index 400 Stock..............................     12/31/01       13.224995       (0.086543)      13.138452      (0.65%)    0.00%
Growth Stock.................................     12/31/01       31.531943       (4.482417)      27.049526     (14.22%)    0.00%
J.P. Morgan Select Growth and Income Stock...     12/31/01       25.243989       (1.962061)      23.281928      (7.77%)    0.00%
Capital Guardian Domestic Equity (1).........     12/31/01       10.000000       (0.218792)       9.781208      (2.19%)    0.00%
Index 500 Stock..............................     12/31/01       51.325633       (6.096747)      45.228886     (11.88%)    0.00%
Asset Allocation (1).........................     12/31/01       10.000000       (0.210197)       9.789803      (2.10%)    0.00%
Balanced.....................................     12/31/01       94.345469       (2.972733)      91.372736      (3.15%)    0.00%
High Yield Bond..............................     12/31/01       15.560950        0.782881       16.343831       5.03%     0.00%
Select Bond..................................     12/31/01       98.036463       10.163796      108.200259      10.37%     0.00%
Money Market.................................     12/31/01       32.311690        1.265628       33.577318       3.92%     0.00%
Russell Multi-Style Equity...................     12/31/01        9.440627       (1.341174)       8.099453     (14.21%)    0.00%
Russell Aggressive Equity....................     12/31/01       11.017913       (0.260391)      10.757522      (2.36%)    0.00%
Russell Non-U.S..............................     12/31/01       10.725190       (2.362632)       8.362558     (22.03%)    0.00%
Russell Real Estate Securities...............     12/31/01       11.800164        0.924897       12.725061       7.84%     0.00%
Russell Core Bond............................     12/31/01       10.905549        0.807668       11.713217       7.41%     0.00%

(1) Portfolio commenced operations on July 31, 2001.
(2) Total Return includes deductions for management and other expenses; excludes deductions for sales loads and other charges. Returns are not annualized for periods less than one year.
(3) Computed on an annualized basis. Does not include expenses of the underlying portfolio.

    The Accompanying Notes are an Integral Part of the Financial Statements

 Notes to Financial Statements

NORTHWESTERN MUTUAL VARIABLE LIFE ACCOUNT
December 31, 2001

NOTE 1 -- Northwestern Mutual Variable Life Account ("the Account") is registered as a unit investment trust under the Investment Company Act of 1940 and is a segregated asset account of The Northwestern Mutual Life Insurance Company ("Northwestern Mutual") used to fund variable life insurance policies.
NOTE 2 -- The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Principal accounting policies are summarized below.
NOTE 3 -- All assets of each Division of the Account are invested in shares of the corresponding Portfolio of Northwestern Mutual Series Fund, Inc. and the Russell Insurance Funds (collectively known as "the Funds"). The shares are valued at the Funds' offering and redemption prices per share. The Funds are diversified open-end investment companies registered under the Investment Company Act of 1940.
NOTE 4 -- Dividend income from the Funds is recorded on the record date of the dividends. Transactions in the Funds' shares are accounted for on the trade date. The basis for determining cost on sale of Funds' shares is identified cost. Purchase and sales of the Funds' shares for the year ended December 31, 2001 by each Division are shown below:

DIVISION                            PURCHASES         SALES
--------                            ---------         -----
Small Cap Growth Stock.........    $ 36,062,728    $ 3,628,084
T. Rowe Small Cap Value........       5,920,531        103,389
Aggressive Growth Stock........     120,218,505     10,144,810
International Growth Stock.....       1,135,646          9,892
Franklin Templeton
  International Equity.........      57,676,693      4,667,094
Index 400 Stock................      30,946,024      1,280,888
Growth Stock...................      63,653,548      5,326,105
J.P. Morgan Select Growth and
  Income Stock.................      37,325,853      4,450,776
Capital Guardian Domestic
  Equity.......................       5,377,702        111,526
Index 500 Stock................     124,872,507     14,408,478
Asset Allocation...............       2,175,042         44,592
Balanced.......................      41,511,869      5,513,138
High Yield Bond................      11,212,886      2,199,213
Select Bond....................      20,671,693      3,164,962
Money Market...................      91,193,504     71,307,576
Russell Multi-Style Equity.....      29,803,353      2,450,663
Russell Aggressive Equity......      11,736,452      1,834,549
Russell Non-U.S................      18,563,013      4,472,046
Russell Real Estate
  Securities...................       9,899,757      1,794,537
Russell Core Bond..............      12,883,583      1,588,423

NOTE 5 -- A deduction for mortality and expense risks is determined daily and paid to Northwestern Mutual. Generally, for Variable Life policies issued before October 11, 1995, and Variable Complife policies issued on or after October 11, 1995 the deduction is at an annual rate of .50% and .60%, respectively, of the net assets of the Account. A deduction for the mortality and expense risks for the Variable Executive Life policies issued on or after March 3, 1998 and Variable Joint Life polices issued on or after December 10, 1998 are determined monthly at an annual rate of .75% of the amount invested in the Account for the Policy for the first ten Policy years, and .30% thereafter. The mortality risk is that insureds may not live as long as estimated. The expense risk is that expenses of issuing and administering the policies may exceed the estimated costs.
Certain deductions are also made from the annual, single or other premiums before amounts are allocated to the Account. These deductions are for (1) sales load, (2) administrative expenses, (3) taxes and (4) a risk charge for the guaranteed minimum death benefit.
Additional mortality costs are deducted from the policy annually and are paid to Northwestern Mutual to cover the cost of providing insurance protection. This cost is actuarially calculated based upon the insured's age, the 1980 Commissioners Standard Ordinary Mortality Table and the amount of insurance provided under the policy.
NOTE 6 -- Northwestern Mutual is taxed as a "life insurance company" under the Internal Revenue Code. The variable life insurance policies which are funded in the Account are taxed as part of the operations of Northwestern Mutual. Policies provide that a charge for taxes may be made against the assets of the Account. Generally, for Variable Life policies issued before October 11, 1995, Northwestern Mutual charges the Account at an annual rate of .20% of the Account's net assets and reserves the right to increase, decrease or eliminate the charge for taxes in the future. Generally, for Variable Complife policies issued on or after October 11, 1995, and for Variable Executive Life policies issued on or after March 2, 1998, and Variable Joint Life policies issued on or after December 10, 1998, there is no charge being made against the assets of the Account for federal income taxes, but Northwestern Mutual reserves the right to charge for taxes in the future.
NOTE 7 -- The Account is credited for the policyowners' net annual premiums at the respective policy anniversary dates regardless of when policyowners actually pay their premiums. Northwestern Mutual's equity represents any unpaid portion of net annual premiums. This applies to Variable Life and Variable Complife policies only.

 Notes to Financial Statements

NORTHWESTERN MUTUAL VARIABLE LIFE ACCOUNT
Notes to Financial Statements
December 31, 2001

NOTE 8 -- Equity Values by Division are shown below:
(in thousands, except accumulation unit values)

                                                                      VARIABLE LIFE
                                                                 POLICIES ISSUED BEFORE
                                                                    OCTOBER 11, 1995
                                                                       EQUITY OF:
                                                                 -----------------------     TOTAL
 DIVISION                                                        POLICYOWNERS      NML       EQUITY
 ---------------------------------------------------------------------------------------------------
 Small Cap Growth Stock......................................      $  9,126      $   446    $  9,572
 T. Rowe Price Small Cap Value...............................         1,474           68       1,542
 Aggressive Growth Stock.....................................        54,639        3,167      57,806
 International Growth Stock..................................           266           13         279
 Franklin Templeton International Equity.....................        35,423        2,257      37,680
 Index 400 Stock.............................................         5,623          249       5,872
 Growth Stock................................................        27,807        1,451      29,258
 J.P. Morgan Select Growth and Income Stock..................        22,535        1,363      23,898
 Capital Guardian Domestic Equity............................         1,040           55       1,095
 Index 500 Stock.............................................        99,331        4,331     103,662
 Asset Allocation............................................           540           28         568
 Balanced....................................................       130,224        3,828     134,052
 High Yield Bond.............................................         4,109          259       4,368
 Select Bond.................................................        10,455          372      10,827
 Money Market................................................         7,967          271       8,238
 Russell Multi-Style.........................................         3,566          175       3,741
 Russell Aggressive Equity...................................         2,423          102       2,525
 Russell Non-U.S. ...........................................         2,586          146       2,732
 Russell Real Estate Securities..............................         2,336           84       2,420
 Russell Core Bond...........................................         1,110           40       1,150
                                                                   --------      -------    --------
                                                                   $422,580      $18,705    $441,285
                                                                   ========      =======    ========

                                                                    VARIABLE COMPLIFE
                                                                     POLICIES ISSUED
                                                                       ON OR AFTER
                                                                     OCTOBER 11, 1995
                                                                        EQUITY OF:
                                                                 ------------------------      TOTAL
 DIVISION                                                        POLICYOWNERS      NML         EQUITY
 ------------------------------------------------------------------------------------------------------
 Small Cap Growth Stock......................................     $   50,047     $ 18,621    $   68,668
 T. Rowe Price Small Cap Value...............................          2,927        1,146         4,073
 Aggressive Growth Stock.....................................        169,999       40,075       210,074
 International Growth Stock..................................            488          282           770
 Franklin Templeton International Equity.....................        102,320       24,572       126,892
 Index 400 Stock.............................................         32,202       12,452        44,654
 Growth Stock................................................        123,231       32,268       155,499
 J.P. Morgan Select Growth and Income Stock..................         82,960       19,583       102,543
 Capital Guardian Domestic Equity............................          2,461          950         3,411
 Index 500 Stock.............................................        238,275       61,549       299,824
 Asset Allocation............................................          1,083          318         1,401
 Balanced....................................................         53,255       13,586        66,841
 High Yield Bond.............................................         17,525        4,052        21,577
 Select Bond.................................................         17,630        4,481        22,111
 Money Market................................................         54,002       32,924        86,926
 Russell Multi-Style Equity..................................         32,131       12,215        44,346
 Russell Aggressive Equity...................................         15,451        5,721        21,172
 Russell Non-U.S. ...........................................         16,432        6,148        22,580
 Russell Real Estate Securities..............................          7,941        3,262        11,203
 Russell Core Bond...........................................          4,380        1,530         5,910
                                                                  ----------     --------    ----------
                                                                  $1,024,740     $295,735    $1,320,475
                                                                  ==========     ========    ==========

 Notes to Financial Statements

                                                                    VARIABLE        VARIABLE JOINT
                                                                 EXECUTIVE LIFE      LIFE POLICIES
                                                                 POLICIES ISSUED       ISSUED ON
                                                                   ON OR AFTER         OR AFTER
                                                                  MARCH 2, 1998    DECEMBER 10, 1998
                                                                 ---------------   -----------------
 DIVISION                                                         TOTAL EQUITY       TOTAL EQUITY
 ---------------------------------------------------------------------------------------------------
 Small Cap Growth Stock......................................        $   789            $ 3,614
 T. Rowe Price Small Cap Value...............................            158                529
 Aggressive Growth Stock.....................................          3,167              3,848
 International Growth Stock..................................              4                 83
 Franklin Templeton International Equity.....................          2,738              3,357
 Index 400 Stock.............................................          1,223              2,928
 Growth Stock................................................          5,429              5,929
 J.P. Morgan Select Growth and Income Stock..................          2,045              3,170
 Capital Guardian Domestic Equity............................            183                881
 Index 500 Stock.............................................          8,770             13,451
 Asset Allocation............................................              2                223
 Balanced....................................................          2,852              4,281
 High Yield Bond.............................................          1,122                530
 Select Bond.................................................          8,790              1,654
 Money Market................................................          4,697              7,560
 Russell Multi-Style Equity..................................          8,844              3,934
 Russell Aggressive Equity...................................          4,079              1,406
 Russell Non-U.S. ...........................................          5,397              2,000
 Russell Real Estate Securities..............................            960              1,183
 Russell Core Bond...........................................         11,404                571
                                                                     -------            -------
                                                                     $72,653            $61,132
                                                                     =======            =======

THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY
Consolidated Statement of Financial Position
(in millions)

The following financial statement of Northwestern Mutual should be considered only as bearing upon the ability of Northwestern Mutual to meet its obligations under the Policies.

                                                                   DECEMBER 31,
                                                                ------------------
                                                                 2001       2000
----------------------------------------------------------------------------------
ASSETS
  Bonds.....................................................    $44,306    $40,607
  Common and preferred stocks...............................      5,369      6,216
  Mortgage loans............................................     15,164     14,431
  Real estate...............................................      1,671      1,627
  Policy loans..............................................      9,028      8,504
  Other investments.........................................      4,817      4,508
  Cash and temporary investments............................      2,018      1,217
                                                                -------    -------
    TOTAL INVESTMENTS.......................................     82,373     77,110
  Due and accrued investment income.........................      1,048      1,008
  Net deferred tax assets...................................      1,602         --
  Deferred premium and other assets.........................      1,583      1,510
  Separate account assets...................................     11,786     12,497
                                                                -------    -------
    TOTAL ASSETS............................................    $98,392    $92,125
                                                                =======    =======

LIABILITIES AND SURPLUS
  Reserves for policy benefits..............................    $68,432    $62,816
  Policyowner dividends payable.............................      3,650      3,350
  Interest maintenance reserve..............................        375        378
  Asset valuation reserve...................................      2,034      2,298
  Income taxes payable......................................      1,329      1,228
  Other liabilities.........................................      3,894      3,662
  Separate account liabilities..............................     11,786     12,497
                                                                -------    -------
    TOTAL LIABILITIES.......................................     91,500     86,229
  Surplus...................................................      6,892      5,896
                                                                -------    -------
    TOTAL LIABILITIES AND SURPLUS...........................    $98,392    $92,125
                                                                =======    =======

   The Accompanying Notes are an Integral Part of these Financial Statements

THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY
Consolidated Statement of Operations
(in millions)

                                                                     FOR THE YEAR ENDED
                                                                        DECEMBER 31,
                                                                -----------------------------
                                                                 2001       2000       1999
---------------------------------------------------------------------------------------------
REVENUE
  Premiums..................................................    $ 9,408    $ 8,925    $ 8,344
  Net investment income.....................................      5,532      5,339      4,766
  Other income..............................................        405      1,118        970
                                                                -------    -------    -------
    TOTAL REVENUE...........................................     15,345     15,382     14,080
                                                                -------    -------    -------

BENEFITS AND EXPENSES
  Benefit payments to policyowners and beneficiaries........      3,808      4,541      4,023
  Net additions to policy benefit reserves..................      5,367      4,815      4,469
  Net transfers to separate accounts........................        502        469        516
                                                                -------    -------    -------
    TOTAL BENEFITS..........................................      9,677      9,825      9,008
  Commissions and operating expenses........................      1,453      1,416      1,287
                                                                -------    -------    -------
    TOTAL BENEFITS AND EXPENSES.............................     11,130     11,241     10,295
                                                                -------    -------    -------
    GAIN FROM OPERATIONS BEFORE DIVIDENDS AND TAXES.........      4,215      4,141      3,785
  Policyowner dividends.....................................      3,651      3,334      3,091
                                                                -------    -------    -------
    GAIN FROM OPERATIONS BEFORE TAXES.......................        564        807        694
  Income tax expense........................................        173        125        203
                                                                -------    -------    -------
    NET GAIN FROM OPERATIONS................................        391        682        491
  Net realized capital gains................................        259      1,147        846
                                                                -------    -------    -------
    NET INCOME..............................................    $   650    $ 1,829    $ 1,337
                                                                =======    =======    =======

   The Accompanying Notes are an Integral Part of these Financial Statements

THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY
Consolidated Statement of Changes in Surplus
(in millions)

                                                                    FOR THE YEAR ENDED
                                                                       DECEMBER 31,
                                                                ---------------------------
                                                                 2001      2000       1999
-------------------------------------------------------------------------------------------

BEGINNING OF YEAR BALANCE...................................    $5,896    $ 5,069    $4,741
  Net income................................................       650      1,829     1,337
  Increase (decrease) in net unrealized gains...............      (555)    (1,043)      213
  (Increase) decrease in asset valuation reserve............       264         73      (377)
  Charge-off of goodwill (Note 11)..........................        (9)       (12)     (842)
  Cumulative effect of changes in accounting principles
    (Note 1)................................................       749      --         --
  Increase in net deferred tax assets.......................        73      --         --
  Change in reserve valuation basis (Note 5)................       (61)     --         --
  Other net decreases.......................................      (115)       (20)       (3)
                                                                ------    -------    ------
    NET INCREASE IN SURPLUS.................................       996        827       328
                                                                ------    -------    ------

END OF YEAR BALANCE.........................................    $6,892    $ 5,896    $5,069
                                                                ======    =======    ======

   The Accompanying Notes are an Integral Part of these Financial Statements

THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY
Consolidated Statement of Cash Flows
(in millions)

                                                                    FOR THE YEAR ENDED
                                                                       DECEMBER 31,
                                                                --------------------------
                                                                 2001      2000      1999
------------------------------------------------------------------------------------------
CASH FLOWS FROM OPERATING ACTIVITIES
  Premiums and other income received........................    $6,607    $6,279    $5,881
  Investment income received................................     5,527     5,000     4,476
  Disbursement of policy loans, net of repayments...........      (524)     (566)     (358)
  Payments to policyowners and beneficiaries................    (3,996)   (3,967)   (3,495)
  Net transfers to separate accounts........................      (534)     (469)     (516)
  Commissions, expenses and taxes paid......................    (1,708)   (1,845)   (1,699)
  Other, net................................................       202       224       (56)
                                                                ------    ------    ------
      NET CASH PROVIDED BY OPERATING ACTIVITIES.............     5,574     4,656     4,233
                                                                ------    ------    ------

CASH FLOWS FROM INVESTING ACTIVITIES:
  PROCEEDS FROM INVESTMENTS SOLD OR MATURED:
    Bonds...................................................    35,318    29,539    20,788
    Common and preferred stocks.............................    15,465     9,437    13,331
    Mortgage loans..........................................     1,174     1,198     1,356
    Real estate.............................................       244       302       216
    Other investments.......................................       413       659       830
                                                                ------    ------    ------
                                                                52,614    41,135    36,521
                                                                ------    ------    ------
  COST OF INVESTMENTS ACQUIRED:
    Bonds...................................................    38,915    33,378    22,849
    Common and preferred stocks.............................    15,014     8,177    13,794
    Mortgage loans..........................................     2,003     2,261     2,500
    Real estate.............................................       353       224       362
    Other investments.......................................     1,106     1,535     1,864
                                                                ------    ------    ------
                                                                57,391    45,575    41,369
                                                                ------    ------    ------
  Net increase (decrease) due to securities lending and
    other...................................................         4      (158)      499
                                                                ------    ------    ------
      NET CASH USED IN INVESTING ACTIVITIES.................    (4,773)   (4,598)   (4,349)
                                                                ------    ------    ------
      NET INCREASE (DECREASE) IN CASH AND TEMPORARY
       INVESTMENTS..........................................       801        58      (116)
Cash and temporary investments, beginning of year...........     1,217     1,159     1,275
                                                                ------    ------    ------
Cash and temporary investments, end of year.................    $2,018    $1,217    $1,159
                                                                ======    ======    ======

   The Accompanying Notes are an Integral Part of these Financial Statements

THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY
Notes to Consolidated Statutory Financial Statements
December 31, 2001, 2000 and 1999

1. BASIS OF PRESENTATION AND CHANGES IN ACCOUNTING PRINCIPLES
The accompanying consolidated statutory financial statements include the accounts of The Northwestern Mutual Life Insurance Company and its wholly-owned subsidiary, Northwestern Long Term Care Insurance Company (together, "the Company"). All intercompany balances and transactions have been eliminated. The Company offers life, annuity, disability income and long-term care insurance products to the personal, business, estate and tax-qualified markets.

The consolidated financial statements were prepared in conformity with accounting practices prescribed or permitted by the Office of the Commissioner of Insurance of the State of Wisconsin ("statutory basis of accounting"). Effective January 1, 2001, insurance companies domiciled in Wisconsin are required to prepare statutory basis financial statements in accordance with the new National Association of Insurance Commissioners ("NAIC") Accounting Practices and Procedures Manual, subject to any deviations prescribed or permitted by the Office of the Commissioner of Insurance of the State of Wisconsin ("OCI").

These new requirements differ from those used prior to January 1, 2001, primarily because under the new statutory accounting principles: (1) deferred tax balances are established for temporary differences between book and tax bases of certain assets and liabilities, (2) investment valuation adjustments on impaired assets are measured differently and are reported as realized losses,
(3) pension and other employee benefit obligations are accounted for based on the funded status of the related plans, (4) recognition of earnings from unconsolidated subsidiaries and affiliates as net investment income is limited to dividends received, (5) certain software costs can be capitalized and amortized to expense over a maximum of five years, and (6) premiums, benefits and reserve changes for policies that do not have significant mortality or morbidity risks ("deposit-type contracts") are not included in revenue or benefits as reported in the consolidated statement of operations.

The cumulative effect of adoption of these new accounting principles was reported as an adjustment to surplus as of January 1, 2001, with no restatement of prior periods permitted. This cumulative effect was the difference in the amount of surplus that would have been reported at that date if the new accounting principles had been retroactively applied to all prior periods. The cumulative effect of these accounting changes increased surplus by $749 million at that date, and included the following (in millions):

Deferred tax accounting...........................    $850
Pension plan liabilities..........................     (74)
Investment valuation changes, net.................     (27)
                                                      ----
                                                      $749
                                                      ====

Financial statements prepared on the statutory basis of accounting differ from financial statements prepared in accordance with generally accepted accounting principles ("GAAP"), primarily because on a GAAP basis: (1) certain policy acquisition costs are deferred and amortized, (2) investment valuations and insurance reserves use different methods and assumptions, (3) deposit-type contracts, for which premiums, benefits and reserve changes are not included in revenue or benefits as reported in the statement of operations, are defined differently, (4) majority-owned, non-insurance subsidiaries are consolidated,
(5) changes in deferred taxes are reported as a component of net income, and (6) no deferral of realized gains and losses is permitted. The effects on the financial statements of the Company from the differences between the statutory basis of accounting and GAAP are material.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
The preparation of financial statements in conformity with the statutory basis of accounting requires management to use assumptions or make estimates that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual future results could differ from these assumptions and estimates.

INVESTMENTS
See Note 3 regarding the reported statement value and estimated fair value of the Company's investments in bonds, common and preferred stocks, mortgage loans and real estate.

POLICY LOANS
Policy loans primarily represent amounts borrowed from the Company by life insurance policyowners, secured by the cash value of the related policies. They are reported in the financial statements at unpaid principal balance.

OTHER INVESTMENTS
Other investments consist primarily of joint venture and partnership investments. These investments are valued at the Company's share of equity in the partnerships' or ventures' net assets, which approximates fair value. Other investments also include derivative financial instruments. See Note 4 regarding the Company's use of derivatives.

TEMPORARY INVESTMENTS
Temporary investments represent debt securities that have maturities of one year or less at purchase. They are reported at amortized cost, which approximates fair value.

NET INVESTMENT INCOME
Net investment income primarily represents interest and dividends received or accrued on bonds, mortgage loans, policy loans and other investments. It also includes amortization of any purchase premium or discount using the interest method, adjusted prospectively for any change in estimated yield-to-maturity. Investment income due and accrued that is deemed uncollectible is charged against net investment income in the period such determination is made, while investment income greater than 90 days past due is nonadmitted and charged directly to surplus. Beginning January 1, 2001, net investment income also includes dividends paid to the Company from accumulated earnings of unconsolidated subsidiaries, affiliates, partnerships and joint ventures. Prior to 2001, the Company's share of undistributed earnings in these entities was recognized as net investment income using the equity method. Net investment income is reduced by investment management expenses, real estate depreciation, depletion related to energy assets and interest costs associated with securities lending.

INTEREST MAINTENANCE RESERVE
The Company is required to maintain an interest maintenance reserve ("IMR"). The IMR is used to defer realized gains and losses, net of tax, on fixed income investments resulting from changes in interest rates. Net realized gains and losses deferred to the IMR are amortized into investment income over the estimated remaining term-to-maturity of the investment sold.

INVESTMENT CAPITAL GAINS AND LOSSES
Realized investment gains and losses are recognized based upon specific identification of securities sold. Beginning January 1, 2001 realized investment gains and losses also include valuation adjustments for impairment of bonds, stocks, mortgage loans and other investments with a decline in value that management considers to be other than temporary. Prior to 2001, these valuation adjustments were classified as unrealized investment losses and only realized upon disposition. Realized capital gains and losses as reported in the consolidated statement of operations are net of any IMR deferrals and current income tax expense. See Note 3 regarding details of reported realized capital gains and losses.

Unrealized investment gains and losses primarily represent changes in the reported fair value of common stocks. Beginning January 1, 2001 changes in the Company's share of undistributed earnings in unconsolidated subsidiaries, affiliates, partnerships and joint ventures are classified as changes in unrealized capital gains and losses. Prior to 2001, the Company's share of undistributed earnings in these entities was recognized as net investment income using the equity method. See Note 3 regarding details of reported changes in unrealized capital gains and losses.

ASSET VALUATION RESERVE
The Company is required to maintain an asset valuation reserve ("AVR"). The AVR establishes a general reserve for invested asset valuation using a formula prescribed by the NAIC. The AVR is designed to protect surplus against potential declines in the value of the Company's investments. Increases or decreases in AVR are reported as direct adjustments to surplus.

SEPARATE ACCOUNTS
See Note 7 regarding separate account assets and liabilities reported by the Company.

PREMIUM REVENUE
Life insurance premiums are recognized as revenue at the beginning of each policy year. Annuity, disability income and long-term care insurance premiums are recognized as revenue when received by the Company. Premium revenue is reported net of ceded reinsurance, see Note 9.

OTHER INCOME
Other income includes considerations received on supplementary annuity contracts, ceded reinsurance expense allowances and various insurance policy charges. Beginning January 1, 2001, considerations received on supplementary contracts without life contingencies are classified as deposit-type transactions and thereby excluded from revenue. Prior to 2001, these considerations were reported as revenue.

BENEFIT PAYMENTS TO POLICYOWNERS AND BENEFICIARIES
Benefit payments to policyowners and beneficiaries include death, surrender and disability benefits, as well as matured endowments and supplementary contract payments. Beginning January 1, 2001 benefit payments on supplementary contracts without life contingencies are classified as deposit-type transactions and thereby excluded from expense. Prior to 2001, these payments were reported as benefit expense. Benefit payments are reported net of ceded reinsurance recoveries, see Note 9.

RESERVES FOR POLICY BENEFITS
See Note 5 regarding the methods and assumptions used to establish the Company's reserves for future insurance policy benefits.

COMMISSIONS AND OPERATING EXPENSES
Commissions and other operating costs, including costs of acquiring new insurance policies, are generally charged to expense as incurred.

ELECTRONIC DATA PROCESSING EQUIPMENT AND SOFTWARE
Electronic data processing ("EDP") equipment and software used in the Company's business are reported at cost less accumulated depreciation. Beginning January 1, 2001 certain software costs are capitalized and depreciated over a maximum of five years, while EDP equipment is capitalized and depreciated over three years. Most unamortized software costs are nonadmitted assets and thereby excluded from surplus. Prior to 2001, the Company expensed all software costs, while EDP equipment was capitalized and amortized over its useful life. EDP equipment and software of $18 million and $16 million at December 31, 2001 and 2000, respectively, were net of accumulated depreciation of $44 million and $43 million, respectively, and included in other assets in the consolidated statement of financial position. Depreciation expense is recorded using the straight-line method and totaled $14 million, $8 million and $9 million for the years ended December 31, 2001, 2000 and 1999, respectively.

POLICYOWNER DIVIDENDS
Almost all life insurance policies and certain annuity and disability income policies issued by the Company are participating. Annually, the Company's Board of Trustees approves dividends payable on participating policies in the following fiscal year, which are accrued and charged to operations when approved. Participating policyowners generally have the option to direct their dividends to be paid in cash, used to reduce future premiums due or used to purchase additional insurance. A majority of dividends are used by policyowners to purchase additional insurance and are reported as premiums in the consolidated statement of operations, but are not included in premiums received or policy benefits paid in the consolidated statement of cash flows.

NONADMITTED ASSETS
Certain assets are designated as nonadmitted and thereby not permitted as a component of surplus on the statutory basis of accounting. Such assets, principally pension-related assets, amounts advanced to or due from the Company's financial representatives, and fixed assets, EDP equipment and software net of accumulated depreciation, are excluded from the consolidated statement of financial position. Changes in nonadmitted assets are reported as direct adjustments to surplus.

RECLASSIFICATION
Certain financial statement balances for 2000 and 1999 have been reclassified to conform to the current year presentation.

3. INVESTMENTS

BONDS
Investments in bonds are reported in the financial statements at amortized cost, except for bonds in default, which are reported at the lower of amortized cost or fair value.

Statement value and estimated fair value of these securities at December 31, 2001 and 2000 were as follows:

                           RECONCILIATION TO ESTIMATED FAIR VALUE
                       -----------------------------------------------
                                     GROSS        GROSS      ESTIMATED
                       STATEMENT   UNREALIZED   UNREALIZED     FAIR
DECEMBER 31, 2001        VALUE       GAINS        LOSSES       VALUE
-----------------      ---------   ----------   ----------   ---------
                                        (IN MILLIONS)
U.S. Government......   $ 4,271      $  221       $ (84)      $ 4,408
States, territories
  and possessions....       262          29       --              291
Special revenue and
  assessments........     6,032         185         (23)        6,194
Public utilities.....     2,748          86         (19)        2,815
Banks, trust and
  insurance
  companies..........     1,306          46         (18)        1,334
Industrial and
  miscellaneous......    29,685       1,026        (555)       30,156
Parent, subsidiaries
  and affiliates.....         2       --          --                2
                        -------      ------       -----       -------
  Total..............   $44,306      $1,593       $(699)      $45,200
                        =======      ======       =====       =======

                           RECONCILIATION TO ESTIMATED FAIR VALUE
                       -----------------------------------------------
                                     GROSS        GROSS      ESTIMATED
                       STATEMENT   UNREALIZED   UNREALIZED     FAIR
DECEMBER 31, 2000        VALUE       GAINS        LOSSES       VALUE
-----------------      ---------   ----------   ----------   ---------
                                        (IN MILLIONS)
U.S. Government......   $ 3,870      $  241      $   (44)     $ 4,067
States, territories
  and possessions....       261          18        --             279
Special revenue and
  assessments........     5,830         190          (26)       5,994
Public utilities.....     2,669          37          (77)       2,629
Banks, trust and
  insurance
  companies..........     1,128          29           (3)       1,154
Industrial and
  miscellaneous......    26,846         542         (888)      26,500
Parent, subsidiaries
  and affiliates.....         3       --           --               3
                        -------      ------      -------      -------
  Total..............   $40,607      $1,057      $(1,038)     $40,626
                        =======      ======      =======      =======

Estimated fair value is based upon values published by the Securities Valuation Office ("SVO") of the NAIC. In the absence of SVO-published values, estimated fair value is based upon quoted market prices, if available. For bonds without quoted market prices, fair value is estimated using independent pricing services or internally developed pricing models.

Statement value and estimated fair value by contractual maturity at December 31, 2001 is shown below. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                        STATEMENT   ESTIMATED
                                          VALUE     FAIR VALUE
                                        ---------   ----------
                                            (IN MILLIONS)
Due in one year or less...............   $   823     $   812
Due after one year through five
  years...............................     5,931       6,062
Due after five years through ten
  years...............................    13,923      14,186
Due after ten years...................    10,604      10,730
                                         -------     -------
                                          31,281      31,790
Structured securities.................    13,025      13,410
                                         -------     -------
  Total...............................   $44,306     $45,200
                                         =======     =======

COMMON AND PREFERRED STOCKS
Common stocks are reported in the financial statements at fair value, which is based upon quoted market prices, if available. For common stock without quoted market prices, fair value is estimated using independent pricing services or internally developed pricing models.

Preferred stocks rated "1" (highest quality), "2" (high quality), or "3" (medium quality) by the SVO are reported in the financial statements at amortized cost. All other preferred stock is reported at the lower of cost or fair value. Estimated fair value is based upon quoted market prices, if available. For preferred stock without quoted market prices, fair value is estimated using independent pricing services or internally developed pricing models.

For any decline in the fair value of a common or preferred stock that is considered to be other than temporary, a valuation adjustment is made to reduce the cost of the security to fair value and recognized as a realized capital loss.

MORTGAGE LOANS AND REAL ESTATE
Mortgage loans are reported in the financial statements at unpaid principal balance, less any valuation allowance or unamortized commitment or origination fees. These fees are generally deferred and amortized into investment income using the interest method. Mortgage loans are collateralized by properties located throughout the United States and Canada. The Company attempts to minimize mortgage loan investment risk by diversification of borrowers, geographic locations and types of collateral properties.

The maximum and minimum interest rates for mortgage loans originated during 2001 were 9.8% and 6.4%, respectively. The aggregate average ratio of loaned amounts to the value of collateral for mortgage loans originated during 2001 was 68%, with a maximum of 100% for any single loan.

Mortgage loans are considered impaired when, based on current information, management considers it probable that the Company will be unable to collect all principal and interest due according to the contractual terms of the loan. If necessary, a valuation adjustment is made to reduce the carrying value of an impaired loan to the lower of unpaid principal balance or estimated net realizable value based on appraisal of the collateral property. If the impairment is considered to be temporary, the change in valuation adjustment is classified as an unrealized gain or loss. Beginning January 1, 2001 valuation adjustments for impairments considered to be other than temporary are classified as realized losses. Prior to 2001, all changes in valuation adjustments were classified as unrealized gains and losses. At December 31, 2001, reported value of mortgage loans was reduced by $112 million in valuation adjustments.

Real estate investments are reported in the financial statements at cost, less encumbrances and accumulated depreciation of buildings or other improvements using a straight-line method over the estimated useful life of the improvements. An investment in real estate is considered impaired when the projected undiscounted net cash flow from the investment is less than depreciated cost. When the Company determines that an investment in real estate is impaired, a valuation adjustment is made to reduce the carrying value to estimated fair value, after encumbrances, based on appraisal of the property. At December 31, 2001, reported value of real estate investments was reduced by $52 million in valuation adjustments.

CAPITAL GAINS AND LOSSES
Realized investment gains and losses for the years ended December 31, 2001, 2000 and 1999 were as follows:

                                        FOR THE YEAR ENDED
                                        DECEMBER 31, 2001
                                  ------------------------------
                                                          NET
                                                        REALIZED
                                  REALIZED   REALIZED    GAINS
                                   GAINS      LOSSES    (LOSSES)
                                  --------   --------   --------
                                          (IN MILLIONS)
Bonds...........................   $  537    $  (674)    $(137)
Common and preferred stocks.....      863       (569)      294
Mortgage loans..................    --           (10)      (10)
Real estate.....................       85        (11)       74
Other invested assets...........      296       (149)      147
                                   ------    -------     -----
                                   $1,781    $(1,413)      368
                                   ======    =======
Less: Capital gains taxes.......                            98
Less: IMR gains (losses)........                            11
                                                         -----
Net realized capital gains......                         $ 259
                                                         =====

                                        FOR THE YEAR ENDED
                                        DECEMBER 31, 2000
                                  ------------------------------
                                                          NET
                                                        REALIZED
                                  REALIZED   REALIZED    GAINS
                                   GAINS      LOSSES    (LOSSES)
                                  --------   --------   --------
                                          (IN MILLIONS)
Bonds..........................    $  369     $(416)     $  (47)
Common and preferred stocks....     1,534      (333)      1,201
Mortgage loans.................     --          (25)        (25)
Real estate....................       101      --           101
Other invested assets..........       395      (177)        218
                                   ------     -----      ------
                                   $2,399     $(951)      1,448
                                   ======     =====
Less: Capital gains taxes......                             353
Less: IMR gains (losses).......                             (52)
                                                         ------
Net realized capital gains.....                          $1,147
                                                         ======

                                        FOR THE YEAR ENDED
                                        DECEMBER 31, 1999
                                  ------------------------------
                                                          NET
                                                        REALIZED
                                  REALIZED   REALIZED    GAINS
                                   GAINS      LOSSES    (LOSSES)
                                  --------   --------   --------
                                          (IN MILLIONS)
Bonds..........................    $  219     $(404)     $ (185)
Common and preferred stocks....     1,270      (255)      1,015
Mortgage loans.................        22       (12)         10
Real estate....................        92      --            92
Other invested assets..........       308      (189)        119
                                   ------     -----      ------
                                   $1,911     $(860)      1,051
                                   ======     =====
Less: Capital gains taxes......                             244
Less: IMR gains (losses).......                             (39)
                                                         ------
Net realized capital gains.....                          $  846
                                                         ======

Proceeds on the sale of securities totaled $30 billion, $25 billion, and $16 billion for the years ended December 31, 2001, 2000 and 1999, respectively.

Changes in net unrealized investment gains and losses for the years ended December 31, 2001, 2000 and 1999 were as follows:

                                        FOR THE YEAR ENDED
                                           DECEMBER 31,
                                      -----------------------
                                      2001     2000     1999
                                      -----   -------   -----
                                           (IN MILLIONS)
Bonds...............................  $ (15)  $  (208)  $(178)
Common and preferred stocks.........   (699)     (851)    415
Mortgage loans......................   --          (2)    (10)
Real estate.........................   --          (4)     (2)
Other investments...................   (193)       22     (12)
                                      -----   -------   -----
                                       (907)  $(1,043)  $ 213
                                              =======   =====
Change in deferred taxes............    352
                                      -----
                                      $(555)
                                      =====

See Note 10 regarding the accounting change in 2001 for deferred taxes.

SECURITIES LENDING
The Company has entered into securities lending agreements whereby certain securities are loaned to third parties, primarily major brokerage firms. The Company's policy requires a minimum of 102% of the fair value of the loaned securities as collateral, calculated on a daily basis in the form of either cash or securities. Collateral assets held and the related liability due to counterparties of $1.3 billion and $1.4 billion are included in the consolidated statement of financial position at December 31, 2001 and 2000, respectively, and approximate the statement value of securities loaned at those dates.

4. DERIVATIVE FINANCIAL INSTRUMENTS
In the normal course of business, the Company enters into transactions to reduce its exposure to fluctuations in interest rates, foreign currency exchange rates and market volatility. Market risk arises from changes in the fair value of the underlying instruments. The Company is also exposed to credit risk in the event of nonperformance of the counterparties.

Derivative investments are classified as other investments in the consolidated statement of financial position. Derivative financial instruments that hedge specific assets and liabilities are reported in a manner consistent with the hedged item (e.g. at amortized cost or fair value), while derivative financial instruments that hedge a portfolio of assets or liabilities are reported at fair value. Fair value is estimated as the amount that the Company would expect to receive or pay upon termination of the contract at the reporting date. Changes in the carrying value of derivatives that hedge a portfolio of assets or liabilities are reported as realized capital gains and losses.

The Company held the following positions for hedging purposes at December 31, 2001 and 2000:

                                                                      DECEMBER 31, 2001                  DECEMBER 31, 2000
                                                                -----------------------------      -----------------------------
                                                                CARRYING    NOTIONAL    FAIR       CARRYING    NOTIONAL    FAIR
DERIVATIVE INSTRUMENT                                            VALUE       AMOUNT     VALUE       VALUE       AMOUNT     VALUE
--------------------------------------------------------------------------------------------------------------------------------
                                                                                         (IN MILLIONS)
SPECIFIC HEDGES:
  Foreign currency swaps....................................        1          70        11            6         118         5
  Forward contracts.........................................       --         200         3           --         400        10
  Interest rate swaps.......................................        1          88         6           --          83         2
  Swaptions/interest rate floors............................       14         829        32           16         977        16
  Default swaps.............................................       --          57        --           --          52        --

PORTFOLIO HEDGES:
  Common stock futures and equity swaps.....................        9         221         9           28         565        28
  Financial futures.........................................       (2)        203        (2)          --          --        --
  Foreign currency forward contracts........................       --         502        --          (26)        803        (3)

The carrying value of derivative financial instruments includes receivables of $9 million and $23 million at December 31, 2001 and 2000, respectively. The notional or contractual amounts of derivative financial instruments are used to denominate the transactions and do not represent the amounts exchanged between the parties.

The Company uses foreign currency swaps, which are traded over-the-counter, to hedge its exposure to bond cash-flows denominated in foreign currencies. A foreign currency swap is a contractual agreement to exchange the currencies of two different countries at a specified rate of exchange in the future.

The Company uses forward contracts to buy or sell a financial instrument at a specified future date. Forward contracts fix the price, quantity, quality and date of the purchase and sale. Some forward contracts involve the initial payment of cash and may be settled in cash instead of physical delivery of the underlying instrument.

The Company uses interest rate swap agreements to hedge its exposure to floating rate bond coupon payments. An interest rate swap is a contractual agreement to exchange payments based on the actual or expected price level, performance or value of one or more underlying interest rates. The Company is required to pay the counterparty the stream of variable interest payments based on the coupon payments from the hedged bonds, and in turn, receives a fixed payment from the counterparty, at a predetermined interest rate. The net receipts/payments from these interest rate swaps are recorded in net investment income.

The Company uses swaptions and interest rate floors to hedge against the negative impact of a significant and sustained increase or decrease in interest rates. The purpose of the Company's swaption program is to protect against the effect of rising interest rates. Swaptions entitle the Company to receive settlement payments from the counterparties on specified expiration date, contingent on future interest rates. For each swaption, the amount of such settlement payments, if any, is determined by the present value of the difference between the fixed rate on a market rate swap and the strike rate multiplied by the notional amount. The premium paid for the swaptions is included in other investments and is amortized into interest income over the term of the agreements. Floors are option contracts in which the floor seller, in return for a premium, agrees to limit the risk associated with a decline in a reference rate or index.

The Company uses default swaps to hedge against a drop in bond prices due to credit concerns of certain bond issuers. A credit swap allows the Company to put the bond back to the counterparty at par upon a credit event by the bond issuer. A credit event is defined as bankruptcy, failure to pay, or obligation acceleration.

The Company uses common stock futures and equity swaps to mitigate its exposure to equity market fluctuations. Futures are standardized forward contracts traded on organized exchanges. Swaps are contracts to exchange, for a period of time, the investment performance of one underlying instrument for the investment performance of another underlying instrument, typically without exchanging the instruments themselves.

The Company uses financial futures contracts to hedge against interest rate risks on a portion of its fixed maturity securities. These contracts obligate the Company to buy or sell a financial instrument at a specified future date for a specified price. They may be settled in cash or through delivery of the financial instrument. Cash settlements on the change in market value of financial futures contracts are made daily.

The Company uses foreign currency forward contracts, which are traded over-the-counter, to hedge some of the foreign exchange risk of investments denominated in foreign currencies. The foreign currency forward contracts obligate the Company to deliver a specified amount of foreign currency at a future date at a specified exchange rate.

5. RESERVES FOR POLICY BENEFITS
Reserves for policy benefits represent the estimated net present value of future policy benefits, less future policy premiums, established using actuarial methods based on mortality and morbidity experience tables and valuation interest rates prescribed by the OCI. Use of these actuarial tables and methods involves estimation of future mortality and morbidity. Actual future experience could differ from the assumptions used to make these estimates.

Life insurance reserves on substantially all policies issued since 1978 are based on the Commissioner's Reserve Valuation Method ("CRVM") with interest rates ranging from 3 1/2% to 5 1/2%. Other life policy reserves are primarily based on the net level premium method, employing various mortality tables at interest rates ranging from 2% to 4 1/2%. As of December 31, 2001, the Company has $690 billion of total life insurance in-force, including $7 billion of life insurance in-force for which the gross premiums are less than the net premiums according to the standard valuation methods and assumptions set by the OCI.

As of January 1, 2001, the Company changed the valuation basis for reserves on certain term life insurance policies. The impact of this change increased policy benefit reserves by $61 million, and is reported as a direct reduction of surplus for the year ended December 31, 2001.

Tabular cost has been determined from the basic data for the calculation of policy reserves. Tabular less actual reserves released has been determined from the basic data for the calculation of reserves and reserves released. Tabular interest has been determined from the basic data for the calculation of policy reserves. Tabular interest on funds not involving life contingencies is calculated as the product of the valuation rate of interest times the mean of the amount of funds subject to such rate held at the beginning and end of the year of valuation.

Additional premiums are charged for substandard lives for policies issued after January 1, 1956. Net level premium or CRVM mean reserves are based on multiple mortality tables or one-half the net flat or other extra mortality charge. The Company waives deduction of fractional premiums upon death of insured and returns any portion of the final premium beyond the date of death. Surrender values are not promised in excess of the legally computed reserves.

Deferred annuity reserves on contracts issued since 1985 are primarily valued using the Commissioner's Annuity Reserve Valuation Method with interest rates ranging from 3 1/2% to 6 1/4%. Other deferred annuity reserves are based on contract value. Immediate annuity reserves are based on present values of expected benefit payments at interest rates ranging from 3 1/2% to 7 1/2%. Beginning January 1, 2001 changes in future policy benefits on supplementary contracts without life contingencies are classified as deposit-type transactions and thereby excluded from net additions to policy benefit reserves in the consolidated statement of operations. Prior to 2001, these reserve changes were reported as a component of operations.

At December 31, 2001, the withdrawal characteristics of the Company's annuity reserves and deposit liabilities were as follows:

                                           AMOUNT     PERCENT
                                           -------    -------
                                             (IN MILLIONS)
Subject to discretionary
  withdrawal -- with market value
  adjustment...........................    $ 8,936     63.5%
Subject to discretionary
  withdrawal -- without market value
  adjustment...........................      2,260     16.1%
Not subject to discretionary withdrawal
  provision............................      2,869     20.4%
                                           -------     -----
                                           $14,065    100.0%
                                           =======

Active life reserves for disability income ("DI") policies issued since 1987 are primarily based on the two-year preliminary term method using a 4% interest rate and the 1985 Commissioner's Individual Disability Table A ("CIDA") for morbidity. Active life reserves for prior DI policies are based on the net level premium method, interest rates ranging from 3% to 4% and the 1964 Commissioner's Disability Table for morbidity. Disabled life reserves for DI policies are based on the present values of expected benefit payments, primarily using the 1985 CIDA (modified for Company experience in the first four years of disability) and interest rates ranging from 3% to 5 1/2%.

6. PREMIUM AND ANNUITY CONSIDERATIONS DEFERRED AND UNCOLLECTED
Gross deferred and uncollected insurance premiums represent premiums due to be received from policyowners through the next policy anniversary date. Net deferred and uncollected premiums represent only the portion of gross premiums related to mortality charges and interest. Deferred and uncollected premiums at December 31, 2001 were as follows:

TYPE OF BUSINESS                            GROSS      NET
----------------                            ------    ------
                                             (IN MILLIONS)
Ordinary new business...................    $  145    $   77
Ordinary renewal........................     1,351     1,103
                                            ------    ------
                                            $1,496    $1,180
                                            ======    ======

7. SEPARATE ACCOUNTS
Separate account assets and related policy liabilities represent the segregation of funds deposited by variable life insurance and annuity policyowners. Policyowners bear the investment performance risk associated with variable products. Separate account assets are invested at the direction of the policyowner in a variety of mutual fund options. Variable annuity policyowners also have the option to invest in a fixed interest rate annuity in the general account of the Company. Separate account assets are reported at fair value based primarily on quoted market prices.

All separate accounts liabilities are non-guaranteed. Following is a summary of separate account liabilities by withdrawal characteristic at December 31, 2001 (in millions):

At market value................................    $ 9,780
Not subject to discretionary withdrawal........      1,762
Non-policy liabilities.........................        244
                                                   -------
  Total........................................    $11,786
                                                   =======

Separate account premiums and other considerations received during the year ended December 31, 2001 were $1,419 million and reported as revenues in the consolidated statement of operations. Following is a summary reconciliation of amounts reported as transfers to and from separate accounts in the summary of operations of the Company's NAIC Separate Account Annual Statement and the amount reported as net transfers to separate accounts in the accompanying statement of operations for the year ended December 31, 2001 (in millions):

From Separate Account Annual Statement:
  Transfers to Separate Accounts.................  $ 1,419
  Transfers from Separate Accounts...............   (1,128)
                                                   -------
                                                       291
Reconciling adjustments:
  Investment management and administrative
    charges......................................       72
  Mortality, breakage and taxes..................      139
                                                   -------
    Net transfers to separate accounts...........  $   502
                                                   =======

8. EMPLOYEE AND REPRESENTATIVE BENEFIT PLANS
The Company sponsors noncontributory defined benefit retirement plans for all eligible employees and field representatives. These include tax-qualified plans, as well as nonqualified plans that provide benefits to certain participants in excess of ERISA limits for qualified plans. The Company's policy is to fully fund the obligations of qualified plans in accordance with ERISA requirements.

Beginning January 1, 2001 the costs associated with these retirement benefits are expensed over the period that the participant provides services to the Company, including recognition of pension assets and liabilities based on the funded status of the related plans. Pension assets are nonadmitted and thereby excluded from surplus. Prior to 2001, the Company recognized pension expense only in the periods in which contributions to plan assets were made.

In addition to pension benefits, the Company provides certain health care and life insurance benefits ("postretirement benefits") to retired employees, representatives and eligible dependents. Substantially all employees and representatives will become eligible for these benefits if they reach retirement age while working for the Company.

The funded status of the Company's defined benefit plans, both funded and unfunded, and postretirement benefits at December 31, 2001 were as follows:

                             FUNDED   UNFUNDED   POSTRETIREMENT
                             PLANS     PLANS        BENEFITS
                             ------   --------   --------------
                                       (IN MILLIONS)
Accumulated benefit
  obligation:
  Vested participants......  $ 874     $ 169          $ 96
  Nonvested participants...     10         1        --
                             ------    -----          ----
                               884       170            96
Effect of future salary
  increases................    240        71        --
                             ------    -----          ----
  Projected benefit
    obligation.............  1,124       241            96
Plan assets at fair
  value....................  1,819        (4)           24
                             ------    -----          ----
  Funded status............    695      (245)          (72)
Unrecognized transition
  (asset) liability........   (657)     --          --
                             ------    -----          ----
  Net pension asset
    (liability)............  $  38     $(245)         $(72)
                             ======    =====          ====

The projected benefit obligations were estimated using a discount rate of 7%, an assumed long-term rate of return on plan assets of 9%, and assumptions regarding future employee turnover and compensation trends based on Company experience. Plan assets are invested primarily in common stocks and corporate debt securities through a separate account of the Company. Fair value of plan assets is based primarily on quoted market value.

Changes in projected benefit obligations and plan assets during the year ended December 31, 2001 were as follows:

                                      PENSION   POSTRETIREMENT
                                       PLANS       BENEFITS
                                      -------   --------------
                                           (IN MILLIONS)
Benefit obligation at January 1.....  $1,259         $89
Changes in benefit obligation:
  Service cost......................      50           7
  Interest cost.....................      86           6
  Benefits paid.....................     (30)         (6)
                                      ------         ---
Benefit obligation at December 31...  $1,365         $96
                                      ======         ===
Fair value of plan assets at January
  1.................................  $1,694         $23
Changes in plan assets:
  Expected return on plan assets....     151           2
  Benefits paid.....................     (30)         (1)
                                      ------         ---
Fair value of plan assets at
  December 31.......................  $1,815         $24
                                      ======         ===

The components of net periodic pension expense (benefit) for the year ended December 31, 2001 were as follows (in millions):

Service cost of benefits earned....................  $  50
Interest cost on projected obligations.............     86
Expected return on plan assets.....................   (151)
                                                     -----
  Net periodic pension expense (benefit)...........  $ (15)
                                                     =====

The components of net periodic postretirement expense (benefit) for the year ended December 31, 2001 were as follows (in millions):

Service cost of benefits earned.....................  $ 7
Interest cost on projected obligations..............    6
Expected return on plan assets......................   (2)
                                                      ---
  Net periodic postretirement expense...............  $11
                                                      ===

The accumulated postretirement benefit obligation was estimated using a discount rate of 7%, an assumed rate of return on plan assets of 9%, and assumptions regarding participant retirement, morbidity and mortality based on Company experience. The estimate also assumes a health care cost rate increase of 10% per year, grading down 1% to an ultimate rate of 5% after 5 years. A further increase in the assumed healthcare cost trend of 1% in each year would increase the accumulated postretirement benefit obligation as of December 31, 2001 by $8 million and net periodic postretirement benefit expense during 2001 by $1 million. A decrease in the assumed healthcare cost trend of 1% in each year would decrease the accumulated postretirement benefit obligation as of December 31, 2001 by $8 million and net periodic postretirement benefit expense during 2001 by $1 million.

The Company also sponsors a contributory 401(k) plan for eligible employees and a noncontributory defined contribution plan for full-time representatives. For the years ended December 31, 2001, 2000 and 1999 the Company expensed total contributions to these plans of $20 million, $19 million and $18 million, respectively.

9. REINSURANCE
In the normal course of business, the Company seeks to limit its life insurance exposure to loss on any single insured and to recover a portion of benefits paid by ceding insurance coverage to reinsurers under excess and coinsurance contracts. The Company retains a maximum of $25 million of coverage per individual life and $35 million maximum of coverage per joint life. The Company also has an excess reinsurance contract for certain disability income policies with retention limits varying based upon coverage type.

The amounts shown in the consolidated financial statements are reported net of reinsurance. Reserves for policy benefits at December 31, 2001 and 2000 were reported net of ceded reserves of $757 million and $663 million, respectively.

The effect of reinsurance on premium revenue and benefits expense for the years ended December 31, 2001, 2000 and 1999 was as follows:

                                        FOR THE YEAR ENDED
                                           DECEMBER 31,
                                    --------------------------
                                     2001      2000      1999
                                    ------    ------    ------
                                          (IN MILLIONS)
Direct premium revenue..........    $9,956    $9,419    $8,785
Premiums ceded..................      (548)     (494)     (441)
                                    ------    ------    ------
  Net premium revenue               $9,408    $8,925    $8,344
                                    ======    ======    ======
Direct benefits expense.........    10,109    10,140    $9,270
Benefits ceded..................      (432)     (315)     (262)
                                    ------    ------    ------
  Net benefits expense..........    $9,677    $9,825    $9,008
                                    ======    ======    ======

In addition, the Company received $161 million, $146 million and $133 million for the years ended December 31, 2001, 2000 and 1999, respectively, from reinsurers as allowances for reimbursement of commissions and other expenses on ceded business. These amounts are included in other income in the consolidated statement of operations.

Reinsurance contracts do not relieve the Company from its obligations to policyowners. Failure of reinsurers to honor their obligations could result in losses to the Company. The Company attempts to minimize this risk by diversifying its reinsurance coverage among a number of reinsurers that meet its standards for strong financial condition.

10. INCOME TAXES
The Company files a consolidated federal income tax return with the following entities:

  Northwestern Mutual Investment Services, LLC
  Northwestern International Holdings, Inc.
  NML Real Estate Holdings, LLC and subsidiaries
  NML Securities Holdings, LLC and subsidiaries
  Northwestern Investment Management Company, LLC
  Northwestern Securities Holdings, LLC
  Northwestern Mutual Trust Company
  Baird Holding Company
  Frank Russell Company

  Bradford, Inc.
  Network Planning Advisors, LLC
  Mason Street Advisors, LLC
  NML -- CBO, LLC

Under written tax sharing agreements, the Company collects from or refunds to these subsidiaries income taxes determined as if the subsidiaries filed separate tax returns. Federal income tax returns for years through 1997 are closed as to further assessment of tax. Adequate provision has been made in the financial statements for any additional taxes that may become due with respect to the open years.

Beginning January 1, 2001 the Company accounts for deferred tax assets and liabilities, which reflect the financial statement impact of cumulative temporary differences between the tax and financial statement bases of assets and liabilities. Prior to 2001, no deferred tax balances were reported. The components of the net deferred tax asset at December 31, 2001 were as follows (in millions):

Deferred tax assets.............................    $3,053
Deferred tax liabilities........................    (1,451)
                                                    ------
  Net deferred tax assets.......................    $1,602
                                                    ======

Deferred tax assets relate primarily to temporary differences between the tax and financial statement bases of policy benefit liabilities, as well as the temporary difference created by unamortized policy acquisition costs capitalized for tax purposes. Deferred tax assets increased by $374 million for the year ended December 31, 2001 due primarily to increases in these same temporary differences. Deferred tax liabilities relate primarily to temporary differences between the tax and financial statement bases of investments. Deferred tax liabilities decreased by $51 million for the year ended December 31, 2001 due primarily to changes in temporary differences relating to investments.

Changes in deferred tax assets and liabilities related to changes in unrealized gains and losses on investments are reported as a component of changes in unrealized capital gains and losses in the consolidated statement of changes in surplus. Other changes in deferred tax assets and liabilities are direct adjustments to surplus and separately reported in the consolidated statement of changes in surplus.

The Company's taxable income can vary significantly from gain from operations before taxes due to differences between book and tax valuation of assets and liabilities. Also, the Company must capitalize and amortize for tax purposes, as opposed to immediately deducting, an amount deemed to represent the cost of acquiring new business ("DAC tax"). Further, the Company pays an "equity tax" that is assessed only on the surplus of mutual life insurance companies.

The Company's effective tax rate of 21%, for the year ended December 31, 2001, is determined as the relationship between the sum of total taxes, including those that affect net income and changes in deferred taxes not related to unrealized gains and losses on investments, to the sum of gain from operations before taxes and pretax net realized gains. This rate was less than the federal corporate tax rate of 35% due primarily to differences between book and tax basis amounts of net investment income and realized capital gains and losses. Prior to 2001, the Company's effective tax rate was based only on tax expense attributed to net gain from operations and its relationship to gain from operations before taxes.

Effective tax rates for the years ended December 31, 2000, and 1999 were 16% and 29%, respectively. The effective rates were less than the federal corporate rate of 35% due primarily to differences between book and tax investment income and, in 2000, prior year adjustments.

11. FRANK RUSSELL COMPANY ACQUISITION AND GOODWILL
The Company acquired Frank Russell Company ("Russell") effective January 1, 1999 for a purchase price of approximately $955 million. Russell is a leading investment management and consulting firm, providing investment advice, analytical tools and investment vehicles to institutional and individual investors in more than 30 countries. This investment is accounted for using the equity method, adjusted for the charge-off of acquisition goodwill, and is included in common stocks in the consolidated statement of financial position. During the three years ended December 31, 2001, the Company charged-off directly from surplus approximately $863 million, representing the goodwill associated with the acquisition. The Company has received permission from the OCI for this charge-off.

As part of the acquisition, the Company has unconditionally guaranteed certain debt obligations of Russell, including $350 million of senior notes and up to $150 million of other credit facilities.

12. CONTINGENCIES
The Company has also guaranteed certain obligations of other affiliates. These guarantees totaled approximately $135 million at December 31, 2001 and are generally supported by the underlying net asset values of the affiliates. In addition, the Company routinely makes commitments to fund mortgage loans or other investments in the normal course of business. These commitments aggregated to $1.9 billion at December 31, 2001 and were extended at market interest rates and terms.

The Company is engaged in various legal actions in the normal course of its investment and insurance operations. In the opinion of management, any losses resulting from such actions would not have a material effect on the Company's results of operations or financial position.

13. RELATED PARTY TRANSACTIONS
During 2001, 2000 and 1999, the Company transferred appreciated equity investments to wholly-owned subsidiaries as a capital contribution to the subsidiaries. Realized capital gains of $244 million, $220 million and $287 million for 2001, 2000 and 1999, respectively, were reported based on the fair value of the assets at transfer.

14. FAIR VALUE OF FINANCIAL INSTRUMENTS
The fair value of financial instruments, represented by investment assets (including derivatives) and certain policy liabilities at December 31, 2001 was as follows (in millions):

                                           DECEMBER 31, 2001
                                          --------------------
                                          STATEMENT     FAIR
                                            VALUE       VALUE
                                          ---------    -------
ASSETS
Bonds.................................     $44,306     $45,200
Common and preferred stocks...........       5,369       7,072
Mortgage loans........................      15,164      15,875
Real estate...........................       1,671       2,406
Policy loans..........................       9,028       9,375
Other investments, including
  derivatives.........................       4,817       5,244
Cash and short-term investments.......       2,018       2,018
LIABILITIES
Investment-type insurance reserves....     $ 3,417     $ 3,191

Fair value of bonds, common and preferred stocks and derivative financial instruments were based upon quoted market prices, when available. For those not actively traded, fair values were estimated using independent pricing services or internally developed pricing models. The fair value of mortgage loans was estimated by discounting estimated future cash flows using market interest rates for debt with comparable credit risk and maturities. Real estate fair value was determined by discounting estimated future cash flows using market interest rates. Policy loan fair value was estimated based on discounted projected cash flows using market interest rates and assumptions regarding future loan repayments based on Company experience. Other investments include joint ventures and partnerships, valued using the equity method, which approximates fair value.

The fair value of investment-type insurance reserves was estimated by discounting estimated future cash flows at market interest rates for similar instruments with comparable maturities.

[PRICEWATERHOUSECOOPERS LOGO]

REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Trustees and Policyowners of The Northwestern Mutual Life Insurance Company

We have audited the accompanying consolidated statement of financial position of The Northwestern Mutual Life Insurance Company and its subsidiary ("the Company") as of December 31, 2001 and 2000, and the related consolidated statements of operations, of changes in surplus and of cash flows for each of the three years in the period ended December 31, 2001. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 1 to the financial statements, the Company prepared these consolidated financial statements using accounting practices prescribed or permitted by the Office of the Commissioner of Insurance of the State of Wisconsin (statutory basis of accounting), which practices differ from accounting principles generally accepted in the United States of America. Accordingly, the consolidated financial statements are not intended to represent a presentation in accordance with generally accepted accounting principles. The effects on the consolidated financial statements of the variances between the statutory basis of accounting and generally accepted accounting principles, although not reasonably determinable, are presumed to be material.

In our opinion, the consolidated financial statements audited by us (1) do not present fairly in conformity with generally accepted accounting principles, the financial position of The Northwestern Mutual Life Insurance Company and its subsidiary as of December 31, 2001 and 2000, or the results of their operations or their cash flows for each of the three years in the period ended December 31, 2001 because of the effects of the variances between the statutory basis of accounting and generally accepted accounting principles referred to in the preceding paragraph, and (2) do present fairly, in all material respects, the financial position of The Northwestern Mutual Life Insurance Company and its subsidiary as of December 31, 2001 and 2000 and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2001, on the basis of accounting described in Note 1.

As discussed in Note 1 to the financial statements, the Company adopted the accounting policies in the revised National Association of Insurance Commissioners "Accounting Practices and Procedures Manual" -- Effective January 1, 2001, as required by the Office of the Commissioner of Insurance of the State of Wisconsin. The effect of adoption is recorded as an adjustment to surplus as of January 1, 2001.

[PRICEWATERHOUSECOOPERS LLC SIG]
January 22, 2002

More information about Northwestern Mutual Series Fund, Inc. is included in the Fund's Statement of Additional Information (SAI), incorporated by reference in this prospectus, which is available free of charge.

More information about the Fund's investments is included in the Fund's annual and semi-annual reports, which discuss the market conditions and investment strategies that significantly affected each Portfolio's performance during the previous fiscal period.

To request a free copy of the Fund's SAI, or current annual or semi-annual report, call us at 1-888-455-2232. Information about the Fund (including the SAI) can be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission (SEC) in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-800-SEC-0330. Reports and other information about the Fund are available on the SEC's Internet site at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, Washington, DC 20549-6009.

N O R T H W E S T E R N  M U T U A L


NORTHWESTERN MUTUAL VARIABLE COMPLIFE(R)


NORTHWESTERN MUTUAL VARIABLE LIFE ACCOUNT

NORTHWESTERN MUTUAL SERIES FUND, INC.

RUSSELL INSURANCE FUNDS



P  R  O  S  P  E  C  T  U  S  E  S


Investment Company Act File Nos. 811-3990 and 811-5371

[LOGO NORTHWESTERN MUTUAL(TM)]

PO Box 3095
Milwaukee  WI  53201-3095

Change Service Requested

                                     PART II

                       CONTENTS OF REGISTRATION STATEMENT

         This amendment to the registration statement comprises the following papers and documents:

         The facing sheet

         The cross-reference sheet

         The prospectus consisting of 55 pages

         The undertaking with respect to fees and charges

         The signatures

         Written consents of the following persons:

                  PricewaterhouseCoopers LLP

                  William C. Koenig, F.S.A. (included in his opinion filed herewith as Exhibit C(6))

         The following exhibits:

                  Exhibit A(5)(I)   Illustrations of Death Benefits,
                                    Cash Values and Accumulated Premiums

                  Exhibit C(1)      Consent of PricewaterhouseCoopers LLP

                  Exhibit C(6)      Opinion and consent of William C.
                                    Koenig, F.S.A.





                                   UNDERTAKING

The Northwestern Mutual Life Insurance Company hereby represents that the fees and charges deducted under the contracts registered by this registration statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the insurance company.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant, Northwestern Mutual Variable Life Account, certifies that it meets all of the requirements for effectiveness of this Amended Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amended Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Milwaukee, and State of Wisconsin, on the 29th day of April, 2002.

                                 NORTHWESTERN MUTUAL VARIABLE LIFE ACCOUNT
                                 (Registrant)

                                 By THE NORTHWESTERN MUTUAL LIFE
                                    INSURANCE COMPANY
                                    (Depositor)


Attest: ROBERT J. BERDAN                    By: EDWARD J. ZORE
       -----------------------------           --------------------------------
        Robert J. Berdan                        Edward J. Zore, President and
         Vice President, General Counsel          Chief Executive Officer
         and Secretary
                                            By NORTHWESTERN MUTUAL INVESTMENT
                                               SERVICES, LLC
                                               (Depositor)


Attest:MARK A. KAPRELIAN                    By: DAVID B. WESCOE
       ------------------------------          --------------------------------
       Mark A. Kaprelian, Secretary             David B. Wescoe,
                                                  President and CEO

         Pursuant to the requirements of the Securities Act of 1933, the depositors have duly caused this Amended Registration Statement to be signed on their behalf by the undersigned, thereunto duly authorized, and their seals to be hereunto affixed, all in the City of Milwaukee, and State of Wisconsin, on the 29th day of April 2002.
                                            THE NORTHWESTERN MUTUAL LIFE
                                            INSURANCE COMPANY  (Depositor)


Attest: ROBERT J. BERDAN                    By: EDWARD J. ZORE
       -----------------------------           --------------------------------
        Robert J. Berdan                        Edward J. Zore, President and
         Vice President, General Counsel          Chief Executive Officer
         and Secretary

                                            NORTHWESTERN MUTUAL INVESTMENT
                                            SERVICES, LLC  (Depositor)


Attest:MARK A. KAPRELIAN                    By: DAVID B. WESCOE
       ------------------------------          --------------------------------
       Mark A. Kaprelian, Secretary             David B. Wescoe,
                                                President and CEO

         Pursuant to the requirements of the Securities Act of 1933, this Amended Registration Statement has been signed by the following persons in the capacities with the depositor and on the dates indicated:

Signature                           Title
---------                           -----

EDWARD J. ZORE                      Trustee, President and       Dated April
----------------------------        Principal Executive          29, 2002
Edward J. Zore                      Officer



GARY A. POLINER                     Senior Vice President and
------------------------------      Principal Financial Officer
Gary A. Poliner

STEVEN T. CATLETT                   Vice President, Controller
------------------------------      and Principal Accounting
Steve T. Catlett                    Officer


JOHN M. BREMER                      Trustee
-----------------------------
John M. Bremer


PETER W. BRUCE                      Trustee
------------------------------
Peter W. Bruce


HAROLD B. SMITH*                    Trustee
------------------------------
Harold B. Smith


J. THOMAS LEWIS*                    Trustee
------------------------------
J. Thomas Lewis


PATRICIA ALBJERG GRAHAM*            Trustee
------------------------------
Patricia Albjerg Graham


STEPHEN F. KELLER*                  Trustee                   Dated April
------------------------------                                29, 2002
Stephen F. Keller


PIERRE S. du PONT*                  Trustee
------------------------------
Pierre S. du Pont


J. E. GALLEGOS*                     Trustee
------------------------------
J. E. Gallegos


KATHRYN D. WRISTON*                 Trustee
------------------------------
Kathryn D. Wriston


BARRY L. WILLIAMS*                  Trustee
------------------------------
Barry L. Williams


GORDON T. BEAHAM III*               Trustee
------------------------------
Gordon T. Beaham III


DANIEL F. McKEITHAN, JR.*           Trustee
------------------------------
Daniel F. McKeithan, Jr.


JAMES D. ERICSON*                   Trustee
------------------------------
James D. Ericson


EDWARD E. BARR*                     Trustee
------------------------------
Edward E. Barr


ROBERT C. BUCHANAN*                 Trustee
------------------------------
Robert C. Buchanan

                                    Trustee
------------------------------
Sherwood H. Smith, Jr.



H. MASON SIZEMORE, JR.*             Trustee
------------------------------
H. Mason Sizemore, Jr.



JOHN J. STOLLENWERK*                Trustee
------------------------------
John J. Stollenwerk



GEORGE A. DICKERMAN*                Trustee
------------------------------
George A. Dickerman



GUY A. OSBORN*                      Trustee                   Dated April
------------------------------                                29, 2002
Guy A. Osborn



JOHN E. STEURI*                     Trustee
------------------------------
John E. Steuri



STEPHEN N. GRAFF*                   Trustee
------------------------------
Stephen N. Graff



BARBARA A. KING*                    Trustee
------------------------------
Barbara A. King



                                    Trustee
------------------------------
Timothy D. Proctor



PETER M. SOMMERHAUSER*              Trustee
------------------------------
Peter M. Sommerhauser



JAMES P. HACKETT*                   Trustee
------------------------------
James P. Hackett



*By: EDWARD J. ZORE
     ------------------------------------
     Edward J. Zore, Attorney in fact,
     pursuant to the Power of Attorney
     attached hereto

                               CONSENT OF ACTUARY


         The Consent of William C. Koenig, F.S.A., is contained in his opinion filed as Exhibit C(6).






                       CONSENT OF INDEPENDENT ACCOUNTANTS


       The Consent of PricewaterhouseCoopers LLP is filed as Exhibit C(1).

                                POWER OF ATTORNEY


         The undersigned Trustees of THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY hereby constitute and appoint Edward J. Zore and John M. Bremer, or either of them, their true and lawful attorneys and agents to sign the names of the undersigned Trustees to (1) the registration statement or statements to be filed under the Securities Act of 1933 and to any instrument or document filed as part thereof or in connection therewith or in any way related thereto, and any and all amendments thereto in connection with variable contracts issued or sold by The Northwestern Mutual Life Insurance Company or any separate account credited therein and (2) the Form 10-K Annual Report or Reports of The Northwestern Mutual Life Insurance Company and/or its separate accounts for its or their fiscal year ended December 31, 2001 to be filed under the Securities Exchange Act of 1934 and to any instrument or document filed as part thereof or in connection therewith or in any way related thereto, and any and all amendments thereto. "Variable contracts" as used herein means any contracts providing for benefits or values which may vary according to the investment experience of any separate account maintained by The Northwestern Mutual Life Insurance Company, including variable annuity contracts and variable life insurance policies. Each of the undersigned hereby ratifies and confirms all that said attorneys and agents shall do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, each of the undersigned has subscribed these presents this 25th day of July, 2001.


                                EDWARD E. BARR                 Trustee
                                -------------------------------
                                Edward E. Barr




                                GORDON T. BEAHAM III           Trustee
                                -------------------------------
                                Gordon T. Beaham III




                                ROBERT C. BUCHANAN             Trustee
                                -------------------------------
                                Robert C. Buchanan




                                GEORGE A. DICKERMAN            Trustee
                                -------------------------------
                                George A. Dickerman




                                PIERRE S. du PONT              Trustee
                                -------------------------------
                                Pierre S. du Pont




                                JAMES D. ERICSON               Trustee
                                -------------------------------
                                James D. Ericson




                                J. E. GALLEGOS                 Trustee
                                -------------------------------
                                J. E. Gallegos

                                STEPHEN N. GRAFF               Trustee
                                -------------------------------
                                Stephen N. Graff




                                PATRICIA ALBJERG GRAHAM        Trustee
                                -------------------------------
                                Patricia Albjerg Graham




                                JAMES P. HACKETT               Trustee
                                -------------------------------
                                James P. Hackett




                                STEPHEN F. KELLER              Trustee
                                -------------------------------
                                Stephen F. Keller




                                BARBARA A. KING                Trustee
                                -------------------------------
                                Barbara A. King




                                J. THOMAS LEWIS                Trustee
                                -------------------------------
                                J. Thomas Lewis




                                DANIEL F. McKEITHAN, JR.       Trustee
                                -------------------------------
                                Daniel F. McKeithan, Jr.




                                GUY A. OSBORN                  Trustee
                                -------------------------------
                                Guy A. Osborn




                                                               Trustee
                                -------------------------------
                                Timothy D. Proctor




                                H. MASON SIZEMORE, JR.         Trustee
                                -------------------------------
                                H. Mason Sizemore, Jr.




                                HAROLD B. SMITH                Trustee
                                -------------------------------
                                Harold B. Smith

                                                               Trustee
                                -------------------------------
                                Sherwood H. Smith, Jr.




                                PETER M. SOMMERHAUSER          Trustee
                                -------------------------------
                                Peter M. Sommerhauser




                                JOHN E. STEURI                 Trustee
                                -------------------------------
                                John E. Steuri




                                JOHN J. STOLLENWERK            Trustee
                                -------------------------------
                                John J. Stollenwerk




                                BARRY L. WILLIAMS              Trustee
                                -------------------------------
                                Barry L. Williams




                                KATHRYN D. WRISTON             Trustee
                                -------------------------------
                                Kathryn D. Wriston




                                EDWARD J. ZORE                 Trustee
                                -------------------------------
                                Edward J. Zore

                                  EXHIBIT INDEX
                          EXHIBITS FILED WITH FORM S-6
                        POST-EFFECTIVE AMENDMENT NO. 8 TO
             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                                       FOR
                      NORTHWESTERN MUTUAL VARIABLE COMPLIFE

Exhibit Number                           Exhibit Name
--------------                           ------------

Exhibit A(5)(I)            Illustrations of Death Benefits, Cash
                           Values and Accumulated Premiums

Exhibit C(1)               Consent of PricewaterhouseCoopers LLP

Exhibit C(6)               Opinion and consent of William C. Koenig, F.S.A.